UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2014

Item 1. Reports to Stockholders

Fidelity Advisor®

Series Equity-Income Fund

and

Fidelity Advisor®

Series Stock Selector Large Cap Value Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity Advisor® Series Equity-Income Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Advisor® Series Stock Selector Large Cap Value Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Life of fund A
Fidelity Advisor® Series Equity-Income Fund	16.44%	20.20%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity-Income Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Life of fund A
Fidelity Advisor® Series Stock Selector Large Cap Value Fund	18.79%	23.49%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from James Morrow, Portfolio Manager of Fidelity Advisor® Series Equity-Income Fund: For the year, the fund shares gained 16.44%, trailing the Russell 3000® Value Index, which rose 20.18%. Compared with the index, stock picking in information technology and industrials was detrimental. The fund's average cash allocation of about 5% also detracted in a rising market. On the positive side, the fund benefited from favorable allocations in several sectors, especially software & services within information technology. Nevertheless, the fund's biggest individual detractor - IBM, a diversified technology services company not held in the benchmark - came from this group. Steady growers like IBM were somewhat out of favor in a market environment rewarding faster-growing stocks. Another source of underperformance was Bank of America, a benchmark component that I held only intermittently during the 12 months, and not at period end. On the positive side, media company and cable service provider Comcast was the top relative contributor. As Comcast's shares continued rising, I gradually reduced my holding. Another notable contributor was Paychex, a provider of payroll and human resources services whose shares rose along with an improving employment market as well as higher interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Series Stock Selector Large Cap Value Fund: For the year, the fund rose 18.79%, modestly underperforming the 20.02% return of the Russell 1000® Value Index. The fund's performance versus the benchmark during the past year primarily resulted from strong stock choices in health care, consumer discretionary and utilities, which were offset by some stock-specific mistakes, most notably in energy and industrials. A modest cash stake in a rising market also dampened relative performance. Among individual stock, Ireland-based Jazz Pharmaceuticals was the fund's biggest relative contributor during the reporting period. Shares of the specialty pharma firm surged at the end of the calendar year after the company announced a definitive agreement to acquire smaller-cap Italian orphan drug firm Gentium. Timely ownership of Juniper Networks was another plus. We added the stock of the networking equipment manufacturer to the fund during the past year and it rallied toward the end of the period after the firm announced better-than-expected earnings and revenue. We sold the stock prior to period end. Conversely, overweighting two energy names and index components was detrimental: integrated energy firm Chevron and oil/gas exploration & production company Occidental Petroleum. Chevron - which we added to the fund during the period - and Occidental were both hurt buy falling crude oil prices. Additionally, Chevron had a volatile run during the past year, including consecutive quarters of weaker-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Fidelity Advisor Series Equity-Income Fund	.68%
Actual		$ 1,000.00	$ 1,017.00	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.78%
Actual		$ 1,000.00	$ 1,034.20	$ 4.00
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.*	4.2	4.1
Chevron Corp.	4.1	4.5
Exxon Mobil Corp.*	3.8	3.8
Wells Fargo & Co.	3.1	4.3
General Electric Co.	3.1	3.1
MetLife, Inc.*	3.0	2.9
Cisco Systems, Inc.	2.7	2.7
Procter & Gamble Co.	2.5	2.5
Johnson & Johnson	2.3	2.6
Merck & Co., Inc.*	2.2	2.2
	31.0
* Security or a portion of the security is pledged as collateral for call options written.
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	25.7
Energy	14.4	14.7
Information Technology	11.8	10.2
Consumer Staples	11.6	9.7
Health Care	9.2	11.7
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks 95.6%		Stocks 97.4%
	Short-Term Investments and Net Other Assets (Liabilities) 4.4%		Short-Term Investments and Net Other Assets (Liabilities) 2.6%
* Foreign investments	3.3%	** Foreign investments	3.5%

* Written options	(0.1)%	** Written options	0.0%

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.3%
Gentex Corp.	168,121	$ 5,445,439
Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	51,873	2,564,601
McDonald's Corp.	193,427	18,215,021
Texas Roadhouse, Inc. Class A	97,007	2,352,420
Yum! Brands, Inc.	149,267	10,023,279
		33,155,321
Media - 2.6%
Comcast Corp. Class A	477,128	25,979,620
Sinclair Broadcast Group, Inc. Class A	77,101	2,422,513
Time Warner, Inc. (e)	280,609	17,630,663
		46,032,796
Multiline Retail - 2.3%
Kohl's Corp.	271,192	13,730,451
Target Corp.	481,597	27,277,654
		41,008,105
Specialty Retail - 0.7%
Abercrombie & Fitch Co. Class A	102,500	3,626,450
Foot Locker, Inc.	134,241	5,181,703
Staples, Inc.	317,827	4,182,603
		12,990,756
TOTAL CONSUMER DISCRETIONARY		138,632,417
CONSUMER STAPLES - 11.6%
Beverages - 1.7%
Molson Coors Brewing Co. Class B	146,800	7,727,552
The Coca-Cola Co.	576,097	21,787,989
		29,515,541
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	147,687	10,001,364
Wal-Mart Stores, Inc.	103,242	7,710,113
Walgreen Co.	465,416	26,691,608
		44,403,085
Food Products - 1.3%
B&G Foods, Inc. Class A	31,805	1,042,250
Kellogg Co.	387,703	22,479,020
		23,521,270
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 2.5%
Procter & Gamble Co.	562,781	$ 43,120,280
Tobacco - 3.6%
Altria Group, Inc. (e)	621,238	21,880,002
Lorillard, Inc.	394,579	19,421,178
Philip Morris International, Inc.	176,931	13,825,388
Reynolds American, Inc.	185,629	9,003,007
		64,129,575
TOTAL CONSUMER STAPLES		204,689,751
ENERGY - 14.4%
Energy Equipment & Services - 1.3%
Ensco PLC Class A	95,953	4,833,153
Halliburton Co.	14,001	686,189
National Oilwell Varco, Inc.	117,900	8,843,679
Noble Corp.	194,300	6,029,129
Schlumberger Ltd.	41,544	3,638,008
		24,030,158
Oil, Gas & Consumable Fuels - 13.1%
Access Midstream Partners LP	33,587	1,882,551
Apache Corp.	191,395	15,361,363
Chevron Corp.	651,469	72,723,484
CONSOL Energy, Inc.	158,306	5,912,729
EV Energy Partners LP	202,860	7,290,788
Exxon Mobil Corp. (e)	733,100	67,562,496
Hess Corp.	88,600	6,688,414
Holly Energy Partners LP	86,100	2,786,196
HollyFrontier Corp.	24,724	1,144,721
Legacy Reserves LP	51,300	1,337,904
Markwest Energy Partners LP	122,181	8,575,884
Occidental Petroleum Corp.	175,683	15,384,560
Scorpio Tankers, Inc.	59,672	596,720
The Williams Companies, Inc.	571,900	23,156,231
Williams Partners LP	27,100	1,357,710
		231,761,751
TOTAL ENERGY		255,791,909
Common Stocks - continued
	Shares	Value
FINANCIALS - 22.6%
Capital Markets - 3.5%
Apollo Global Management LLC Class A	55,447	$ 1,799,255
Apollo Investment Corp.	859,700	7,255,868
Ares Capital Corp.	78,326	1,387,153
BlackRock, Inc. Class A (e)	11,214	3,369,471
Carlyle Group LP	39,500	1,374,995
Charles Schwab Corp.	359,764	8,929,342
Greenhill & Co., Inc.	29,391	1,526,862
Invesco Ltd.	76,100	2,530,325
KKR & Co. LP	380,500	9,173,855
Morgan Stanley	445,700	13,152,607
The Blackstone Group LP	372,000	12,183,000
		62,682,733
Commercial Banks - 6.0%
CIT Group, Inc. (e)	29,900	1,391,845
Comerica, Inc.	200,500	9,182,900
M&T Bank Corp.	168,170	18,752,637
PNC Financial Services Group, Inc.	39,500	3,155,260
U.S. Bancorp	463,321	18,407,743
Wells Fargo & Co.	1,222,549	55,430,372
		106,320,757
Diversified Financial Services - 4.8%
JPMorgan Chase & Co. (e)	1,335,130	73,912,796
KKR Financial Holdings LLC	924,566	11,187,249
		85,100,045
Insurance - 5.5%
ACE Ltd.	157,100	14,737,551
AFLAC, Inc.	51,946	3,261,170
MetLife, Inc. (e)	1,091,800	53,552,790
Prudential Financial, Inc.	160,092	13,510,164
The Travelers Companies, Inc.	51,700	4,202,176
Validus Holdings Ltd.	214,704	7,712,168
		96,976,019
Real Estate Investment Trusts - 2.7%
American Capital Agency Corp.	520,273	10,899,719
Annaly Capital Management, Inc.	921,600	9,925,632
CBL & Associates Properties, Inc.	201,700	3,426,883
Coresite Realty Corp.	48,333	1,482,856
First Potomac Realty Trust	261,433	3,414,315
Home Properties, Inc.	111,475	6,214,731
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Piedmont Office Realty Trust, Inc. Class A	108,600	$ 1,810,362
Rayonier, Inc.	81,700	3,616,042
Retail Properties America, Inc.	153,500	2,024,665
Two Harbors Investment Corp.	366,900	3,606,627
Ventas, Inc.	21,200	1,322,668
		47,744,500
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	106,562	1,585,643
TOTAL FINANCIALS		400,409,697
HEALTH CARE - 9.2%
Biotechnology - 0.2%
Amgen, Inc.	29,700	3,532,815
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	116,024	7,924,439
Covidien PLC	70,800	4,831,392
St. Jude Medical, Inc.	53,800	3,267,274
		16,023,105
Health Care Providers & Services - 1.3%
Aetna, Inc.	44,160	3,017,453
Quest Diagnostics, Inc.	96,435	5,062,838
UnitedHealth Group, Inc.	152,921	11,053,130
WellPoint, Inc.	48,536	4,174,096
		23,307,517
Pharmaceuticals - 6.8%
AbbVie, Inc.	74,800	3,682,404
Actavis PLC (a)	39,567	7,477,372
Eli Lilly & Co.	145,500	7,858,455
Johnson & Johnson	447,993	39,633,941
Merck & Co., Inc. (e)	738,214	39,103,196
Pfizer, Inc.	708,736	21,545,574
		119,300,942
TOTAL HEALTH CARE		162,164,379
INDUSTRIALS - 8.8%
Aerospace & Defense - 0.7%
United Technologies Corp. (e)	104,000	11,858,080
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	203,043	$ 11,886,137
United Parcel Service, Inc. Class B	277,900	26,464,417
		38,350,554
Commercial Services & Supplies - 0.9%
Republic Services, Inc.	495,000	15,854,850
Electrical Equipment - 0.5%
Eaton Corp. PLC	34,600	2,528,914
Emerson Electric Co.	54,000	3,560,760
Hubbell, Inc. Class B	27,156	3,169,920
		9,259,594
Industrial Conglomerates - 3.1%
General Electric Co.	2,166,156	54,435,500
Machinery - 1.0%
Cummins, Inc.	44,600	5,663,308
Stanley Black & Decker, Inc. (e)	150,918	11,681,053
		17,344,361
Professional Services - 0.1%
Acacia Research Corp.	84,406	1,166,491
Road & Rail - 0.4%
CSX Corp.	291,500	7,844,265
TOTAL INDUSTRIALS		156,113,695
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 3.1%
Cisco Systems, Inc.	2,164,059	47,414,533
QUALCOMM, Inc.	96,010	7,125,862
		54,540,395
Computers & Peripherals - 0.4%
Apple, Inc.	15,715	7,866,929
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	115,624	6,533,912
IT Services - 3.6%
IBM Corp.	198,384	35,050,485
Paychex, Inc.	688,591	28,796,876
		63,847,361
Office Electronics - 0.2%
Xerox Corp.	314,213	3,409,211
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.	1,027,086	$ 17,275,587
Broadcom Corp. Class A	578,995	17,230,891
Maxim Integrated Products, Inc.	125,400	3,794,604
		38,301,082
Software - 2.0%
CA Technologies, Inc.	238,200	7,641,456
Microsoft Corp.	726,100	27,482,885
		35,124,341
TOTAL INFORMATION TECHNOLOGY		209,623,231
MATERIALS - 0.6%
Chemicals - 0.3%
RPM International, Inc.	107,968	4,283,091
Tronox Ltd. Class A	23,500	516,060
		4,799,151
Metals & Mining - 0.3%
Commercial Metals Co.	236,625	4,510,073
Freeport-McMoRan Copper & Gold, Inc.	12,900	418,089
		4,928,162
TOTAL MATERIALS		9,727,313
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	775,991	25,856,020
CenturyLink, Inc.	371,650	10,725,819
Verizon Communications, Inc.	673,590	32,345,792
		68,927,631
UTILITIES - 4.9%
Electric Utilities - 4.5%
American Electric Power Co., Inc.	118,945	5,805,705
Duke Energy Corp.	109,900	7,761,138
Exelon Corp.	100,061	2,901,769
FirstEnergy Corp.	229,867	7,238,512
Hawaiian Electric Industries, Inc. (d)	180,198	4,688,752
NextEra Energy, Inc.	110,716	10,178,122
Northeast Utilities	44,507	1,949,407
PPL Corp.	495,537	15,148,566
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Southern Co.	468,234	$ 19,309,970
Xcel Energy, Inc.	187,900	5,432,189
		80,414,130
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	22,682	530,759
Sempra Energy	61,703	5,720,485
		6,251,244
TOTAL UTILITIES		86,665,374
TOTAL COMMON STOCKS (Cost $1,606,865,909)		1,692,745,397
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.10% (b)	82,610,518	82,610,518
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	1,706,400	1,706,400
TOTAL MONEY MARKET FUNDS (Cost $84,316,918)		84,316,918
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,691,182,827)		1,777,062,315
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(6,289,226)
NET ASSETS - 100%		$ 1,770,773,089
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Altria Group, Inc.	3/22/14 - $38.00	1,732	$ 66,509	$ (14,722)
BlackRock, Inc. Class A	3/22/14 - $330.00	28	5,387	(5,320)
CIT Group, Inc.	4/19/14 - $50.00	150	13,956	(10,050)
Exxon Mobil Corp.	4/19/14 - $100.00	1,833	152,872	(68,737)
JPMorgan Chase & Co.	4/19/14 - $60.00	2,670	139,185	(170,880)
Merck & Co., Inc.	3/22/14 - $52.50	2,436	418,265	(392,196)
MetLife, Inc.	4/19/14 - $55.00	3,603	120,412	(151,326)
Stanley Black & Decker, Inc.	4/19/14 - $85.00	498	26,095	(27,390)
Time Warner, Inc.	3/22/14 - $67.50	926	45,837	(48,615)
United Technologies Corp.	3/22/14 - $115.00	343	73,882	(76,318)
TOTAL WRITTEN OPTIONS			$ 1,062,400	$ (965,554)
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $83,473,389.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,492
Fidelity Securities Lending Cash Central Fund	21,822
Total	$ 58,314
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (965,554)
Total Value of Derivatives	$ -	$ (965,554)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,644,464) - See accompanying schedule: Unaffiliated issuers (cost $1,606,865,909)	$ 1,692,745,397
Fidelity Central Funds (cost $84,316,918)	84,316,918
Total Investments (cost $1,691,182,827)		$ 1,777,062,315
Cash		572,335
Receivable for fund shares sold		190,406
Dividends receivable		1,843,194
Distributions receivable from Fidelity Central Funds		4,810
Prepaid expenses		2,447
Other affiliated receivables		26,178
Other receivables		4,572
Total assets		1,779,706,257

Liabilities
Payable for investments purchased	$ 2,774,680
Payable for fund shares redeemed	2,446,075
Accrued management fee	674,361
Written options, at value (premium received $1,062,400)	965,554
Other affiliated payables	297,684
Other payables and accrued expenses	68,414
Collateral on securities loaned, at value	1,706,400
Total liabilities		8,933,168

Net Assets		$ 1,770,773,089
Net Assets consist of:
Paid in capital		$ 1,680,493,649
Undistributed net investment income		1,691,331
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,611,775
Net unrealized appreciation (depreciation) on investments		85,976,334
Net Assets, for 149,614,240 shares outstanding		$ 1,770,773,089
Net Asset Value, offering price and redemption price per share ($1,770,773,089 ÷ 149,614,240 shares)		$ 11.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 28,078,290
Interest		57
Income from Fidelity Central Funds		58,314
Total income		28,136,661

Expenses
Management fee	$ 4,508,792
Transfer agent fees	1,808,668
Accounting and security lending fees	332,341
Custodian fees and expenses	42,481
Independent trustees' compensation	4,456
Audit	60,461
Legal	2,481
Miscellaneous	3,091
Total expenses before reductions	6,762,771
Expense reductions	(17,428)	6,745,343
Net investment income (loss)		21,391,318
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,762,350
Foreign currency transactions	(378)
Written options	519,359
Total net realized gain (loss)		35,281,331
Change in net unrealized appreciation (depreciation) on: Investment securities	48,550,214
Assets and liabilities in foreign currencies	(70)
Written options	96,846
Total change in net unrealized appreciation (depreciation)		48,646,990
Net gain (loss)		83,928,321
Net increase (decrease) in net assets resulting from operations		$ 105,319,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	For the period December 6, 2012 (commencement of operations ) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,391,318	$ 2,078,209
Net realized gain (loss)	35,281,331	1,717,752
Change in net unrealized appreciation (depreciation)	48,646,990	37,329,344
Net increase (decrease) in net assets resulting from operations	105,319,639	41,125,305
Distributions to shareholders from net investment income	(20,256,597)	(1,147,778)
Distributions to shareholders from net realized gain	(34,761,129)	-
Total distributions	(55,017,726)	(1,147,778)
Share transactions Proceeds from sales of shares	1,154,653,492	675,225,856
Reinvestment of distributions	55,017,726	1,147,778
Cost of shares redeemed	(195,212,286)	(10,338,917)
Net increase (decrease) in net assets resulting from share transactions	1,014,458,932	666,034,717
Total increase (decrease) in net assets	1,064,760,845	706,012,244

Net Assets
Beginning of period	706,012,244	-
End of period (including undistributed net investment income of $1,691,331 and undistributed net investment income of $899,123, respectively)	$ 1,770,773,089	$ 706,012,244
Other Information Shares
Sold	94,671,189	67,522,485
Issued in reinvestment of distributions	4,606,882	114,207
Redeemed	(16,287,927)	(1,012,596)
Net increase (decrease)	82,990,144	66,624,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.25	.03
Net realized and unrealized gain (loss)	1.49	.59
Total from investment operations	1.74	.62
Distributions from net investment income	(.24)	(.02)
Distributions from net realized gain	(.26)	-
Total distributions	(.50)	(.02)
Net asset value, end of period	$ 11.84	$ 10.60
Total Return B,C	16.44%	6.18%
Ratios to Average Net Assets E,H
Expenses before reductions	.68%	.75% A
Expenses net of fee waivers, if any	.68%	.75% A
Expenses net of all reductions	.68%	.68% A
Net investment income (loss)	2.15%	2.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,770,773	$ 706,012
Portfolio turnover rate F	44%	34% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.8	6.2
Wells Fargo & Co.	3.4	3.7
Berkshire Hathaway, Inc. Class B	3.3	3.5
General Electric Co.	3.3	2.8
Occidental Petroleum Corp.	2.5	2.7
Merck & Co., Inc.	2.1	3.0
Goldman Sachs Group, Inc.	2.0	0.0
U.S. Bancorp	1.9	2.0
Cisco Systems, Inc.	1.9	1.2
Apple, Inc.	1.7	1.6
	26.9
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.8	28.1
Energy	14.1	14.7
Health Care	13.2	12.4
Industrials	9.4	9.0
Information Technology	8.9	8.9
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks and Equity Futures 96.4%		Stocks and Equity Futures 97.7%
	Short-Term Investments and Net Other Assets (Liabilities) 3.6%		Short-Term Investments and Net Other Assets (Liabilities) 2.3%
* Foreign investments	6.7%	** Foreign investments	4.8%

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 1.5%
Delphi Automotive PLC	121,051	$ 7,370,795
TRW Automotive Holdings Corp. (a)	127,777	9,474,665
		16,845,460
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. Series A (a)	167,686	4,478,893
Media - 2.2%
Comcast Corp. Class A	183,322	9,981,883
Omnicom Group, Inc.	60,200	4,369,316
Twenty-First Century Fox, Inc. Class A	339,660	10,807,981
		25,159,180
Multiline Retail - 1.5%
Macy's, Inc.	137,235	7,300,902
Target Corp.	167,019	9,459,956
		16,760,858
Specialty Retail - 0.7%
Staples, Inc.	646,749	8,511,217
TOTAL CONSUMER DISCRETIONARY		71,755,608
CONSUMER STAPLES - 5.7%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	72,453	3,813,926
Food & Staples Retailing - 1.4%
Wal-Mart Stores, Inc.	120,386	8,990,426
Walgreen Co.	111,975	6,421,766
		15,412,192
Food Products - 1.9%
Bunge Ltd.	91,766	6,952,192
Mondelez International, Inc.	264,443	8,660,508
The J.M. Smucker Co.	65,536	6,317,015
		21,929,715
Household Products - 1.6%
Procter & Gamble Co.	232,185	17,790,015
Personal Products - 0.5%
Coty, Inc. Class A (d)	429,510	5,794,090
TOTAL CONSUMER STAPLES		64,739,938
Common Stocks - continued
	Shares	Value
ENERGY - 14.1%
Energy Equipment & Services - 2.5%
Cameron International Corp. (a)	167,880	$ 10,067,764
National Oilwell Varco, Inc.	198,216	14,868,182
Rowan Companies PLC (a)	115,200	3,613,824
		28,549,770
Oil, Gas & Consumable Fuels - 11.6%
Anadarko Petroleum Corp.	173,600	14,007,784
Apache Corp.	109,892	8,819,932
Chevron Corp.	492,886	55,020,863
Energen Corp.	106,900	7,559,968
Marathon Petroleum Corp.	205,000	17,845,250
Occidental Petroleum Corp.	323,182	28,301,048
		131,554,845
TOTAL ENERGY		160,104,615
FINANCIALS - 26.8%
Capital Markets - 4.3%
BlackRock, Inc. Class A	50,119	15,059,256
Goldman Sachs Group, Inc.	139,722	22,931,175
State Street Corp.	165,054	11,050,365
		49,040,796
Commercial Banks - 8.1%
CIT Group, Inc.	221,500	10,310,825
PNC Financial Services Group, Inc.	218,900	17,485,732
Popular, Inc. (a)	164,474	4,342,114
U.S. Bancorp	552,708	21,959,089
Wells Fargo & Co.	852,075	38,633,081
		92,730,841
Consumer Finance - 1.6%
Capital One Financial Corp.	256,986	18,145,781
Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc. Class B (a)	338,439	37,769,792
The NASDAQ Stock Market, Inc.	268,101	10,228,053
		47,997,845
Insurance - 6.3%
ACE Ltd.	157,320	14,758,189
AFLAC, Inc.	167,800	10,534,484
Axis Capital Holdings Ltd.	239,400	10,777,788
MetLife, Inc.	256,951	12,603,447
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Reinsurance Group of America, Inc.	136,800	$ 10,214,856
The Travelers Companies, Inc.	153,200	12,452,096
		71,340,860
Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	211,100	2,273,547
General Growth Properties, Inc.	223,341	4,498,088
The Macerich Co.	73,079	4,136,271
Vornado Realty Trust	53,702	4,931,455
		15,839,361
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	368,371	9,776,566
TOTAL FINANCIALS		304,872,050
HEALTH CARE - 13.2%
Biotechnology - 0.9%
Amgen, Inc.	34,738	4,132,085
Cubist Pharmaceuticals, Inc. (a)	88,798	6,490,246
Prothena Corp. PLC (a)	9	278
		10,622,609
Health Care Equipment & Supplies - 1.4%
Covidien PLC	136,683	9,327,248
St. Jude Medical, Inc.	106,869	6,490,154
		15,817,402
Health Care Providers & Services - 4.8%
Express Scripts Holding Co. (a)	83,437	6,231,910
HCA Holdings, Inc. (a)	244,600	12,296,042
McKesson Corp.	45,439	7,925,016
Quest Diagnostics, Inc.	79,493	4,173,383
Team Health Holdings, Inc. (a)	52,015	2,244,967
UnitedHealth Group, Inc.	243,000	17,564,040
WellPoint, Inc.	52,147	4,484,642
		54,920,000
Pharmaceuticals - 6.1%
Allergan, Inc.	7,250	830,850
Endo Health Solutions, Inc. (a)(d)	85,067	5,604,214
Jazz Pharmaceuticals PLC (a)	90,287	13,692,926
Johnson & Johnson	207,205	18,331,426
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	450,900	$ 23,884,173
Pfizer, Inc.	219,338	6,667,875
		69,011,464
TOTAL HEALTH CARE		150,371,475
INDUSTRIALS - 9.4%
Aerospace & Defense - 0.5%
Textron, Inc.	180,982	6,424,861
Air Freight & Logistics - 1.3%
FedEx Corp.	110,955	14,792,521
Commercial Services & Supplies - 0.6%
Waste Management, Inc.	159,724	6,673,269
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	348,518	9,992,011
URS Corp.	226,538	11,372,208
		21,364,219
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	223,523	7,662,368
Industrial Conglomerates - 3.3%
General Electric Co.	1,485,556	37,332,022
Machinery - 0.4%
Caterpillar, Inc.	24,293	2,281,356
Terex Corp.	51,230	2,100,430
		4,381,786
Road & Rail - 0.7%
CSX Corp.	296,661	7,983,148
TOTAL INDUSTRIALS		106,614,194
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.9%
Cisco Systems, Inc.	991,165	21,716,425
Computers & Peripherals - 3.1%
Apple, Inc.	38,558	19,302,135
EMC Corp.	674,703	16,354,801
		35,656,936
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	308,221	5,538,731
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.6%
Yahoo!, Inc. (a)	199,252	$ 7,177,057
IT Services - 0.4%
Total System Services, Inc.	162,736	4,862,552
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom Corp. Class A	541,449	16,113,522
Software - 1.0%
Oracle Corp.	209,931	7,746,454
Symantec Corp.	139,295	2,982,306
		10,728,760
TOTAL INFORMATION TECHNOLOGY		101,793,983
MATERIALS - 2.4%
Chemicals - 1.8%
Ashland, Inc.	48,000	4,454,880
Axiall Corp.	76,794	3,064,081
Chemtura Corp. (a)	87,205	2,187,101
Eastman Chemical Co.	83,700	6,525,252
LyondellBasell Industries NV Class A	58,700	4,623,212
		20,854,526
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc.	215,688	6,990,448
TOTAL MATERIALS		27,844,974
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	461,905	15,390,675
CenturyLink, Inc.	230,603	6,655,203
Frontier Communications Corp. (d)	435,213	2,045,501
		24,091,379
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)	399,898	1,203,693
T-Mobile U.S., Inc. (a)	43,600	1,332,852
		2,536,545
TOTAL TELECOMMUNICATION SERVICES		26,627,924
Common Stocks - continued
	Shares	Value
UTILITIES - 6.3%
Electric Utilities - 2.8%
Edison International	129,000	$ 6,212,640
ITC Holdings Corp.	83,970	8,690,895
NextEra Energy, Inc.	124,400	11,436,092
Xcel Energy, Inc.	190,100	5,495,791
		31,835,418
Gas Utilities - 1.0%
Atmos Energy Corp.	124,569	5,980,558
National Fuel Gas Co.	71,400	5,380,704
		11,361,262
Multi-Utilities - 2.5%
Ameren Corp.	156,700	5,929,528
CMS Energy Corp.	198,400	5,513,536
NiSource, Inc.	237,400	8,159,438
Sempra Energy	98,432	9,125,631
		28,728,133
TOTAL UTILITIES		71,924,813
TOTAL COMMON STOCKS (Cost $974,400,248)		1,086,649,574
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.05% 2/6/14 to 2/27/14 (e) (Cost $324,997)	$ 325,000	324,999
Money Market Funds - 6.7%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	67,098,485	$ 67,098,485
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	9,710,400	9,710,400
TOTAL MONEY MARKET FUNDS (Cost $76,808,885)		76,808,885
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,051,534,130)		1,163,783,458
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(24,360,758)
NET ASSETS - 100%		$ 1,139,422,700
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
122 ICE Russell 1000 Value Index Contracts (United States)	March 2014	$ 10,851,900	$ (366,253)

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $314,999.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,577
Fidelity Securities Lending Cash Central Fund	41,918
Total	$ 79,495
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 71,755,608	$ 71,755,608	$ -	$ -
Consumer Staples	64,739,938	64,739,938	-	-
Energy	160,104,615	160,104,615	-	-
Financials	304,872,050	304,872,050	-	-
Health Care	150,371,475	150,371,475	-	-
Industrials	106,614,194	106,614,194	-	-
Information Technology	101,793,983	101,793,983	-	-
Materials	27,844,974	27,844,974	-	-
Telecommunication Services	26,627,924	26,627,924	-	-
Utilities	71,924,813	71,924,813	-	-
U.S. Government and Government Agency Obligations	324,999	-	324,999	-
Money Market Funds	76,808,885	76,808,885	-	-
Total Investments in Securities:	$ 1,163,783,458	$ 1,163,458,459	$ 324,999	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (366,253)	$ (366,253)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (366,253)
Total Value of Derivatives	$ -	$ (366,253)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $9,369,686) - See accompanying schedule: Unaffiliated issuers (cost $974,725,245)	$ 1,086,974,573
Fidelity Central Funds (cost $76,808,885)	76,808,885
Total Investments (cost $1,051,534,130)		$ 1,163,783,458
Cash		53,838
Receivable for investments sold		6,291,527
Receivable for fund shares sold		126,885
Dividends receivable		617,363
Distributions receivable from Fidelity Central Funds		7,251
Prepaid expenses		2,467
Other receivables		3,862
Total assets		1,170,886,651

Liabilities
Payable for investments purchased	$ 19,263,904
Payable for fund shares redeemed	1,631,489
Accrued management fee	517,340
Payable for daily variation margin for derivative instruments	92,720
Other affiliated payables	190,807
Other payables and accrued expenses	57,291
Collateral on securities loaned, at value	9,710,400
Total liabilities		31,463,951

Net Assets		$ 1,139,422,700
Net Assets consist of:
Paid in capital		$ 1,017,108,594
Accumulated undistributed net realized gain (loss) on investments		10,431,031
Net unrealized appreciation (depreciation) on investments		111,883,075
Net Assets, for 94,397,667 shares outstanding		$ 1,139,422,700
Net Asset Value, offering price and redemption price per share ($1,139,422,700 ÷ 94,397,667 shares)		$ 12.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 16,580,647
Interest		121
Income from Fidelity Central Funds		79,495
Total income		16,660,263

Expenses
Management fee Basic fee	$ 4,676,243
Performance adjustment	(20,073)
Transfer agent fees	1,541,996
Accounting and security lending fees	290,317
Custodian fees and expenses	61,159
Independent trustees' compensation	4,081
Audit	48,987
Legal	2,492
Miscellaneous	3,309
Total expenses before reductions	6,608,511
Expense reductions	(16,750)	6,591,761
Net investment income (loss)		10,068,502
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,736,208
Futures contracts	878,659
Total net realized gain (loss)		53,614,867
Change in net unrealized appreciation (depreciation) on: Investment securities	68,414,579
Futures contracts	(366,253)
Total change in net unrealized appreciation (depreciation)		68,048,326
Net gain (loss)		121,663,193
Net increase (decrease) in net assets resulting from operations		$ 131,731,695

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,068,502	$ 1,267,206
Net realized gain (loss)	53,614,867	3,887,443
Change in net unrealized appreciation (depreciation)	68,048,326	43,834,749
Net increase (decrease) in net assets resulting from operations	131,731,695	48,989,398
Distributions to shareholders from net investment income	(10,491,891)	(1,011,826)
Distributions to shareholders from net realized gain	(46,903,270)	-
Total distributions	(57,395,161)	(1,011,826)
Share transactions Proceeds from sales of shares	439,014,862	674,612,777
Reinvestment of distributions	57,395,161	1,011,826
Cost of shares redeemed	(143,884,461)	(11,041,571)
Net increase (decrease) in net assets resulting from share transactions	352,525,562	664,583,032
Total increase (decrease) in net assets	426,862,096	712,560,604

Net Assets
Beginning of period	712,560,604	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $266,102, respectively)	$ 1,139,422,700	$ 712,560,604
Other Information Shares
Sold	35,128,957	67,461,144
Issued in reinvestment of distributions	4,708,092	100,579
Redeemed	(11,927,963)	(1,073,142)
Net increase (decrease)	27,909,086	66,488,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.02
Net realized and unrealized gain (loss)	1.88	.72
Total from investment operations	2.02	.74
Distributions from net investment income	(.12)	(.02)
Distributions from net realized gain	(.55)	-
Total distributions	(.67)	(.02)
Net asset value, end of period	$ 12.07	$ 10.72
Total Return B,C	18.79%	7.36%
Ratios to Average Net Assets E,H
Expenses before reductions	.78%	.85% A
Expenses net of fee waivers, if any	.78%	.85% A
Expenses net of all reductions	.78%	.77% A
Net investment income (loss)	1.19%	1.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,139,423	$ 712,561
Portfolio turnover rate F	61%	48% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Advisor Series Equity-Income Fund and Fidelity Advisor Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Funds' federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Series Equity-Income Fund	$ 1,692,204,276	$ 133,537,630	$ (48,679,591)	$ 84,858,039
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,051,932,227	135,689,448	(23,838,217)	111,851,231

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Advisor Series Equity-Income Fund	$ 4,277,718	$ 1,046,837	$ 84,954,885
Fidelity Advisor Series Stock Selector Large Cap Value Fund	8,153,598	2,309,276	111,851,231

The tax character of distributions paid was as follows:

January 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity-Income Fund	$ 54,730,839	$ 286,887	$ 55,017,726
Fidelity Advisor Series Stock Selector Large Cap Value Fund	56,953,452	441,709	57,395,161

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

January 31, 2013
Ordinary Income
Fidelity Advisor Series Equity-Income Fund	$ 1,147,778
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,011,826

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Advisor Series Equity-Income Fund
Equity Risk
Written Options (a)	519,359	96,846
Fidelity Advisor Series Stock Selector Large Cap Value Fund
Equity Risk
Futures Contracts (a)	878,659	(366,253)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Advisor Series Stock Selector Large Cap Value Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Advisor Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	34,255	2,392,248
Options Exercised	(12,573)	(764,763)
Options Closed	(4,812)	(262,822)
Options Expired	(2,651)	(302,263)
Outstanding at end of period	14,219	$ 1,062,400

5. Purchases and Sales of Investments.

Purchases and sales of securities, including in-kind transactions for Fidelity Advisor Series Equity-Income Fund, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity-Income Fund	1,347,841,871	432,865,465
Fidelity Advisor Series Stock Selector Large Cap Value Fund	767,204,640	501,052,714

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Advisor Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on Fidelity Advisor Series Stock Selector Large Cap Value Fund's relative investment performance as compared to its benchmark index over the same 36 month performance period. Fidelity Advisor Series Stock Selector Large Cap Value Fund's performance adjustment took effect in December 2013. Subsequent months will be added until the performance period includes 36 months. For the reporting period, each Fund's annual management fee rate expressed as

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Advisor Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.30%	.25%	.55%
Fund Name	Performance Benchmark
Fidelity Advisor Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Advisor Series Equity-Income Fund	.18%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity-Income Fund	$ 17,112
Fidelity Advisor Series Stock Selector Large Cap Value Fund	16,636

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered securities and other assets, including accrued interest, valued at $418,714,861 in exchange for 34,152,925 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Series Equity-Income Fund	$ 806
Fidelity Advisor Series Stock Selector Large Cap Value Fund	810

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any

Annual Report

8. Security Lending - continued

premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Advisor Series Equity-Income Fund	$ 21,822	$ -	$ -
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$ 41,918	$ 26,977	$ 2,014,837

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Advisor Series Equity-Income Fund	$ 17,414	$ 14
Fidelity Advisor Series Stock Selector Large Cap Value Fund	16,750	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Equity-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Equity-Income Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series Equity-Income Fund as of January 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2014

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Equity-Income Fund	03/17/14	03/14/14	$0.026
Fidelity Advisor Series Stock Selector Large Cap Value Fund	03/17/14	03/14/14	$0.110

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2014 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Equity-Income Fund	$ 1,311,035
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$ 2,749,384

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Advisor Series Equity-Income Fund	0.04%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2013	April 2013	July 2013	October 2013	December 2013
Fidelity Advisor Series Equity-Income Fund	42%	41%	41%	41%	41%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	18%	0%	0%	0%	28%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2013	April 2013	July 2013	October 2013	December 2013
Fidelity Advisor Series Equity-Income Fund	43%	44%	44%	44%	44%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	16%	0%	0%	0%	30%

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL
Fidelity Advisor Series Equity-Income Fund

State Street Bank and Trust Company

Quincy, MA
Fidelity Advisor Series Stock Selector Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AEDTI-ALDTI-ANN-0314
1.956891.101

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	16.72%	18.21%	5.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Retail Class shares gained 16.72%, trailing the Russell 3000® Value Index, which rose 20.18%. Compared with the index, stock picking in information technology and industrials was detrimental. The fund's average cash allocation of about 5% also detracted in a rising market. On the positive side, the fund benefited from favorable allocations in several sectors, especially software & services within information technology. Nevertheless, the fund's biggest individual detractor - IBM, a diversified technology services company not held in the benchmark - came from this group. In a market environment that rewarded fast-growing, momentum-oriented stocks, steady growers like IBM suffered. Another source of underperformance was Bank of America, a benchmark component that we held only intermittently during the 12 months, and not at period end. Bank of America was the beneficiary of "multiple expansion," which was reflected in a rising stock price without a corresponding increase in estimated earnings. On the positive side, alternative asset manager Blackstone Group was a strong performer, benefiting in part from its dominant competitive position. Media company and cable service provider Comcast was another meaningful contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Equity-Income	.64%
Actual		$ 1,000.00	$ 1,029.50	$ 3.27
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Class K	.52%
Actual		$ 1,000.00	$ 1,030.10	$ 2.66
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.*	3.9	3.8
Chevron Corp.	2.7	2.9
Exxon Mobil Corp.*	2.3	2.3
Cisco Systems, Inc.	2.3	2.3
General Electric Co.	2.3	2.3
MetLife, Inc.*	2.1	2.0
Merck & Co., Inc.*	2.0	2.0
Procter & Gamble Co.	2.0	2.0
Johnson & Johnson	1.8	2.4
Verizon Communications, Inc.	1.7	1.4
	23.1
* Security or a portion of the security is pledged as collateral for call options written.
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.5	22.5
Energy	13.5	13.2
Health Care	11.8	13.6
Information Technology	11.5	10.7
Industrials	10.8	11.5
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks 92.0%		Stocks 92.2%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 4.3%		Convertible Securities 4.2%
	Other Investments 0.4%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.2%
* Foreign investments	13.8%	** Foreign investments	13.1%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Gentex Corp.	724,673	$ 23,472
Automobiles - 0.2%
General Motors Co.	456,057	16,455
Diversified Consumer Services - 0.1%
H&R Block, Inc.	402,200	12,227
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	257,000	12,706
McDonald's Corp.	806,087	75,909
Texas Roadhouse, Inc. Class A	787,367	19,094
Wynn Resorts Ltd. (i)	44,100	9,588
Yum! Brands, Inc.	568,179	38,153
		155,450
Household Durables - 0.1%
Coway Co. Ltd.	67,927	4,357
Internet & Catalog Retail - 0.0%
Liberty Interactive Corp. Series A (a)	151,900	4,057
Media - 2.6%
Atresmedia Corporacion de Medios de Comunicacion SA (a)	406,964	7,657
Comcast Corp. Class A	2,407,479	131,087
Sinclair Broadcast Group, Inc. Class A	414,716	13,030
Time Warner, Inc. (i)	1,506,831	94,674
		246,448
Multiline Retail - 1.5%
Kohl's Corp.	826,163	41,829
Target Corp.	1,740,949	98,607
		140,436
Specialty Retail - 0.7%
Abercrombie & Fitch Co. Class A	499,920	17,687
Dunelm Group PLC	854,200	12,954
Foot Locker, Inc.	428,635	16,545
Lewis Group Ltd.	972,000	5,215
Staples, Inc.	1,277,404	16,811
		69,212
Textiles, Apparel & Luxury Goods - 0.1%
Coach, Inc.	259,806	12,442
TOTAL CONSUMER DISCRETIONARY		684,556
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.6%
Beverages - 1.8%
Molson Coors Brewing Co. Class B	614,395	$ 32,342
PepsiCo, Inc.	419,709	33,728
The Coca-Cola Co.	2,556,203	96,676
		162,746
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	626,700	42,440
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	241,904	14,105
Wal-Mart Stores, Inc.	579,591	43,284
Walgreen Co.	1,565,348	89,773
		189,602
Food Products - 1.2%
Astral Foods Ltd.	585,177	4,603
B&G Foods, Inc. Class A	168,593	5,525
Hilton Food Group PLC	2,686,432	20,315
Kellogg Co.	1,392,491	80,737
		111,180
Household Products - 2.0%
Procter & Gamble Co.	2,427,697	186,010
Tobacco - 3.6%
Altria Group, Inc. (i)	2,695,758	94,945
British American Tobacco PLC:
(United Kingdom)	360,500	17,202
sponsored ADR	374,672	35,965
Japan Tobacco, Inc.	426,300	13,160
Lorillard, Inc.	1,686,571	83,013
Philip Morris International, Inc.	598,278	46,749
Reynolds American, Inc.	919,300	44,586
		335,620
TOTAL CONSUMER STAPLES		985,158
ENERGY - 12.7%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	525,847	26,487
Halliburton Co.	52,988	2,597
National Oilwell Varco, Inc.	473,424	35,512
Noble Corp.	1,054,302	32,715
Schlumberger Ltd.	475,643	41,652
		138,963
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 11.2%
Access Midstream Partners LP	273,472	$ 15,328
Apache Corp.	816,549	65,536
Canadian Natural Resources Ltd. (e)	1,333,200	43,716
Chevron Corp.	2,244,372	250,539
ConocoPhillips Co.	179,700	11,672
CONSOL Energy, Inc.	834,469	31,167
EV Energy Partners LP	944,117	33,932
Exxon Mobil Corp. (i)	2,335,596	215,249
Holly Energy Partners LP	438,344	14,185
HollyFrontier Corp.	291,732	13,507
Legacy Reserves LP	438,900	11,447
Markwest Energy Partners LP	780,788	54,804
Occidental Petroleum Corp.	802,700	70,292
Royal Dutch Shell PLC Class A sponsored ADR	658,213	45,483
Scorpio Tankers, Inc.	476,084	4,761
Suncor Energy, Inc.	1,542,900	50,689
The Williams Companies, Inc.	2,516,143	101,879
Williams Partners LP	232,900	11,668
		1,045,854
TOTAL ENERGY		1,184,817
FINANCIALS - 20.5%
Capital Markets - 4.0%
Apollo Global Management LLC Class A	277,260	8,997
Apollo Investment Corp.	3,133,502	26,447
Ares Capital Corp.	384,002	6,801
Ashmore Group PLC	4,542,395	24,298
AURELIUS AG	259,590	9,786
BlackRock, Inc. Class A (i)	50,023	15,030
Carlyle Group LP	330,300	11,498
Charles Schwab Corp.	1,635,153	40,584
Greenhill & Co., Inc.	273,783	14,223
Invesco Ltd.	400,600	13,320
KKR & Co. LP	3,279,900	79,078
Morgan Stanley	1,408,331	41,560
The Blackstone Group LP	2,631,032	86,166
		377,788
Commercial Banks - 4.4%
CIT Group, Inc. (i)	271,200	12,624
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	496,300	$ 22,731
Lakeland Financial Corp.	224,700	8,231
M&T Bank Corp.	499,178	55,663
National Penn Bancshares, Inc.	426,862	4,431
Nordea Bank AB	810,600	10,851
PNC Financial Services Group, Inc.	264,000	21,088
Standard Chartered PLC (United Kingdom)	1,506,565	30,710
Svenska Handelsbanken AB (A Shares)	432,400	20,566
U.S. Bancorp	2,141,322	85,075
Wells Fargo & Co.	3,020,350	136,943
		408,913
Diversified Financial Services - 4.7%
JPMorgan Chase & Co. (i)	6,589,682	364,799
KKR Financial Holdings LLC	6,009,345	72,713
		437,512
Insurance - 4.6%
ACE Ltd.	774,727	72,677
AFLAC, Inc.	258,224	16,211
Brasil Insurance Participacoes e Administracao SA	1,394,700	10,952
esure Group PLC	2,656,000	11,902
FBD Holdings PLC	399,803	9,598
MetLife, Inc. (i)	4,053,039	198,802
MetLife, Inc. unit	283,800	8,281
Prudential Financial, Inc.	434,277	36,649
The Travelers Companies, Inc.	256,200	20,824
Validus Holdings Ltd.	1,142,191	41,028
		426,924
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	2,129,463	44,612
American Tower Corp.	82,200	6,648
Annaly Capital Management, Inc.	3,452,213	37,180
CBL & Associates Properties, Inc.	992,600	16,864
Coresite Realty Corp.	387,764	11,897
First Potomac Realty Trust	1,707,476	22,300
Home Properties, Inc.	574,815	32,046
Piedmont Office Realty Trust, Inc. Class A	535,200	8,922
Rayonier, Inc.	373,055	16,511
Retail Properties America, Inc.	1,553,071	20,485
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Two Harbors Investment Corp.	2,155,278	$ 21,186
Ventas, Inc.	161,403	10,070
		248,721
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(l)	393,400	8,360
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	438,145	6,520
TOTAL FINANCIALS		1,914,738
HEALTH CARE - 10.8%
Biotechnology - 1.0%
Amgen, Inc.	586,109	69,718
Grifols SA ADR	439,244	17,398
		87,116
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	275,400	18,810
Covidien PLC	408,000	27,842
St. Jude Medical, Inc.	343,777	20,878
		67,530
Health Care Providers & Services - 1.1%
Aetna, Inc.	260,228	17,781
Quest Diagnostics, Inc.	374,872	19,681
UnitedHealth Group, Inc.	681,420	49,253
WellPoint, Inc.	187,379	16,115
		102,830
Pharmaceuticals - 8.0%
AbbVie, Inc.	423,144	20,831
Actavis PLC (a)	202,185	38,209
Astellas Pharma, Inc.	310,000	19,157
AstraZeneca PLC sponsored ADR	1,537,100	97,606
Eli Lilly & Co.	412,941	22,303
Johnson & Johnson	1,926,348	170,424
Merck & Co., Inc. (i)	3,555,040	188,310
Pfizer, Inc.	3,608,679	109,704
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Sanofi SA	272,689	$ 26,658
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,229,880	54,890
		748,092
TOTAL HEALTH CARE		1,005,568
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.3%
United Technologies Corp. (i)	1,086,815	123,919
Air Freight & Logistics - 2.0%
C.H. Robinson Worldwide, Inc.	944,456	55,288
United Parcel Service, Inc. Class B	1,397,165	133,052
		188,340
Airlines - 0.1%
Copa Holdings SA Class A	54,700	7,149
Commercial Services & Supplies - 1.2%
Intrum Justitia AB	1,358,855	38,372
Republic Services, Inc.	2,430,267	77,841
		116,213
Electrical Equipment - 0.7%
Eaton Corp. PLC	203,300	14,859
Emerson Electric Co.	290,487	19,155
Hubbell, Inc. Class B	297,549	34,733
		68,747
Industrial Conglomerates - 2.4%
General Electric Co.	8,443,760	212,192
Siemens AG (e)	78,159	9,888
		222,080
Machinery - 1.2%
Cummins, Inc.	278,728	35,393
Harsco Corp.	497,691	12,636
Stanley Black & Decker, Inc. (i)	761,378	58,931
		106,960
Marine - 0.1%
Irish Continental Group PLC unit	269,300	10,061
Professional Services - 0.7%
Acacia Research Corp.	759,191	10,492
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Bureau Veritas SA	320,327	$ 8,336
Dun & Bradstreet Corp.	118,100	12,991
Michael Page International PLC	4,045,483	29,607
		61,426
Road & Rail - 0.3%
Union Pacific Corp.	164,276	28,623
Trading Companies & Distributors - 0.2%
Wolseley PLC	259,879	14,021
TOTAL INDUSTRIALS		947,539
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 2.7%
Cisco Systems, Inc.	9,781,086	214,304
QUALCOMM, Inc.	474,416	35,211
		249,515
Computers & Peripherals - 0.4%
Apple, Inc.	56,399	28,233
EMC Corp.	288,562	6,995
		35,228
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	593,532	33,540
IT Services - 3.8%
Accenture PLC Class A	693,958	55,433
IBM Corp.	871,547	153,985
Paychex, Inc.	3,434,389	143,626
		353,044
Office Electronics - 0.2%
Xerox Corp.	1,537,007	16,677
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	3,552,182	59,748
Broadcom Corp. Class A	2,429,629	72,306
Maxim Integrated Products, Inc.	624,124	18,886
		150,940
Software - 1.7%
CA Technologies, Inc.	699,000	22,424
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Exact Holdings NV	215,215	$ 6,910
Microsoft Corp.	3,555,516	134,576
		163,910
TOTAL INFORMATION TECHNOLOGY		1,002,854
MATERIALS - 0.9%
Chemicals - 0.5%
Chemtura Corp. (a)	159,700	4,005
RPM International, Inc.	686,300	27,226
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	387,618	9,656
Tronox Ltd. Class A	188,735	4,145
		45,032
Metals & Mining - 0.4%
Commercial Metals Co.	1,092,066	20,815
Freeport-McMoRan Copper & Gold, Inc.	414,392	13,430
		34,245
TOTAL MATERIALS		79,277
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	2,429,389	80,947
CenturyLink, Inc.	1,644,624	47,464
Verizon Communications, Inc.	3,407,437	163,625
		292,036
Wireless Telecommunication Services - 0.8%
Safaricom Ltd.	17,359,000	2,208
Vodafone Group PLC	18,502,641	68,566
		70,774
TOTAL TELECOMMUNICATION SERVICES		362,810
UTILITIES - 3.8%
Electric Utilities - 3.5%
American Electric Power Co., Inc.	619,582	30,242
Exelon Corp.	498,334	14,452
FirstEnergy Corp.	819,192	25,796
Hawaiian Electric Industries, Inc.	829,915	21,594
NextEra Energy, Inc.	556,767	51,184
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Northeast Utilities	307,481	$ 13,468
PPL Corp.	1,897,686	58,012
Southern Co.	2,082,277	85,873
Xcel Energy, Inc.	981,735	28,382
		329,003
Multi-Utilities - 0.3%
Sempra Energy	326,234	30,245
TOTAL UTILITIES		359,248
TOTAL COMMON STOCKS (Cost $7,173,969)		8,526,565
Preferred Stocks - 1.7%

Convertible Preferred Stocks - 1.2%
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375%	166,500	8,929
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	44,000	12,959
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	238,900	15,392
Machinery - 0.0%
Stanley Black & Decker, Inc. 6.25% (a)	20,000	2,035
TOTAL INDUSTRIALS		17,427
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. Series A, 4.50%	161,100	15,704
UTILITIES - 0.6%
Electric Utilities - 0.2%
NextEra Energy, Inc.:
5.889%	136,549	8,166
Series E, 5.599%	233,300	14,294
		22,460
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 2.00% ZENS	274,400	$ 14,064
Dominion Resources, Inc.:
Series A, 6.125%	168,100	9,402
Series B, 6.00%	168,100	9,419
		32,885
TOTAL UTILITIES		55,345
TOTAL CONVERTIBLE PREFERRED STOCKS		110,364
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	69,709	17,680
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (g)	32,565	31,507
Series A, 8.50%	181,464	4,905
		36,412
TOTAL NONCONVERTIBLE PREFERRED STOCKS		54,092
TOTAL PREFERRED STOCKS (Cost $147,087)		164,456
Corporate Bonds - 3.2%
		Principal Amount (000s) (d)
Convertible Bonds - 3.1%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (d)(g)	EUR	9,200	14,380
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Alpha Natural Resources, Inc. 3.75% 12/15/17		$ 7,820	$ 7,400
Amyris, Inc. 3% 2/27/17		2,101	1,819
BPZ Energy, Inc. 8.5% 10/1/17		3,640	3,413
Chesapeake Energy Corp. 2.5% 5/15/37		13,480	13,677
Cobalt International Energy, Inc. 2.625% 12/1/19		5,280	4,726
Ship Finance International Ltd. 3.25% 2/1/18		14,710	15,475
			46,510
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		9,980	15,918
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (g)		17,382	20,057
TOTAL FINANCIALS			35,975
HEALTH CARE - 0.9%
Biotechnology - 0.1%
Theravance, Inc. 2.125% 1/15/23		7,010	10,362
Health Care Equipment & Supplies - 0.2%
Teleflex, Inc. 3.875% 8/1/17		9,920	15,618
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		18,444	18,481
Molina Healthcare, Inc. 1.125% 1/15/20 (g)		9,410	10,139
WellPoint, Inc. 2.75% 10/15/42		22,830	29,665
			58,285
TOTAL HEALTH CARE			84,265
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
Covanta Holding Corp. 3.25% 6/1/14		8,800	10,318
Construction & Engineering - 0.3%
Layne Christensen Co. 4.25% 11/15/18 (g)		5,360	5,526
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc.:
4% 6/15/14		$ 5,720	$ 13,056
4.25% 12/15/14		1,970	4,606
			23,188
TOTAL INDUSTRIALS			33,506
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16		18,230	18,527
Liberty Interactive LLC 0.75% 3/30/43 (g)		4,710	5,699
			24,226
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc.:
3% 10/1/17		19,990	30,335
3% 12/15/20		710	793
			31,128
Software - 0.1%
TiVo, Inc. 4% 3/15/16 (g)		10,130	13,321
TOTAL INFORMATION TECHNOLOGY			68,675
MATERIALS - 0.0%
Chemicals - 0.0%
RPM International, Inc. 2.25% 12/15/20		2,350	2,705
TOTAL CONVERTIBLE BONDS			286,016
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ILFC E-Capital Trust I 5.46% 12/21/65 (g)(j)		810	740
MATERIALS - 0.1%
Metals & Mining - 0.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (g)		5,525	4,158
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
JMC Steel Group, Inc. 8.25% 3/15/18 (g)		$ 2,265	$ 2,344
Walter Energy, Inc. 8.5% 4/15/21		7,720	5,713
			12,215
TOTAL NONCONVERTIBLE BONDS			12,955
TOTAL CORPORATE BONDS (Cost $269,667)			298,971
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $6,128)	3,990	6,271
Other - 0.3%

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EQTY ER Holdings, LLC 12% 1/28/18 (f)(k)(l)	22,667	22,667
	Shares
EQTY ER Holdings, LLC (f)(k)(l)	11,333,334	10,312
TOTAL OTHER (Cost $34,000)		32,979
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.10% (b)	285,111,312	285,111
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	21,094,938	21,095
TOTAL MONEY MARKET FUNDS (Cost $306,206)		306,206
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.03%, dated 1/31/14 due 2/3/14 (Collateralized by U.S. Treasury Obligations) # (Cost $6,705)	$ 6,705	$ 6,705
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $7,943,762)		9,342,153
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,497)
NET ASSETS - 100%		$ 9,321,656
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value
Call Options
Altria Group, Inc.	3/22/14 - $38.00	7,346	$ 282	$ (62)
BlackRock, Inc. Class A	3/22/14 - $330.00	125	24	(24)
CIT Group, Inc.	4/19/14 - $50.00	1,356	126	(91)
Exxon Mobil Corp.	4/19/14 - $100.00	5,839	487	(219)
JPMorgan Chase & Co.	4/19/14 - $60.00	13,179	687	(843)
Merck & Co., Inc.	3/22/14 - $52.50	11,732	2,015	(1,889)
MetLife, Inc.	4/19/14 - $55.00	13,375	447	(562)
Stanley Black & Decker, Inc.	4/19/14 - $85.00	2,513	132	(138)
Time Warner, Inc.	3/22/14 - $67.50	4,973	246	(261)
Written Options - continued
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options - continued
United Technologies Corp.	3/22/14 - $115.00	3,120	$ 672	$ (694)
Wynn Resorts Ltd.	3/22/14 - $207.00	221	101	(333)
TOTAL WRITTEN OPTIONS			$ 5,219	$ (5,116)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $114,142,000 or 1.2% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $381,536,000.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,339,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 7,868
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 22,667
EQTY ER Holdings, LLC	1/29/13	$ 11,333
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$6,705,000 due 2/03/14 at 0.03%
BNP Paribas Securities Corp.	$ 3,499
Barclays Capital, Inc.	1,861
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,345
$ 6,705
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 443
Fidelity Securities Lending Cash Central Fund	1,015
Total	$ 1,458
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ 22,667	$ -	$ -	$ 2,720	$ 22,667
EQTY ER Holdings, LLC	11,333	-	-	-	10,312
Manning & Napier, Inc. Class A	9,577	-	13,431	109	-
Total	$ 43,577	$ -	$ 13,431	$ 2,829	$ 32,979
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 702,236	$ 697,879	$ 4,357	$ -
Consumer Staples	985,158	954,796	30,362	-
Energy	1,184,817	1,184,817	-	-
Financials	1,960,079	1,903,002	48,717	8,360
Health Care	1,018,527	972,712	45,815	-
Industrials	964,966	955,078	9,888	-
Information Technology	1,002,854	1,002,854	-	-
Materials	79,277	79,277	-	-
Telecommunication Services	378,514	294,244	84,270	-
Utilities	414,593	378,069	36,524	-
Corporate Bonds	298,971	-	298,971	-
Preferred Securities	6,271	-	6,271	-
Other/Energy	32,979	-	-	32,979
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Money Market Funds	$ 306,206	$ 306,206	$ -	$ -
Cash Equivalents	6,705	-	6,705	-
Total Investments in Securities:	$ 9,342,153	$ 8,728,934	$ 571,880	$ 41,339
Derivative Instruments:
Liabilities
Written Options	$ (5,116)	$ (5,116)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (5,116)
Total Value of Derivatives	$ -	$ (5,116)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.2%
United Kingdom	5.0%
Ireland	1.7%
Switzerland	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $20,165 and repurchase agreements of $6,705) - See accompanying schedule: Unaffiliated issuers (cost $7,603,556)	$ 9,002,968
Fidelity Central Funds (cost $306,206)	306,206
Other affiliated issuers (cost $34,000)	32,979
Total Investments (cost $7,943,762)		$ 9,342,153
Cash		486
Receivable for investments sold		16,211
Receivable for fund shares sold		4,793
Dividends receivable		11,776
Interest receivable		2,788
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		20
Other receivables		977
Total assets		9,379,237

Liabilities
Payable for investments purchased	$ 18,677
Payable for fund shares redeemed	6,929
Accrued management fee	3,614
Written options, at value (premium received $5,219)	5,116
Other affiliated payables	1,188
Other payables and accrued expenses	962
Collateral on securities loaned, at value	21,095
Total liabilities		57,581

Net Assets		$ 9,321,656
Net Assets consist of:
Paid in capital		$ 7,943,130
Undistributed net investment income		286
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,962)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,398,202
Net Assets		$ 9,321,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2014

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,841,579 ÷ 120,681 shares)	$ 56.69

Class K: Net Asset Value, offering price and redemption price per share ($2,480,077 ÷ 43,762 shares)	$ 56.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2014

Investment Income
Dividends (including $109 earned from other affiliated issuers)		$ 262,049
Interest (including $2,720 earned from other affiliated issuers)		14,139
Income from Fidelity Central Funds		1,458
Total income		277,646

Expenses
Management fee	$ 42,750
Transfer agent fees	12,982
Accounting and security lending fees	1,272
Custodian fees and expenses	244
Independent trustees' compensation	49
Appreciation in deferred trustee compensation account	3
Registration fees	162
Audit	131
Legal	38
Miscellaneous	78
Total expenses before reductions	57,709
Expense reductions	(303)	57,406
Net investment income (loss)		220,240
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,027,450
Other affiliated issuers	4,854
Foreign currency transactions	(217)
Written options	4,552
Total net realized gain (loss)		1,036,639
Change in net unrealized appreciation (depreciation) on: Investment securities	189,386
Assets and liabilities in foreign currencies	(317)
Written options	103
Total change in net unrealized appreciation (depreciation)		189,172
Net gain (loss)		1,225,811
Net increase (decrease) in net assets resulting from operations		$ 1,446,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 220,240	$ 252,434
Net realized gain (loss)	1,036,639	813,853
Change in net unrealized appreciation (depreciation)	189,172	485,528
Net increase (decrease) in net assets resulting from operations	1,446,051	1,551,815
Distributions to shareholders from net investment income	(223,502)	(248,423)
Share transactions - net increase (decrease)	(578,318)	(1,576,112)
Total increase (decrease) in net assets	644,231	(272,720)

Net Assets
Beginning of period	8,677,425	8,950,145
End of period (including undistributed net investment income of $286 and undistributed net investment income of $8,523, respectively)	$ 9,321,656	$ 8,677,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 49.72	$ 42.77	$ 45.57	$ 37.93	$ 27.48
Income from Investment Operations
Net investment income (loss) B	1.26	1.32	.89	.66	.63
Net realized and unrealized gain (loss)	6.99	6.95	(2.80)	7.72	10.51
Total from investment operations	8.25	8.27	(1.91)	8.38	11.14
Distributions from net investment income	(1.28)	(1.32)	(.89)	(.74)	(.69)
Net asset value, end of period	$ 56.69	$ 49.72	$ 42.77	$ 45.57	$ 37.93
Total Return A	16.72%	19.63%	(4.15)%	22.32%	41.02%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.67%	.68%	.69%	.74%
Expenses net of fee waivers, if any	.64%	.67%	.68%	.69%	.74%
Expenses net of all reductions	.64%	.66%	.67%	.68%	.74%
Net investment income (loss)	2.30%	2.89%	2.04%	1.62%	1.87%
Supplemental Data
Net assets, end of period (in millions)	$ 6,842	$ 6,401	$ 6,844	$ 10,049	$ 15,061
Portfolio turnover rate D	43%	43%	80%	28%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 49.70	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Income from Investment Operations
Net investment income (loss) B	1.33	1.38	.95	.72	.72
Net realized and unrealized gain (loss)	6.99	6.95	(2.79)	7.72	10.48
Total from investment operations	8.32	8.33	(1.84)	8.44	11.20
Distributions from net investment income	(1.35)	(1.39)	(.96)	(.81)	(.75)
Net asset value, end of period	$ 56.67	$ 49.70	$ 42.76	$ 45.56	$ 37.93
Total Return A	16.87%	19.78%	(4.00)%	22.50%	41.30%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.53%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.53%	.53%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.53%	.54%
Net investment income (loss)	2.42%	3.03%	2.19%	1.78%	2.07%
Supplemental Data
Net assets, end of period (in millions)	$ 2,480	$ 2,276	$ 2,106	$ 2,559	$ 2,017
Portfolio turnover rate D	43%	43%	80%	28%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,579,251
Gross unrealized depreciation	(200,535)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,378,716

Tax Cost	$ 7,963,437

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,268
Net unrealized appreciation (depreciation)	$ 1,378,527

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 223,502	$ 248,423

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Options - continued

on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $4,552 and a change in net unrealized appreciation (depreciation) of $103 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	232	16,412
Options Exercised	(96)	(6,184)
Options Closed	(50)	(2,551)
Options Expired	(22)	(2,458)
Outstanding at end of period	64	$ 5,219

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,854,100 and $4,519,550, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 11,782.17
Class K	1,200.05
	$ 12,982

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $69 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,015, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $205 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

The investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $95.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Equity-Income	$ 162,301	$ 184,959
Class K	61,201	63,464
Total	$ 223,502	$ 248,423

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Equity-Income
Shares sold	17,005	14,447	$ 931,713	$ 652,997
Reinvestment of distributions	2,821	3,847	154,118	176,234
Shares redeemed	(27,886)	(49,571)	(1,544,782)	(2,252,887)
Net increase (decrease)	(8,060)	(31,277)	$ (458,951)	$ (1,423,656)
Class K
Shares sold	10,707	14,463	$ 584,691	$ 662,159
Reinvestment of distributions	1,121	1,385	61,201	63,464
Shares redeemed	(13,867)	(19,293)	(765,259)	(878,079)
Net increase (decrease)	(2,039)	(3,445)	$ (119,367)	$ (152,456)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2014, $2,355,477, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 86%, 82%, 82% and 82% of the dividends distributed in April, July, October and December 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 99%, 98%, 98% and 98% of the dividends distributed in April, July, October and December 2013, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-UANN-0314
1.789253.112

Fidelity®

Equity-Income

Fund -
Class K

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class KA	16.87%	18.39%	5.52%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class K shares gained 16.87%, trailing the Russell 3000® Value Index, which rose 20.18%. Compared with the index, stock picking in information technology and industrials was detrimental. The fund's average cash allocation of about 5% also detracted in a rising market. On the positive side, the fund benefited from favorable allocations in several sectors, especially software & services within information technology. Nevertheless, the fund's biggest individual detractor - IBM, a diversified technology services company not held in the benchmark - came from this group. In a market environment that rewarded fast-growing, momentum-oriented stocks, steady growers like IBM suffered. Another source of underperformance was Bank of America, a benchmark component that we held only intermittently during the 12 months, and not at period end. Bank of America was the beneficiary of "multiple expansion," which was reflected in a rising stock price without a corresponding increase in estimated earnings. On the positive side, alternative asset manager Blackstone Group was a strong performer, benefiting in part from its dominant competitive position. Media company and cable service provider Comcast was another meaningful contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Equity-Income	.64%
Actual		$ 1,000.00	$ 1,029.50	$ 3.27
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Class K	.52%
Actual		$ 1,000.00	$ 1,030.10	$ 2.66
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.*	3.9	3.8
Chevron Corp.	2.7	2.9
Exxon Mobil Corp.*	2.3	2.3
Cisco Systems, Inc.	2.3	2.3
General Electric Co.	2.3	2.3
MetLife, Inc.*	2.1	2.0
Merck & Co., Inc.*	2.0	2.0
Procter & Gamble Co.	2.0	2.0
Johnson & Johnson	1.8	2.4
Verizon Communications, Inc.	1.7	1.4
	23.1
* Security or a portion of the security is pledged as collateral for call options written.
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.5	22.5
Energy	13.5	13.2
Health Care	11.8	13.6
Information Technology	11.5	10.7
Industrials	10.8	11.5
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks 92.0%		Stocks 92.2%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 4.3%		Convertible Securities 4.2%
	Other Investments 0.4%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.2%
* Foreign investments	13.8%	** Foreign investments	13.1%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Gentex Corp.	724,673	$ 23,472
Automobiles - 0.2%
General Motors Co.	456,057	16,455
Diversified Consumer Services - 0.1%
H&R Block, Inc.	402,200	12,227
Hotels, Restaurants & Leisure - 1.7%
Darden Restaurants, Inc.	257,000	12,706
McDonald's Corp.	806,087	75,909
Texas Roadhouse, Inc. Class A	787,367	19,094
Wynn Resorts Ltd. (i)	44,100	9,588
Yum! Brands, Inc.	568,179	38,153
		155,450
Household Durables - 0.1%
Coway Co. Ltd.	67,927	4,357
Internet & Catalog Retail - 0.0%
Liberty Interactive Corp. Series A (a)	151,900	4,057
Media - 2.6%
Atresmedia Corporacion de Medios de Comunicacion SA (a)	406,964	7,657
Comcast Corp. Class A	2,407,479	131,087
Sinclair Broadcast Group, Inc. Class A	414,716	13,030
Time Warner, Inc. (i)	1,506,831	94,674
		246,448
Multiline Retail - 1.5%
Kohl's Corp.	826,163	41,829
Target Corp.	1,740,949	98,607
		140,436
Specialty Retail - 0.7%
Abercrombie & Fitch Co. Class A	499,920	17,687
Dunelm Group PLC	854,200	12,954
Foot Locker, Inc.	428,635	16,545
Lewis Group Ltd.	972,000	5,215
Staples, Inc.	1,277,404	16,811
		69,212
Textiles, Apparel & Luxury Goods - 0.1%
Coach, Inc.	259,806	12,442
TOTAL CONSUMER DISCRETIONARY		684,556
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 10.6%
Beverages - 1.8%
Molson Coors Brewing Co. Class B	614,395	$ 32,342
PepsiCo, Inc.	419,709	33,728
The Coca-Cola Co.	2,556,203	96,676
		162,746
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	626,700	42,440
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	241,904	14,105
Wal-Mart Stores, Inc.	579,591	43,284
Walgreen Co.	1,565,348	89,773
		189,602
Food Products - 1.2%
Astral Foods Ltd.	585,177	4,603
B&G Foods, Inc. Class A	168,593	5,525
Hilton Food Group PLC	2,686,432	20,315
Kellogg Co.	1,392,491	80,737
		111,180
Household Products - 2.0%
Procter & Gamble Co.	2,427,697	186,010
Tobacco - 3.6%
Altria Group, Inc. (i)	2,695,758	94,945
British American Tobacco PLC:
(United Kingdom)	360,500	17,202
sponsored ADR	374,672	35,965
Japan Tobacco, Inc.	426,300	13,160
Lorillard, Inc.	1,686,571	83,013
Philip Morris International, Inc.	598,278	46,749
Reynolds American, Inc.	919,300	44,586
		335,620
TOTAL CONSUMER STAPLES		985,158
ENERGY - 12.7%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	525,847	26,487
Halliburton Co.	52,988	2,597
National Oilwell Varco, Inc.	473,424	35,512
Noble Corp.	1,054,302	32,715
Schlumberger Ltd.	475,643	41,652
		138,963
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - 11.2%
Access Midstream Partners LP	273,472	$ 15,328
Apache Corp.	816,549	65,536
Canadian Natural Resources Ltd. (e)	1,333,200	43,716
Chevron Corp.	2,244,372	250,539
ConocoPhillips Co.	179,700	11,672
CONSOL Energy, Inc.	834,469	31,167
EV Energy Partners LP	944,117	33,932
Exxon Mobil Corp. (i)	2,335,596	215,249
Holly Energy Partners LP	438,344	14,185
HollyFrontier Corp.	291,732	13,507
Legacy Reserves LP	438,900	11,447
Markwest Energy Partners LP	780,788	54,804
Occidental Petroleum Corp.	802,700	70,292
Royal Dutch Shell PLC Class A sponsored ADR	658,213	45,483
Scorpio Tankers, Inc.	476,084	4,761
Suncor Energy, Inc.	1,542,900	50,689
The Williams Companies, Inc.	2,516,143	101,879
Williams Partners LP	232,900	11,668
		1,045,854
TOTAL ENERGY		1,184,817
FINANCIALS - 20.5%
Capital Markets - 4.0%
Apollo Global Management LLC Class A	277,260	8,997
Apollo Investment Corp.	3,133,502	26,447
Ares Capital Corp.	384,002	6,801
Ashmore Group PLC	4,542,395	24,298
AURELIUS AG	259,590	9,786
BlackRock, Inc. Class A (i)	50,023	15,030
Carlyle Group LP	330,300	11,498
Charles Schwab Corp.	1,635,153	40,584
Greenhill & Co., Inc.	273,783	14,223
Invesco Ltd.	400,600	13,320
KKR & Co. LP	3,279,900	79,078
Morgan Stanley	1,408,331	41,560
The Blackstone Group LP	2,631,032	86,166
		377,788
Commercial Banks - 4.4%
CIT Group, Inc. (i)	271,200	12,624
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	496,300	$ 22,731
Lakeland Financial Corp.	224,700	8,231
M&T Bank Corp.	499,178	55,663
National Penn Bancshares, Inc.	426,862	4,431
Nordea Bank AB	810,600	10,851
PNC Financial Services Group, Inc.	264,000	21,088
Standard Chartered PLC (United Kingdom)	1,506,565	30,710
Svenska Handelsbanken AB (A Shares)	432,400	20,566
U.S. Bancorp	2,141,322	85,075
Wells Fargo & Co.	3,020,350	136,943
		408,913
Diversified Financial Services - 4.7%
JPMorgan Chase & Co. (i)	6,589,682	364,799
KKR Financial Holdings LLC	6,009,345	72,713
		437,512
Insurance - 4.6%
ACE Ltd.	774,727	72,677
AFLAC, Inc.	258,224	16,211
Brasil Insurance Participacoes e Administracao SA	1,394,700	10,952
esure Group PLC	2,656,000	11,902
FBD Holdings PLC	399,803	9,598
MetLife, Inc. (i)	4,053,039	198,802
MetLife, Inc. unit	283,800	8,281
Prudential Financial, Inc.	434,277	36,649
The Travelers Companies, Inc.	256,200	20,824
Validus Holdings Ltd.	1,142,191	41,028
		426,924
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	2,129,463	44,612
American Tower Corp.	82,200	6,648
Annaly Capital Management, Inc.	3,452,213	37,180
CBL & Associates Properties, Inc.	992,600	16,864
Coresite Realty Corp.	387,764	11,897
First Potomac Realty Trust	1,707,476	22,300
Home Properties, Inc.	574,815	32,046
Piedmont Office Realty Trust, Inc. Class A	535,200	8,922
Rayonier, Inc.	373,055	16,511
Retail Properties America, Inc.	1,553,071	20,485
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Two Harbors Investment Corp.	2,155,278	$ 21,186
Ventas, Inc.	161,403	10,070
		248,721
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(l)	393,400	8,360
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	438,145	6,520
TOTAL FINANCIALS		1,914,738
HEALTH CARE - 10.8%
Biotechnology - 1.0%
Amgen, Inc.	586,109	69,718
Grifols SA ADR	439,244	17,398
		87,116
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	275,400	18,810
Covidien PLC	408,000	27,842
St. Jude Medical, Inc.	343,777	20,878
		67,530
Health Care Providers & Services - 1.1%
Aetna, Inc.	260,228	17,781
Quest Diagnostics, Inc.	374,872	19,681
UnitedHealth Group, Inc.	681,420	49,253
WellPoint, Inc.	187,379	16,115
		102,830
Pharmaceuticals - 8.0%
AbbVie, Inc.	423,144	20,831
Actavis PLC (a)	202,185	38,209
Astellas Pharma, Inc.	310,000	19,157
AstraZeneca PLC sponsored ADR	1,537,100	97,606
Eli Lilly & Co.	412,941	22,303
Johnson & Johnson	1,926,348	170,424
Merck & Co., Inc. (i)	3,555,040	188,310
Pfizer, Inc.	3,608,679	109,704
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Sanofi SA	272,689	$ 26,658
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,229,880	54,890
		748,092
TOTAL HEALTH CARE		1,005,568
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.3%
United Technologies Corp. (i)	1,086,815	123,919
Air Freight & Logistics - 2.0%
C.H. Robinson Worldwide, Inc.	944,456	55,288
United Parcel Service, Inc. Class B	1,397,165	133,052
		188,340
Airlines - 0.1%
Copa Holdings SA Class A	54,700	7,149
Commercial Services & Supplies - 1.2%
Intrum Justitia AB	1,358,855	38,372
Republic Services, Inc.	2,430,267	77,841
		116,213
Electrical Equipment - 0.7%
Eaton Corp. PLC	203,300	14,859
Emerson Electric Co.	290,487	19,155
Hubbell, Inc. Class B	297,549	34,733
		68,747
Industrial Conglomerates - 2.4%
General Electric Co.	8,443,760	212,192
Siemens AG (e)	78,159	9,888
		222,080
Machinery - 1.2%
Cummins, Inc.	278,728	35,393
Harsco Corp.	497,691	12,636
Stanley Black & Decker, Inc. (i)	761,378	58,931
		106,960
Marine - 0.1%
Irish Continental Group PLC unit	269,300	10,061
Professional Services - 0.7%
Acacia Research Corp.	759,191	10,492
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Bureau Veritas SA	320,327	$ 8,336
Dun & Bradstreet Corp.	118,100	12,991
Michael Page International PLC	4,045,483	29,607
		61,426
Road & Rail - 0.3%
Union Pacific Corp.	164,276	28,623
Trading Companies & Distributors - 0.2%
Wolseley PLC	259,879	14,021
TOTAL INDUSTRIALS		947,539
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 2.7%
Cisco Systems, Inc.	9,781,086	214,304
QUALCOMM, Inc.	474,416	35,211
		249,515
Computers & Peripherals - 0.4%
Apple, Inc.	56,399	28,233
EMC Corp.	288,562	6,995
		35,228
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	593,532	33,540
IT Services - 3.8%
Accenture PLC Class A	693,958	55,433
IBM Corp.	871,547	153,985
Paychex, Inc.	3,434,389	143,626
		353,044
Office Electronics - 0.2%
Xerox Corp.	1,537,007	16,677
Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	3,552,182	59,748
Broadcom Corp. Class A	2,429,629	72,306
Maxim Integrated Products, Inc.	624,124	18,886
		150,940
Software - 1.7%
CA Technologies, Inc.	699,000	22,424
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Exact Holdings NV	215,215	$ 6,910
Microsoft Corp.	3,555,516	134,576
		163,910
TOTAL INFORMATION TECHNOLOGY		1,002,854
MATERIALS - 0.9%
Chemicals - 0.5%
Chemtura Corp. (a)	159,700	4,005
RPM International, Inc.	686,300	27,226
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	387,618	9,656
Tronox Ltd. Class A	188,735	4,145
		45,032
Metals & Mining - 0.4%
Commercial Metals Co.	1,092,066	20,815
Freeport-McMoRan Copper & Gold, Inc.	414,392	13,430
		34,245
TOTAL MATERIALS		79,277
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	2,429,389	80,947
CenturyLink, Inc.	1,644,624	47,464
Verizon Communications, Inc.	3,407,437	163,625
		292,036
Wireless Telecommunication Services - 0.8%
Safaricom Ltd.	17,359,000	2,208
Vodafone Group PLC	18,502,641	68,566
		70,774
TOTAL TELECOMMUNICATION SERVICES		362,810
UTILITIES - 3.8%
Electric Utilities - 3.5%
American Electric Power Co., Inc.	619,582	30,242
Exelon Corp.	498,334	14,452
FirstEnergy Corp.	819,192	25,796
Hawaiian Electric Industries, Inc.	829,915	21,594
NextEra Energy, Inc.	556,767	51,184
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Electric Utilities - continued
Northeast Utilities	307,481	$ 13,468
PPL Corp.	1,897,686	58,012
Southern Co.	2,082,277	85,873
Xcel Energy, Inc.	981,735	28,382
		329,003
Multi-Utilities - 0.3%
Sempra Energy	326,234	30,245
TOTAL UTILITIES		359,248
TOTAL COMMON STOCKS (Cost $7,173,969)		8,526,565
Preferred Stocks - 1.7%

Convertible Preferred Stocks - 1.2%
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375%	166,500	8,929
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	44,000	12,959
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	238,900	15,392
Machinery - 0.0%
Stanley Black & Decker, Inc. 6.25% (a)	20,000	2,035
TOTAL INDUSTRIALS		17,427
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. Series A, 4.50%	161,100	15,704
UTILITIES - 0.6%
Electric Utilities - 0.2%
NextEra Energy, Inc.:
5.889%	136,549	8,166
Series E, 5.599%	233,300	14,294
		22,460
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 2.00% ZENS	274,400	$ 14,064
Dominion Resources, Inc.:
Series A, 6.125%	168,100	9,402
Series B, 6.00%	168,100	9,419
		32,885
TOTAL UTILITIES		55,345
TOTAL CONVERTIBLE PREFERRED STOCKS		110,364
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	69,709	17,680
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (g)	32,565	31,507
Series A, 8.50%	181,464	4,905
		36,412
TOTAL NONCONVERTIBLE PREFERRED STOCKS		54,092
TOTAL PREFERRED STOCKS (Cost $147,087)		164,456
Corporate Bonds - 3.2%
		Principal Amount (000s) (d)
Convertible Bonds - 3.1%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (d)(g)	EUR	9,200	14,380
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Alpha Natural Resources, Inc. 3.75% 12/15/17		$ 7,820	$ 7,400
Amyris, Inc. 3% 2/27/17		2,101	1,819
BPZ Energy, Inc. 8.5% 10/1/17		3,640	3,413
Chesapeake Energy Corp. 2.5% 5/15/37		13,480	13,677
Cobalt International Energy, Inc. 2.625% 12/1/19		5,280	4,726
Ship Finance International Ltd. 3.25% 2/1/18		14,710	15,475
			46,510
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		9,980	15,918
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (g)		17,382	20,057
TOTAL FINANCIALS			35,975
HEALTH CARE - 0.9%
Biotechnology - 0.1%
Theravance, Inc. 2.125% 1/15/23		7,010	10,362
Health Care Equipment & Supplies - 0.2%
Teleflex, Inc. 3.875% 8/1/17		9,920	15,618
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		18,444	18,481
Molina Healthcare, Inc. 1.125% 1/15/20 (g)		9,410	10,139
WellPoint, Inc. 2.75% 10/15/42		22,830	29,665
			58,285
TOTAL HEALTH CARE			84,265
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
Covanta Holding Corp. 3.25% 6/1/14		8,800	10,318
Construction & Engineering - 0.3%
Layne Christensen Co. 4.25% 11/15/18 (g)		5,360	5,526
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc.:
4% 6/15/14		$ 5,720	$ 13,056
4.25% 12/15/14		1,970	4,606
			23,188
TOTAL INDUSTRIALS			33,506
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16		18,230	18,527
Liberty Interactive LLC 0.75% 3/30/43 (g)		4,710	5,699
			24,226
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc.:
3% 10/1/17		19,990	30,335
3% 12/15/20		710	793
			31,128
Software - 0.1%
TiVo, Inc. 4% 3/15/16 (g)		10,130	13,321
TOTAL INFORMATION TECHNOLOGY			68,675
MATERIALS - 0.0%
Chemicals - 0.0%
RPM International, Inc. 2.25% 12/15/20		2,350	2,705
TOTAL CONVERTIBLE BONDS			286,016
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ILFC E-Capital Trust I 5.46% 12/21/65 (g)(j)		810	740
MATERIALS - 0.1%
Metals & Mining - 0.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (g)		5,525	4,158
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
JMC Steel Group, Inc. 8.25% 3/15/18 (g)		$ 2,265	$ 2,344
Walter Energy, Inc. 8.5% 4/15/21		7,720	5,713
			12,215
TOTAL NONCONVERTIBLE BONDS			12,955
TOTAL CORPORATE BONDS (Cost $269,667)			298,971
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $6,128)	3,990	6,271
Other - 0.3%

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EQTY ER Holdings, LLC 12% 1/28/18 (f)(k)(l)	22,667	22,667
	Shares
EQTY ER Holdings, LLC (f)(k)(l)	11,333,334	10,312
TOTAL OTHER (Cost $34,000)		32,979
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.10% (b)	285,111,312	285,111
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	21,094,938	21,095
TOTAL MONEY MARKET FUNDS (Cost $306,206)		306,206
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.03%, dated 1/31/14 due 2/3/14 (Collateralized by U.S. Treasury Obligations) # (Cost $6,705)	$ 6,705	$ 6,705
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $7,943,762)		9,342,153
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,497)
NET ASSETS - 100%		$ 9,321,656
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value
Call Options
Altria Group, Inc.	3/22/14 - $38.00	7,346	$ 282	$ (62)
BlackRock, Inc. Class A	3/22/14 - $330.00	125	24	(24)
CIT Group, Inc.	4/19/14 - $50.00	1,356	126	(91)
Exxon Mobil Corp.	4/19/14 - $100.00	5,839	487	(219)
JPMorgan Chase & Co.	4/19/14 - $60.00	13,179	687	(843)
Merck & Co., Inc.	3/22/14 - $52.50	11,732	2,015	(1,889)
MetLife, Inc.	4/19/14 - $55.00	13,375	447	(562)
Stanley Black & Decker, Inc.	4/19/14 - $85.00	2,513	132	(138)
Time Warner, Inc.	3/22/14 - $67.50	4,973	246	(261)
Written Options - continued
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options - continued
United Technologies Corp.	3/22/14 - $115.00	3,120	$ 672	$ (694)
Wynn Resorts Ltd.	3/22/14 - $207.00	221	101	(333)
TOTAL WRITTEN OPTIONS			$ 5,219	$ (5,116)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $114,142,000 or 1.2% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $381,536,000.
(j) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.

(l) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,339,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 7,868
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 22,667
EQTY ER Holdings, LLC	1/29/13	$ 11,333
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$6,705,000 due 2/03/14 at 0.03%
BNP Paribas Securities Corp.	$ 3,499
Barclays Capital, Inc.	1,861
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,345
$ 6,705
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 443
Fidelity Securities Lending Cash Central Fund	1,015
Total	$ 1,458
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ 22,667	$ -	$ -	$ 2,720	$ 22,667
EQTY ER Holdings, LLC	11,333	-	-	-	10,312
Manning & Napier, Inc. Class A	9,577	-	13,431	109	-
Total	$ 43,577	$ -	$ 13,431	$ 2,829	$ 32,979
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 702,236	$ 697,879	$ 4,357	$ -
Consumer Staples	985,158	954,796	30,362	-
Energy	1,184,817	1,184,817	-	-
Financials	1,960,079	1,903,002	48,717	8,360
Health Care	1,018,527	972,712	45,815	-
Industrials	964,966	955,078	9,888	-
Information Technology	1,002,854	1,002,854	-	-
Materials	79,277	79,277	-	-
Telecommunication Services	378,514	294,244	84,270	-
Utilities	414,593	378,069	36,524	-
Corporate Bonds	298,971	-	298,971	-
Preferred Securities	6,271	-	6,271	-
Other/Energy	32,979	-	-	32,979
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Money Market Funds	$ 306,206	$ 306,206	$ -	$ -
Cash Equivalents	6,705	-	6,705	-
Total Investments in Securities:	$ 9,342,153	$ 8,728,934	$ 571,880	$ 41,339
Derivative Instruments:
Liabilities
Written Options	$ (5,116)	$ (5,116)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (5,116)
Total Value of Derivatives	$ -	$ (5,116)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	86.2%
United Kingdom	5.0%
Ireland	1.7%
Switzerland	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $20,165 and repurchase agreements of $6,705) - See accompanying schedule: Unaffiliated issuers (cost $7,603,556)	$ 9,002,968
Fidelity Central Funds (cost $306,206)	306,206
Other affiliated issuers (cost $34,000)	32,979
Total Investments (cost $7,943,762)		$ 9,342,153
Cash		486
Receivable for investments sold		16,211
Receivable for fund shares sold		4,793
Dividends receivable		11,776
Interest receivable		2,788
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		20
Other receivables		977
Total assets		9,379,237

Liabilities
Payable for investments purchased	$ 18,677
Payable for fund shares redeemed	6,929
Accrued management fee	3,614
Written options, at value (premium received $5,219)	5,116
Other affiliated payables	1,188
Other payables and accrued expenses	962
Collateral on securities loaned, at value	21,095
Total liabilities		57,581

Net Assets		$ 9,321,656
Net Assets consist of:
Paid in capital		$ 7,943,130
Undistributed net investment income		286
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,962)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,398,202
Net Assets		$ 9,321,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2014

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,841,579 ÷ 120,681 shares)	$ 56.69

Class K: Net Asset Value, offering price and redemption price per share ($2,480,077 ÷ 43,762 shares)	$ 56.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2014

Investment Income
Dividends (including $109 earned from other affiliated issuers)		$ 262,049
Interest (including $2,720 earned from other affiliated issuers)		14,139
Income from Fidelity Central Funds		1,458
Total income		277,646

Expenses
Management fee	$ 42,750
Transfer agent fees	12,982
Accounting and security lending fees	1,272
Custodian fees and expenses	244
Independent trustees' compensation	49
Appreciation in deferred trustee compensation account	3
Registration fees	162
Audit	131
Legal	38
Miscellaneous	78
Total expenses before reductions	57,709
Expense reductions	(303)	57,406
Net investment income (loss)		220,240
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,027,450
Other affiliated issuers	4,854
Foreign currency transactions	(217)
Written options	4,552
Total net realized gain (loss)		1,036,639
Change in net unrealized appreciation (depreciation) on: Investment securities	189,386
Assets and liabilities in foreign currencies	(317)
Written options	103
Total change in net unrealized appreciation (depreciation)		189,172
Net gain (loss)		1,225,811
Net increase (decrease) in net assets resulting from operations		$ 1,446,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 220,240	$ 252,434
Net realized gain (loss)	1,036,639	813,853
Change in net unrealized appreciation (depreciation)	189,172	485,528
Net increase (decrease) in net assets resulting from operations	1,446,051	1,551,815
Distributions to shareholders from net investment income	(223,502)	(248,423)
Share transactions - net increase (decrease)	(578,318)	(1,576,112)
Total increase (decrease) in net assets	644,231	(272,720)

Net Assets
Beginning of period	8,677,425	8,950,145
End of period (including undistributed net investment income of $286 and undistributed net investment income of $8,523, respectively)	$ 9,321,656	$ 8,677,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 49.72	$ 42.77	$ 45.57	$ 37.93	$ 27.48
Income from Investment Operations
Net investment income (loss) B	1.26	1.32	.89	.66	.63
Net realized and unrealized gain (loss)	6.99	6.95	(2.80)	7.72	10.51
Total from investment operations	8.25	8.27	(1.91)	8.38	11.14
Distributions from net investment income	(1.28)	(1.32)	(.89)	(.74)	(.69)
Net asset value, end of period	$ 56.69	$ 49.72	$ 42.77	$ 45.57	$ 37.93
Total Return A	16.72%	19.63%	(4.15)%	22.32%	41.02%
Ratios to Average Net Assets C, E
Expenses before reductions	.64%	.67%	.68%	.69%	.74%
Expenses net of fee waivers, if any	.64%	.67%	.68%	.69%	.74%
Expenses net of all reductions	.64%	.66%	.67%	.68%	.74%
Net investment income (loss)	2.30%	2.89%	2.04%	1.62%	1.87%
Supplemental Data
Net assets, end of period (in millions)	$ 6,842	$ 6,401	$ 6,844	$ 10,049	$ 15,061
Portfolio turnover rate D	43%	43%	80%	28%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 49.70	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Income from Investment Operations
Net investment income (loss) B	1.33	1.38	.95	.72	.72
Net realized and unrealized gain (loss)	6.99	6.95	(2.79)	7.72	10.48
Total from investment operations	8.32	8.33	(1.84)	8.44	11.20
Distributions from net investment income	(1.35)	(1.39)	(.96)	(.81)	(.75)
Net asset value, end of period	$ 56.67	$ 49.70	$ 42.76	$ 45.56	$ 37.93
Total Return A	16.87%	19.78%	(4.00)%	22.50%	41.30%
Ratios to Average Net Assets C, E
Expenses before reductions	.52%	.53%	.53%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.53%	.53%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.53%	.54%
Net investment income (loss)	2.42%	3.03%	2.19%	1.78%	2.07%
Supplemental Data
Net assets, end of period (in millions)	$ 2,480	$ 2,276	$ 2,106	$ 2,559	$ 2,017
Portfolio turnover rate D	43%	43%	80%	28%	30%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,579,251
Gross unrealized depreciation	(200,535)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,378,716

Tax Cost	$ 7,963,437

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,268
Net unrealized appreciation (depreciation)	$ 1,378,527

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 223,502	$ 248,423

Annual Report

3. Significant Accounting Policies - continued

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss)

Annual Report

4. Derivative Instruments - continued

Options - continued

on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $4,552 and a change in net unrealized appreciation (depreciation) of $103 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	232	16,412
Options Exercised	(96)	(6,184)
Options Closed	(50)	(2,551)
Options Expired	(22)	(2,458)
Outstanding at end of period	64	$ 5,219

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,854,100 and $4,519,550, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 11,782.17
Class K	1,200.05
	$ 12,982

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $69 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,015, including $4 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $205 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

The investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $95.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Equity-Income	$ 162,301	$ 184,959
Class K	61,201	63,464
Total	$ 223,502	$ 248,423

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Equity-Income
Shares sold	17,005	14,447	$ 931,713	$ 652,997
Reinvestment of distributions	2,821	3,847	154,118	176,234
Shares redeemed	(27,886)	(49,571)	(1,544,782)	(2,252,887)
Net increase (decrease)	(8,060)	(31,277)	$ (458,951)	$ (1,423,656)
Class K
Shares sold	10,707	14,463	$ 584,691	$ 662,159
Reinvestment of distributions	1,121	1,385	61,201	63,464
Shares redeemed	(13,867)	(19,293)	(765,259)	(878,079)
Net increase (decrease)	(2,039)	(3,445)	$ (119,367)	$ (152,456)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010) and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2014, $2,355,477, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 81%, 78%, 78% and 79% of the dividends distributed in April, July, October and December 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 93%, 93%, 93% and 94% of the dividends distributed in April, July, October and December 2013, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-K-UANN-0314
1.863281.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	16.58%	21.97%	8.66%
Class T (incl. 3.50% sales charge) B	19.00%	22.22%	8.72%
Class B (incl. contingent deferred sales charge) C	17.70%	22.29%	8.74%
Class C (incl. contingent deferred sales charge) D	21.77%	22.47%	8.73%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Court Dignan, who became Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund on April 12, 2013: For the year, the fund's Class A, Class T, Class B and Class C shares returned 23.69%, 23.32%, 22.70% and 22.77%, respectively (excluding sales charges), versus 22.14% for the Russell Midcap® Value Index. Security selection, which focused on higher- or average-quality mid-cap companies selling at average or discounted prices, was especially strong in financials. Top individual contributors included alternative asset managers Blackstone Group and Apollo Global Management, whose steep share price gains were fueled by growing appreciation of their earnings growth potential. An investment in commercial real estate investment trust (REIT) NorthStar Realty Finance soared on news that the company would spin off its asset management business. All were out-of-index positions. By contrast, stock picks in information technology hindered relative performance. Individual disappointments came from not owning semiconductor chipmaker Micron Technology, an index component whose shares took off when a fire at a competitor's facility reduced supply and pricing rose. Elsewhere, being early in buying retail REIT CBL & Associates Properties hurt, as rising interest rates and slowing mall traffic pressured its return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.15%
Actual		$ 1,000.00	$ 1,079.30	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.43%
Actual		$ 1,000.00	$ 1,077.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,075.00	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.89%
Actual		$ 1,000.00	$ 1,074.90	$ 9.88
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Mid Cap Value	.79%
Actual		$ 1,000.00	$ 1,080.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,080.20	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.6	1.5
Fifth Third Bancorp	1.6	1.6
Cigna Corp.	1.6	1.5
SLM Corp.	1.6	1.6
Capital One Financial Corp.	1.5	0.0
M&T Bank Corp.	1.5	1.8
Allstate Corp.	1.5	0.0
Invesco Ltd.	1.4	0.0
CF Industries Holdings, Inc.	1.4	0.0
Hartford Financial Services Group, Inc.	1.4	1.5
	15.1
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	31.6
Information Technology	11.5	11.4
Industrials	10.7	11.1
Utilities	10.7	12.0
Health Care	9.9	8.2
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *	As of July 31, 2013 **
Stocks 98.6%	Stocks 98.9%
Short-Term Investments and Net Other Assets (Liabilities) 1.4%	Short-Term Investments and Net Other Assets (Liabilities) 1.1%

* Foreign investments	11.4%	** Foreign investments	6.4%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Hotels, Restaurants & Leisure - 1.0%
Wyndham Worldwide Corp.	223,200	$ 15,833,808
Household Durables - 0.8%
Whirlpool Corp.	95,800	12,770,140
Multiline Retail - 2.6%
Big Lots, Inc. (a)	377,978	10,126,031
Kohl's Corp.	204,800	10,369,024
Macy's, Inc.	360,900	19,199,880
		39,694,935
Specialty Retail - 3.3%
AutoZone, Inc. (a)	32,400	16,039,944
Bed Bath & Beyond, Inc. (a)	132,900	8,485,665
GameStop Corp. Class A	175,700	6,161,799
Staples, Inc.	1,527,000	20,095,320
		50,782,728
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	221,000	10,583,690
Deckers Outdoor Corp. (a)(d)	30,900	2,408,655
		12,992,345
TOTAL CONSUMER DISCRETIONARY		132,073,956
CONSUMER STAPLES - 3.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	236,100	12,428,304
Food & Staples Retailing - 0.9%
Kroger Co.	382,800	13,819,080
Food Products - 1.6%
Bunge Ltd.	185,700	14,068,632
The J.M. Smucker Co.	108,300	10,439,037
		24,507,669
TOTAL CONSUMER STAPLES		50,755,053
ENERGY - 6.3%
Energy Equipment & Services - 1.9%
Ensco PLC Class A	303,700	15,297,369
National Oilwell Varco, Inc.	189,600	14,221,896
		29,519,265
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.	438,700	$ 14,385,027
Cimarex Energy Co.	153,300	15,020,334
Energen Corp.	130,500	9,228,960
Marathon Oil Corp.	301,800	9,896,022
Tesoro Corp.	290,900	14,987,168
Valero Energy Corp.	76,900	3,929,590
		67,447,101
TOTAL ENERGY		96,966,366
FINANCIALS - 31.7%
Capital Markets - 5.4%
Apollo Global Management LLC Class A	483,700	15,696,065
Carlyle Group LP	171,900	5,983,839
Invesco Ltd.	673,500	22,393,875
KKR & Co. LP	760,300	18,330,833
The Blackstone Group LP	659,100	21,585,525
		83,990,137
Commercial Banks - 7.1%
BB&T Corp.	430,000	16,086,300
Fifth Third Bancorp	1,197,857	25,178,954
Huntington Bancshares, Inc.	1,655,600	15,016,292
M&T Bank Corp. (d)	213,000	23,751,630
SunTrust Banks, Inc.	433,800	16,059,276
U.S. Bancorp	348,100	13,830,013
		109,922,465
Consumer Finance - 3.1%
Capital One Financial Corp.	338,400	23,894,424
SLM Corp.	1,061,400	24,157,464
		48,051,888
Diversified Financial Services - 0.5%
The NASDAQ Stock Market, Inc.	185,400	7,073,010
Insurance - 8.8%
ACE Ltd.	182,700	17,139,087
Allied World Assurance Co. Holdings Ltd.	139,500	14,357,340
Allstate Corp.	444,300	22,748,160
Amtrust Financial Services, Inc. (d)	384,600	12,414,888
Brown & Brown, Inc.	159,500	5,022,655
Everest Re Group Ltd.	120,800	17,487,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Fidelity National Financial, Inc. Class A	555,500	$ 17,520,470
Hartford Financial Services Group, Inc.	661,300	21,988,225
Symetra Financial Corp.	443,949	8,501,623
		137,179,456
Real Estate Investment Trusts - 6.8%
American Capital Agency Corp.	1,044,400	21,880,180
CBL & Associates Properties, Inc.	1,051,400	17,863,286
Equity Lifestyle Properties, Inc.	482,300	18,959,213
MFA Financial, Inc.	1,170,200	8,530,758
NorthStar Realty Finance Corp. (d)	1,062,700	15,504,793
Pennsylvania Real Estate Investment Trust (SBI)	664,800	12,398,520
RLJ Lodging Trust	405,500	10,129,390
		105,266,140
TOTAL FINANCIALS		491,483,096
HEALTH CARE - 9.9%
Biotechnology - 1.0%
United Therapeutics Corp. (a)	143,200	14,695,184
Health Care Equipment & Supplies - 1.0%
C.R. Bard, Inc.	23,600	3,058,324
St. Jude Medical, Inc.	211,300	12,832,249
		15,890,573
Health Care Providers & Services - 6.1%
Cardinal Health, Inc.	197,400	13,427,148
Cigna Corp.	288,600	24,909,066
Community Health Systems, Inc. (a)	211,700	8,766,497
DaVita HealthCare Partners, Inc. (a)	203,900	13,239,227
HCA Holdings, Inc. (a)	289,100	14,533,057
Omnicare, Inc.	234,100	14,621,886
VCA Antech, Inc. (a)	171,300	5,471,322
		94,968,203
Pharmaceuticals - 1.8%
Actavis PLC (a)	86,900	16,422,362
Mylan, Inc. (a)	170,000	7,719,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	89,800	4,007,774
		28,149,836
TOTAL HEALTH CARE		153,703,796
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.7%
Aerospace & Defense - 2.1%
Esterline Technologies Corp. (a)	138,600	$ 14,268,870
Meggitt PLC	2,068,200	17,526,557
		31,795,427
Airlines - 0.6%
American Airlines Group, Inc. (a)(d)	289,200	9,702,660
Commercial Services & Supplies - 0.8%
Tetra Tech, Inc. (a)	429,542	12,675,784
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	496,300	14,228,921
URS Corp.	286,203	14,367,391
		28,596,312
Electrical Equipment - 1.2%
EnerSys	213,500	14,530,810
Rockwell Automation, Inc.	39,900	4,582,116
		19,112,926
Machinery - 2.0%
Cummins, Inc.	128,000	16,253,440
Parker Hannifin Corp.	19,200	2,176,704
Terex Corp.	64,500	2,644,500
Valmont Industries, Inc.	63,500	9,295,130
		30,369,774
Professional Services - 1.2%
Dun & Bradstreet Corp.	168,500	18,535,000
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	186,900	15,505,224
TOTAL INDUSTRIALS		166,293,107
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 0.7%
Plantronics, Inc.	251,400	10,792,602
Computers & Peripherals - 2.4%
EMC Corp.	600,400	14,553,696
SanDisk Corp.	160,000	11,128,000
Western Digital Corp.	137,200	11,822,524
		37,504,220
Electronic Equipment & Components - 1.7%
Arrow Electronics, Inc. (a)	193,800	9,957,444
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Avnet, Inc.	222,100	$ 9,121,647
TE Connectivity Ltd.	135,400	7,651,454
		26,730,545
IT Services - 2.3%
Amdocs Ltd.	376,200	16,274,412
EVERTEC, Inc.	190,000	4,584,700
Total System Services, Inc.	478,500	14,297,580
		35,156,692
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	82,300	4,496,872
Broadcom Corp. Class A	265,200	7,892,352
Maxim Integrated Products, Inc.	103,200	3,122,832
Skyworks Solutions, Inc. (a)	346,600	10,484,650
		25,996,706
Software - 2.7%
CA Technologies, Inc.	426,600	13,685,328
Check Point Software Technologies Ltd. (a)	115,500	7,557,165
Symantec Corp.	458,000	9,805,780
Synopsys, Inc. (a)	280,100	11,164,786
		42,213,059
TOTAL INFORMATION TECHNOLOGY		178,393,824
MATERIALS - 6.0%
Chemicals - 3.1%
Cabot Corp.	184,200	8,965,014
CF Industries Holdings, Inc.	95,300	22,000,958
Eastman Chemical Co.	216,900	16,909,524
		47,875,496
Containers & Packaging - 1.0%
Graphic Packaging Holding Co. (a)	1,601,400	15,213,300
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	211,000	14,759,450
Paper & Forest Products - 1.0%
International Paper Co.	331,900	15,844,906
TOTAL MATERIALS		93,693,152
Common Stocks - continued
	Shares	Value
UTILITIES - 10.7%
Electric Utilities - 3.9%
Edison International	526,300	$ 25,346,608
Great Plains Energy, Inc.	31,600	779,888
IDACORP, Inc.	295,100	15,560,623
PNM Resources, Inc.	250,800	6,182,220
Xcel Energy, Inc.	424,700	12,278,077
		60,147,416
Gas Utilities - 0.9%
Atmos Energy Corp.	282,200	13,548,422
Independent Power Producers & Energy Traders - 1.0%
The AES Corp.	1,134,500	15,951,070
Multi-Utilities - 4.9%
Ameren Corp.	562,900	21,300,136
CMS Energy Corp.	755,700	21,000,903
DTE Energy Co.	319,200	21,775,824
NiSource, Inc.	363,800	12,503,806
		76,580,669
TOTAL UTILITIES		166,227,577
TOTAL COMMON STOCKS (Cost $1,378,474,916)		1,529,589,927
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.10% (b)	14,457,505	14,457,505
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	45,348,950	45,348,950
TOTAL MONEY MARKET FUNDS (Cost $59,806,455)		59,806,455
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,438,281,371)		1,589,396,382
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(38,710,723)
NET ASSETS - 100%		$ 1,550,685,659
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,403
Fidelity Securities Lending Cash Central Fund	89,777
Total	$ 113,180
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.6%
Bermuda	3.4%
Switzerland	2.5%
United Kingdom	2.2%
Ireland	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,982,931) - See accompanying schedule: Unaffiliated issuers (cost $1,378,474,916)	$ 1,529,589,927
Fidelity Central Funds (cost $59,806,455)	59,806,455
Total Investments (cost $1,438,281,371)		$ 1,589,396,382
Receivable for investments sold		13,397,169
Receivable for fund shares sold		10,264,317
Dividends receivable		170,018
Distributions receivable from Fidelity Central Funds		33,858
Prepaid expenses		3,581
Other receivables		16,056
Total assets		1,613,281,381

Liabilities
Payable for investments purchased	$ 13,944,196
Payable for fund shares redeemed	2,178,523
Accrued management fee	735,209
Distribution and service plan fees payable	47,330
Other affiliated payables	270,564
Other payables and accrued expenses	70,950
Collateral on securities loaned, at value	45,348,950
Total liabilities		62,595,722

Net Assets		$ 1,550,685,659
Net Assets consist of:
Paid in capital		$ 1,366,380,230
Undistributed net investment income		435,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,754,460
Net unrealized appreciation (depreciation) on investments		151,115,011
Net Assets		$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,825,810 ÷ 3,114,648 shares)	$ 21.78

Maximum offering price per share (100/94.25 of $21.78)	$ 23.11
Class T: Net Asset Value and redemption price per share ($24,135,942 ÷ 1,112,271 shares)	$ 21.70

Maximum offering price per share (100/96.50 of $21.70)	$ 22.49
Class B: Net Asset Value and offering price per share ($2,302,456 ÷ 107,199 shares)A	$ 21.48

Class C: Net Asset Value and offering price per share ($25,176,914 ÷ 1,181,474 shares)A	$ 21.31

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($1,404,967,609 ÷ 63,970,807 shares)	$ 21.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,276,928 ÷ 1,202,928 shares)	$ 21.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 28,788,810
Interest		64
Income from Fidelity Central Funds		113,180
Total income		28,902,054

Expenses
Management fee Basic fee	$ 7,073,945
Performance adjustment	60,558
Transfer agent fees	2,515,888
Distribution and service plan fees	392,671
Accounting and security lending fees	411,663
Custodian fees and expenses	89,950
Independent trustees' compensation	5,975
Registration fees	181,003
Audit	58,413
Legal	3,557
Miscellaneous	7,200
Total expenses before reductions	10,800,823
Expense reductions	(76,747)	10,724,076
Net investment income (loss)		18,177,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,913,149
Foreign currency transactions	(25,247)
Total net realized gain (loss)		168,887,902
Change in net unrealized appreciation (depreciation) on investment securities		69,583,401
Net gain (loss)		238,471,303
Net increase (decrease) in net assets resulting from operations		$ 256,649,281

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,177,978	$ 8,506,032
Net realized gain (loss)	168,887,902	58,044,668
Change in net unrealized appreciation (depreciation)	69,583,401	59,980,492
Net increase (decrease) in net assets resulting from operations	256,649,281	126,531,192
Distributions to shareholders from net investment income	(15,306,348)	(8,438,509)
Distributions to shareholders from net realized gain	(113,515,093)	-
Total distributions	(128,821,441)	(8,438,509)
Share transactions - net increase (decrease)	735,344,302	(21,044,685)
Redemption fees	65,786	8,162
Total increase (decrease) in net assets	863,237,928	97,056,160

Net Assets
Beginning of period	687,447,731	590,391,571
End of period (including undistributed net investment income of $435,958 and $0, respectively)	$ 1,550,685,659	$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.24	.20	.07	- G	.07
Net realized and unrealized gain (loss)	4.29	3.38	(.29)	3.85	3.84
Total from investment operations	4.53	3.58	(.22)	3.85	3.91
Distributions from net investment income	(.19)	(.21)	(.07)	(.04)	(.09)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.99) H	(.21)	(.07)	(.04)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Total Return A,B	23.69%	22.73%	(1.34)%	31.14%	45.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of fee waivers, if any	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of all reductions	1.14%	1.12%	1.16%	1.17%	1.20%
Net investment income (loss)	1.11%	1.15%	.44%	.02%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,826	$ 24,436	$ 19,578	$ 23,608	$ 10,640
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.18	.15	.03	(.03)	.04
Net realized and unrealized gain (loss)	4.27	3.38	(.29)	3.83	3.84
Total from investment operations	4.45	3.53	(.26)	3.80	3.88
Distributions from net investment income	(.17)	(.16)	(.04)	-	(.07)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.96)	(.16)	(.04)	-	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Total Return A,B	23.32%	22.42%	(1.59)%	30.79%	45.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of fee waivers, if any	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of all reductions	1.41%	1.38%	1.42%	1.43%	1.46%
Net investment income (loss)	.84%	.89%	.18%	(.24)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,136	$ 8,358	$ 6,823	$ 6,993	$ 4,010
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.07	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.22	3.34	(.28)	3.82	3.82
Total from investment operations	4.29	3.41	(.33)	3.72	3.81
Distributions from net investment income	(.05)	(.09)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.84)	(.09)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Total Return A,B	22.70%	21.79%	(2.06)%	30.19%	44.61%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of fee waivers, if any	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of all reductions	1.91%	1.87%	1.91%	1.92%	1.96%
Net investment income (loss)	.34%	.40%	(.31)%	(.74)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,302	$ 1,533	$ 1,376	$ 1,793	$ 1,154
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.08	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.20	3.32	(.28)	3.81	3.80
Total from investment operations	4.28	3.39	(.33)	3.71	3.79
Distributions from net investment income	(.11)	(.11)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.90)	(.11)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Total Return A,B	22.77%	21.73%	(2.07)%	30.24%	44.56%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of all reductions	1.89%	1.87%	1.91%	1.92%	1.95%
Net investment income (loss)	.36%	.40%	(.31)%	(.73)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,177	$ 6,820	$ 5,000	$ 5,309	$ 2,293
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Income from Investment Operations
Net investment income (loss) B	.32	.25	.12	.04	.09
Net realized and unrealized gain (loss)	4.31	3.41	(.30)	3.87	3.86
Total from investment operations	4.63	3.66	(.18)	3.91	3.95
Distributions from net investment income	(.25)	(.26)	(.11)	(.06)	(.11)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.06)	(.11)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Total Return A	24.08%	23.07%	(1.04)%	31.51%	46.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.85%	.88%	.91%	.95%
Expenses net of fee waivers, if any	.80%	.85%	.88%	.91%	.95%
Expenses net of all reductions	.80%	.81%	.87%	.90%	.94%
Net investment income (loss)	1.45%	1.46%	.73%	.28%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277	$ 469,476
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Income from Investment Operations
Net investment income (loss) B	.31	.24	.11	.04	.10
Net realized and unrealized gain (loss)	4.28	3.40	(.29)	3.85	3.84
Total from investment operations	4.59	3.64	(.18)	3.89	3.94
Distributions from net investment income	(.25)	(.26)	(.11)	(.05)	(.12)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.05)	(.12)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Total Return A	23.98%	23.05%	(1.07)%	31.51%	46.12%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.89%	.91%	.92%	.96%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.92%	.96%
Expenses net of all reductions	.85%	.85%	.90%	.92%	.95%
Net investment income (loss)	1.40%	1.42%	.71%	.27%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,277	$ 7,875	$ 3,667	$ 3,507	$ 3,162
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 184,053,049
Gross unrealized depreciation	(33,814,413)
Net unrealized appreciation (depreciation) on securities and other investments	$ 150,238,636

Tax Cost	$ 1,439,157,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,168,718
Undistributed long-term capital gain	$ 4,898,076
Net unrealized appreciation (depreciation)	$ 150,238,636

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 97,039,748	$ 8,438,509
Long-term Capital Gains	31,781,693	-
Total	$ 128,821,441	$ 8,438,509

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,712,269,364 and $2,096,788,012, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 128,923	$ 11,198
Class T	.25%	.25%	81,928	6,010
Class B	.75%	.25%	19,848	15,164
Class C	.75%	.25%	161,972	55,405
			$ 392,671	$ 87,777

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 77,911
Class T	15,473
Class B*	2,172
Class C*	2,495
$ 98,051

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 148,427.29
Class T	50,447.31
Class B	6,015.30
Class C	46,001.28
Mid Cap Value	2,226,404.19
Institutional Class	38,594.24
	$ 2,515,888

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $84,397 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,777, including $12,095 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $61,188 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $15,517.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 530,640	$ 253,117
Class T	161,696	66,091
Class B	4,861	7,351
Class C	110,531	38,428
Mid Cap Value	14,250,519	7,992,338
Institutional Class	248,101	81,184
Total	$ 15,306,348	$ 8,438,509
From net realized gain
Class A	$ 4,929,724	$ -
Class T	1,757,088	-
Class B	177,882	-
Class C	1,834,950	-
Mid Cap Value	103,028,925	-
Institutional Class	1,786,524	-
Total	$ 113,515,093	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	2,457,916	457,731	$ 52,076,305	$ 7,879,366
Reinvestment of distributions	241,636	13,590	5,178,254	235,643
Shares redeemed	(854,915)	(434,657)	(18,574,514)	(7,246,773)
Net increase (decrease)	1,844,637	36,664	$ 38,680,045	$ 868,236
Class T
Shares sold	800,279	155,888	$ 17,075,459	$ 2,678,394
Reinvestment of distributions	89,099	3,790	1,903,163	65,644
Shares redeemed	(212,274)	(155,220)	(4,598,389)	(2,624,883)
Net increase (decrease)	677,104	4,458	$ 14,380,233	$ 119,155
Class B
Shares sold	43,830	10,295	$ 911,529	$ 177,345
Reinvestment of distributions	8,260	397	174,775	6,824
Shares redeemed	(25,492)	(17,720)	(538,771)	(295,503)
Net increase (decrease)	26,598	(7,028)	$ 547,533	$ (111,334)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class C
Shares sold	893,750	137,133	$ 18,935,706	$ 2,295,740
Reinvestment of distributions	88,255	2,090	1,852,478	35,705
Shares redeemed	(160,748)	(98,602)	(3,440,149)	(1,645,075)
Net increase (decrease)	821,257	40,621	$ 17,348,035	$ 686,370
Mid Cap Value
Shares sold	42,202,723	6,300,912	$ 892,720,042	$ 110,558,662
Reinvestment of distributions	5,185,864	443,673	112,014,623	7,742,097
Shares redeemed	(16,376,666)	(8,477,007)	(357,731,128)	(144,053,750)
Net increase (decrease)	31,011,921	(1,732,422)	$ 647,003,537	$ (25,752,991)
Institutional Class
Shares sold	942,589	281,696	$ 20,627,562	$ 4,930,560
Reinvestment of distributions	87,006	4,459	1,869,755	77,497
Shares redeemed	(234,974)	(108,318)	(5,112,398)	(1,862,178)
Net increase (decrease)	794,621	177,837	$ 17,384,919	$ 3,145,879

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	03/17/14	03/14/14	$0.000	$0.478
Class T	03/17/14	03/14/14	$0.000	$0.473
Class B	03/17/14	03/14/14	$0.000	$0.463
Class C	03/17/14	03/14/14	$0.000	$0.465

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2014, $36,679,770, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 16%; Class T designates 16%; Class B designates 18%; and Class C designates 17% of the dividends during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 19%; Class T designates 19%; Class B designates 21%; and Class C designates 20% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCV-UANN-0314
1.838439.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Institutional Class

Annual Report

January 31, 2014

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	23.98%	23.73%	9.50%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Institutional Class on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Court Dignan, who became Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund on April 12, 2013: For the year, the fund's Institutional Class shares returned 23.98%, versus 22.14% for the Russell Midcap® Value Index. Security selection, which focused on higher- or average-quality mid-cap companies selling at average or discounted prices, was especially strong in financials. Top individual contributors included alternative asset managers Blackstone Group and Apollo Global Management, whose steep share price gains were fueled by growing appreciation of their earnings growth potential. An investment in commercial real estate investment trust (REIT) NorthStar Realty Finance soared on news that the company would spin off its asset management business. All were out-of-index positions. By contrast, stock picks in information technology hindered relative performance. Individual disappointments came from not owning semiconductor chipmaker Micron Technology, an index component whose shares took off when a fire at a competitor's facility reduced supply and pricing rose. Elsewhere, being early in buying retail REIT CBL & Associates Properties hurt, as rising interest rates and slowing mall traffic pressured its return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.15%
Actual		$ 1,000.00	$ 1,079.30	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.43%
Actual		$ 1,000.00	$ 1,077.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,075.00	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.89%
Actual		$ 1,000.00	$ 1,074.90	$ 9.88
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Mid Cap Value	.79%
Actual		$ 1,000.00	$ 1,080.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,080.20	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.6	1.5
Fifth Third Bancorp	1.6	1.6
Cigna Corp.	1.6	1.5
SLM Corp.	1.6	1.6
Capital One Financial Corp.	1.5	0.0
M&T Bank Corp.	1.5	1.8
Allstate Corp.	1.5	0.0
Invesco Ltd.	1.4	0.0
CF Industries Holdings, Inc.	1.4	0.0
Hartford Financial Services Group, Inc.	1.4	1.5
	15.1
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	31.6
Information Technology	11.5	11.4
Industrials	10.7	11.1
Utilities	10.7	12.0
Health Care	9.9	8.2
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *	As of July 31, 2013 **
Stocks 98.6%	Stocks 98.9%
Short-Term Investments and Net Other Assets (Liabilities) 1.4%	Short-Term Investments and Net Other Assets (Liabilities) 1.1%

* Foreign investments	11.4%	** Foreign investments	6.4%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Hotels, Restaurants & Leisure - 1.0%
Wyndham Worldwide Corp.	223,200	$ 15,833,808
Household Durables - 0.8%
Whirlpool Corp.	95,800	12,770,140
Multiline Retail - 2.6%
Big Lots, Inc. (a)	377,978	10,126,031
Kohl's Corp.	204,800	10,369,024
Macy's, Inc.	360,900	19,199,880
		39,694,935
Specialty Retail - 3.3%
AutoZone, Inc. (a)	32,400	16,039,944
Bed Bath & Beyond, Inc. (a)	132,900	8,485,665
GameStop Corp. Class A	175,700	6,161,799
Staples, Inc.	1,527,000	20,095,320
		50,782,728
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	221,000	10,583,690
Deckers Outdoor Corp. (a)(d)	30,900	2,408,655
		12,992,345
TOTAL CONSUMER DISCRETIONARY		132,073,956
CONSUMER STAPLES - 3.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	236,100	12,428,304
Food & Staples Retailing - 0.9%
Kroger Co.	382,800	13,819,080
Food Products - 1.6%
Bunge Ltd.	185,700	14,068,632
The J.M. Smucker Co.	108,300	10,439,037
		24,507,669
TOTAL CONSUMER STAPLES		50,755,053
ENERGY - 6.3%
Energy Equipment & Services - 1.9%
Ensco PLC Class A	303,700	15,297,369
National Oilwell Varco, Inc.	189,600	14,221,896
		29,519,265
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.	438,700	$ 14,385,027
Cimarex Energy Co.	153,300	15,020,334
Energen Corp.	130,500	9,228,960
Marathon Oil Corp.	301,800	9,896,022
Tesoro Corp.	290,900	14,987,168
Valero Energy Corp.	76,900	3,929,590
		67,447,101
TOTAL ENERGY		96,966,366
FINANCIALS - 31.7%
Capital Markets - 5.4%
Apollo Global Management LLC Class A	483,700	15,696,065
Carlyle Group LP	171,900	5,983,839
Invesco Ltd.	673,500	22,393,875
KKR & Co. LP	760,300	18,330,833
The Blackstone Group LP	659,100	21,585,525
		83,990,137
Commercial Banks - 7.1%
BB&T Corp.	430,000	16,086,300
Fifth Third Bancorp	1,197,857	25,178,954
Huntington Bancshares, Inc.	1,655,600	15,016,292
M&T Bank Corp. (d)	213,000	23,751,630
SunTrust Banks, Inc.	433,800	16,059,276
U.S. Bancorp	348,100	13,830,013
		109,922,465
Consumer Finance - 3.1%
Capital One Financial Corp.	338,400	23,894,424
SLM Corp.	1,061,400	24,157,464
		48,051,888
Diversified Financial Services - 0.5%
The NASDAQ Stock Market, Inc.	185,400	7,073,010
Insurance - 8.8%
ACE Ltd.	182,700	17,139,087
Allied World Assurance Co. Holdings Ltd.	139,500	14,357,340
Allstate Corp.	444,300	22,748,160
Amtrust Financial Services, Inc. (d)	384,600	12,414,888
Brown & Brown, Inc.	159,500	5,022,655
Everest Re Group Ltd.	120,800	17,487,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Fidelity National Financial, Inc. Class A	555,500	$ 17,520,470
Hartford Financial Services Group, Inc.	661,300	21,988,225
Symetra Financial Corp.	443,949	8,501,623
		137,179,456
Real Estate Investment Trusts - 6.8%
American Capital Agency Corp.	1,044,400	21,880,180
CBL & Associates Properties, Inc.	1,051,400	17,863,286
Equity Lifestyle Properties, Inc.	482,300	18,959,213
MFA Financial, Inc.	1,170,200	8,530,758
NorthStar Realty Finance Corp. (d)	1,062,700	15,504,793
Pennsylvania Real Estate Investment Trust (SBI)	664,800	12,398,520
RLJ Lodging Trust	405,500	10,129,390
		105,266,140
TOTAL FINANCIALS		491,483,096
HEALTH CARE - 9.9%
Biotechnology - 1.0%
United Therapeutics Corp. (a)	143,200	14,695,184
Health Care Equipment & Supplies - 1.0%
C.R. Bard, Inc.	23,600	3,058,324
St. Jude Medical, Inc.	211,300	12,832,249
		15,890,573
Health Care Providers & Services - 6.1%
Cardinal Health, Inc.	197,400	13,427,148
Cigna Corp.	288,600	24,909,066
Community Health Systems, Inc. (a)	211,700	8,766,497
DaVita HealthCare Partners, Inc. (a)	203,900	13,239,227
HCA Holdings, Inc. (a)	289,100	14,533,057
Omnicare, Inc.	234,100	14,621,886
VCA Antech, Inc. (a)	171,300	5,471,322
		94,968,203
Pharmaceuticals - 1.8%
Actavis PLC (a)	86,900	16,422,362
Mylan, Inc. (a)	170,000	7,719,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	89,800	4,007,774
		28,149,836
TOTAL HEALTH CARE		153,703,796
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.7%
Aerospace & Defense - 2.1%
Esterline Technologies Corp. (a)	138,600	$ 14,268,870
Meggitt PLC	2,068,200	17,526,557
		31,795,427
Airlines - 0.6%
American Airlines Group, Inc. (a)(d)	289,200	9,702,660
Commercial Services & Supplies - 0.8%
Tetra Tech, Inc. (a)	429,542	12,675,784
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	496,300	14,228,921
URS Corp.	286,203	14,367,391
		28,596,312
Electrical Equipment - 1.2%
EnerSys	213,500	14,530,810
Rockwell Automation, Inc.	39,900	4,582,116
		19,112,926
Machinery - 2.0%
Cummins, Inc.	128,000	16,253,440
Parker Hannifin Corp.	19,200	2,176,704
Terex Corp.	64,500	2,644,500
Valmont Industries, Inc.	63,500	9,295,130
		30,369,774
Professional Services - 1.2%
Dun & Bradstreet Corp.	168,500	18,535,000
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	186,900	15,505,224
TOTAL INDUSTRIALS		166,293,107
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 0.7%
Plantronics, Inc.	251,400	10,792,602
Computers & Peripherals - 2.4%
EMC Corp.	600,400	14,553,696
SanDisk Corp.	160,000	11,128,000
Western Digital Corp.	137,200	11,822,524
		37,504,220
Electronic Equipment & Components - 1.7%
Arrow Electronics, Inc. (a)	193,800	9,957,444
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Avnet, Inc.	222,100	$ 9,121,647
TE Connectivity Ltd.	135,400	7,651,454
		26,730,545
IT Services - 2.3%
Amdocs Ltd.	376,200	16,274,412
EVERTEC, Inc.	190,000	4,584,700
Total System Services, Inc.	478,500	14,297,580
		35,156,692
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	82,300	4,496,872
Broadcom Corp. Class A	265,200	7,892,352
Maxim Integrated Products, Inc.	103,200	3,122,832
Skyworks Solutions, Inc. (a)	346,600	10,484,650
		25,996,706
Software - 2.7%
CA Technologies, Inc.	426,600	13,685,328
Check Point Software Technologies Ltd. (a)	115,500	7,557,165
Symantec Corp.	458,000	9,805,780
Synopsys, Inc. (a)	280,100	11,164,786
		42,213,059
TOTAL INFORMATION TECHNOLOGY		178,393,824
MATERIALS - 6.0%
Chemicals - 3.1%
Cabot Corp.	184,200	8,965,014
CF Industries Holdings, Inc.	95,300	22,000,958
Eastman Chemical Co.	216,900	16,909,524
		47,875,496
Containers & Packaging - 1.0%
Graphic Packaging Holding Co. (a)	1,601,400	15,213,300
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	211,000	14,759,450
Paper & Forest Products - 1.0%
International Paper Co.	331,900	15,844,906
TOTAL MATERIALS		93,693,152
Common Stocks - continued
	Shares	Value
UTILITIES - 10.7%
Electric Utilities - 3.9%
Edison International	526,300	$ 25,346,608
Great Plains Energy, Inc.	31,600	779,888
IDACORP, Inc.	295,100	15,560,623
PNM Resources, Inc.	250,800	6,182,220
Xcel Energy, Inc.	424,700	12,278,077
		60,147,416
Gas Utilities - 0.9%
Atmos Energy Corp.	282,200	13,548,422
Independent Power Producers & Energy Traders - 1.0%
The AES Corp.	1,134,500	15,951,070
Multi-Utilities - 4.9%
Ameren Corp.	562,900	21,300,136
CMS Energy Corp.	755,700	21,000,903
DTE Energy Co.	319,200	21,775,824
NiSource, Inc.	363,800	12,503,806
		76,580,669
TOTAL UTILITIES		166,227,577
TOTAL COMMON STOCKS (Cost $1,378,474,916)		1,529,589,927
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.10% (b)	14,457,505	14,457,505
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	45,348,950	45,348,950
TOTAL MONEY MARKET FUNDS (Cost $59,806,455)		59,806,455
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,438,281,371)		1,589,396,382
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(38,710,723)
NET ASSETS - 100%		$ 1,550,685,659
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,403
Fidelity Securities Lending Cash Central Fund	89,777
Total	$ 113,180
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.6%
Bermuda	3.4%
Switzerland	2.5%
United Kingdom	2.2%
Ireland	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,982,931) - See accompanying schedule: Unaffiliated issuers (cost $1,378,474,916)	$ 1,529,589,927
Fidelity Central Funds (cost $59,806,455)	59,806,455
Total Investments (cost $1,438,281,371)		$ 1,589,396,382
Receivable for investments sold		13,397,169
Receivable for fund shares sold		10,264,317
Dividends receivable		170,018
Distributions receivable from Fidelity Central Funds		33,858
Prepaid expenses		3,581
Other receivables		16,056
Total assets		1,613,281,381

Liabilities
Payable for investments purchased	$ 13,944,196
Payable for fund shares redeemed	2,178,523
Accrued management fee	735,209
Distribution and service plan fees payable	47,330
Other affiliated payables	270,564
Other payables and accrued expenses	70,950
Collateral on securities loaned, at value	45,348,950
Total liabilities		62,595,722

Net Assets		$ 1,550,685,659
Net Assets consist of:
Paid in capital		$ 1,366,380,230
Undistributed net investment income		435,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,754,460
Net unrealized appreciation (depreciation) on investments		151,115,011
Net Assets		$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,825,810 ÷ 3,114,648 shares)	$ 21.78

Maximum offering price per share (100/94.25 of $21.78)	$ 23.11
Class T: Net Asset Value and redemption price per share ($24,135,942 ÷ 1,112,271 shares)	$ 21.70

Maximum offering price per share (100/96.50 of $21.70)	$ 22.49
Class B: Net Asset Value and offering price per share ($2,302,456 ÷ 107,199 shares)A	$ 21.48

Class C: Net Asset Value and offering price per share ($25,176,914 ÷ 1,181,474 shares)A	$ 21.31

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($1,404,967,609 ÷ 63,970,807 shares)	$ 21.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,276,928 ÷ 1,202,928 shares)	$ 21.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 28,788,810
Interest		64
Income from Fidelity Central Funds		113,180
Total income		28,902,054

Expenses
Management fee Basic fee	$ 7,073,945
Performance adjustment	60,558
Transfer agent fees	2,515,888
Distribution and service plan fees	392,671
Accounting and security lending fees	411,663
Custodian fees and expenses	89,950
Independent trustees' compensation	5,975
Registration fees	181,003
Audit	58,413
Legal	3,557
Miscellaneous	7,200
Total expenses before reductions	10,800,823
Expense reductions	(76,747)	10,724,076
Net investment income (loss)		18,177,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,913,149
Foreign currency transactions	(25,247)
Total net realized gain (loss)		168,887,902
Change in net unrealized appreciation (depreciation) on investment securities		69,583,401
Net gain (loss)		238,471,303
Net increase (decrease) in net assets resulting from operations		$ 256,649,281

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,177,978	$ 8,506,032
Net realized gain (loss)	168,887,902	58,044,668
Change in net unrealized appreciation (depreciation)	69,583,401	59,980,492
Net increase (decrease) in net assets resulting from operations	256,649,281	126,531,192
Distributions to shareholders from net investment income	(15,306,348)	(8,438,509)
Distributions to shareholders from net realized gain	(113,515,093)	-
Total distributions	(128,821,441)	(8,438,509)
Share transactions - net increase (decrease)	735,344,302	(21,044,685)
Redemption fees	65,786	8,162
Total increase (decrease) in net assets	863,237,928	97,056,160

Net Assets
Beginning of period	687,447,731	590,391,571
End of period (including undistributed net investment income of $435,958 and $0, respectively)	$ 1,550,685,659	$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.24	.20	.07	- G	.07
Net realized and unrealized gain (loss)	4.29	3.38	(.29)	3.85	3.84
Total from investment operations	4.53	3.58	(.22)	3.85	3.91
Distributions from net investment income	(.19)	(.21)	(.07)	(.04)	(.09)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.99) H	(.21)	(.07)	(.04)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Total Return A,B	23.69%	22.73%	(1.34)%	31.14%	45.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of fee waivers, if any	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of all reductions	1.14%	1.12%	1.16%	1.17%	1.20%
Net investment income (loss)	1.11%	1.15%	.44%	.02%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,826	$ 24,436	$ 19,578	$ 23,608	$ 10,640
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.18	.15	.03	(.03)	.04
Net realized and unrealized gain (loss)	4.27	3.38	(.29)	3.83	3.84
Total from investment operations	4.45	3.53	(.26)	3.80	3.88
Distributions from net investment income	(.17)	(.16)	(.04)	-	(.07)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.96)	(.16)	(.04)	-	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Total Return A,B	23.32%	22.42%	(1.59)%	30.79%	45.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of fee waivers, if any	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of all reductions	1.41%	1.38%	1.42%	1.43%	1.46%
Net investment income (loss)	.84%	.89%	.18%	(.24)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,136	$ 8,358	$ 6,823	$ 6,993	$ 4,010
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.07	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.22	3.34	(.28)	3.82	3.82
Total from investment operations	4.29	3.41	(.33)	3.72	3.81
Distributions from net investment income	(.05)	(.09)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.84)	(.09)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Total Return A,B	22.70%	21.79%	(2.06)%	30.19%	44.61%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of fee waivers, if any	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of all reductions	1.91%	1.87%	1.91%	1.92%	1.96%
Net investment income (loss)	.34%	.40%	(.31)%	(.74)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,302	$ 1,533	$ 1,376	$ 1,793	$ 1,154
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.08	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.20	3.32	(.28)	3.81	3.80
Total from investment operations	4.28	3.39	(.33)	3.71	3.79
Distributions from net investment income	(.11)	(.11)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.90)	(.11)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Total Return A,B	22.77%	21.73%	(2.07)%	30.24%	44.56%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of all reductions	1.89%	1.87%	1.91%	1.92%	1.95%
Net investment income (loss)	.36%	.40%	(.31)%	(.73)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,177	$ 6,820	$ 5,000	$ 5,309	$ 2,293
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Income from Investment Operations
Net investment income (loss) B	.32	.25	.12	.04	.09
Net realized and unrealized gain (loss)	4.31	3.41	(.30)	3.87	3.86
Total from investment operations	4.63	3.66	(.18)	3.91	3.95
Distributions from net investment income	(.25)	(.26)	(.11)	(.06)	(.11)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.06)	(.11)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Total Return A	24.08%	23.07%	(1.04)%	31.51%	46.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.85%	.88%	.91%	.95%
Expenses net of fee waivers, if any	.80%	.85%	.88%	.91%	.95%
Expenses net of all reductions	.80%	.81%	.87%	.90%	.94%
Net investment income (loss)	1.45%	1.46%	.73%	.28%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277	$ 469,476
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Income from Investment Operations
Net investment income (loss) B	.31	.24	.11	.04	.10
Net realized and unrealized gain (loss)	4.28	3.40	(.29)	3.85	3.84
Total from investment operations	4.59	3.64	(.18)	3.89	3.94
Distributions from net investment income	(.25)	(.26)	(.11)	(.05)	(.12)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.05)	(.12)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Total Return A	23.98%	23.05%	(1.07)%	31.51%	46.12%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.89%	.91%	.92%	.96%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.92%	.96%
Expenses net of all reductions	.85%	.85%	.90%	.92%	.95%
Net investment income (loss)	1.40%	1.42%	.71%	.27%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,277	$ 7,875	$ 3,667	$ 3,507	$ 3,162
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 184,053,049
Gross unrealized depreciation	(33,814,413)
Net unrealized appreciation (depreciation) on securities and other investments	$ 150,238,636

Tax Cost	$ 1,439,157,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,168,718
Undistributed long-term capital gain	$ 4,898,076
Net unrealized appreciation (depreciation)	$ 150,238,636

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 97,039,748	$ 8,438,509
Long-term Capital Gains	31,781,693	-
Total	$ 128,821,441	$ 8,438,509

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,712,269,364 and $2,096,788,012, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 128,923	$ 11,198
Class T	.25%	.25%	81,928	6,010
Class B	.75%	.25%	19,848	15,164
Class C	.75%	.25%	161,972	55,405
			$ 392,671	$ 87,777

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 77,911
Class T	15,473
Class B*	2,172
Class C*	2,495
$ 98,051

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 148,427.29
Class T	50,447.31
Class B	6,015.30
Class C	46,001.28
Mid Cap Value	2,226,404.19
Institutional Class	38,594.24
	$ 2,515,888

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $84,397 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,777, including $12,095 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $61,188 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $15,517.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 530,640	$ 253,117
Class T	161,696	66,091
Class B	4,861	7,351
Class C	110,531	38,428
Mid Cap Value	14,250,519	7,992,338
Institutional Class	248,101	81,184
Total	$ 15,306,348	$ 8,438,509
From net realized gain
Class A	$ 4,929,724	$ -
Class T	1,757,088	-
Class B	177,882	-
Class C	1,834,950	-
Mid Cap Value	103,028,925	-
Institutional Class	1,786,524	-
Total	$ 113,515,093	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	2,457,916	457,731	$ 52,076,305	$ 7,879,366
Reinvestment of distributions	241,636	13,590	5,178,254	235,643
Shares redeemed	(854,915)	(434,657)	(18,574,514)	(7,246,773)
Net increase (decrease)	1,844,637	36,664	$ 38,680,045	$ 868,236
Class T
Shares sold	800,279	155,888	$ 17,075,459	$ 2,678,394
Reinvestment of distributions	89,099	3,790	1,903,163	65,644
Shares redeemed	(212,274)	(155,220)	(4,598,389)	(2,624,883)
Net increase (decrease)	677,104	4,458	$ 14,380,233	$ 119,155
Class B
Shares sold	43,830	10,295	$ 911,529	$ 177,345
Reinvestment of distributions	8,260	397	174,775	6,824
Shares redeemed	(25,492)	(17,720)	(538,771)	(295,503)
Net increase (decrease)	26,598	(7,028)	$ 547,533	$ (111,334)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class C
Shares sold	893,750	137,133	$ 18,935,706	$ 2,295,740
Reinvestment of distributions	88,255	2,090	1,852,478	35,705
Shares redeemed	(160,748)	(98,602)	(3,440,149)	(1,645,075)
Net increase (decrease)	821,257	40,621	$ 17,348,035	$ 686,370
Mid Cap Value
Shares sold	42,202,723	6,300,912	$ 892,720,042	$ 110,558,662
Reinvestment of distributions	5,185,864	443,673	112,014,623	7,742,097
Shares redeemed	(16,376,666)	(8,477,007)	(357,731,128)	(144,053,750)
Net increase (decrease)	31,011,921	(1,732,422)	$ 647,003,537	$ (25,752,991)
Institutional Class
Shares sold	942,589	281,696	$ 20,627,562	$ 4,930,560
Reinvestment of distributions	87,006	4,459	1,869,755	77,497
Shares redeemed	(234,974)	(108,318)	(5,112,398)	(1,862,178)
Net increase (decrease)	794,621	177,837	$ 17,384,919	$ 3,145,879

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	03/17/14	03/14/14	$0.006	$0.478

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2014, $36,679,770, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCVI-UANN-0314
1.838432.104

Fidelity®

Mid Cap Value

Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	24.08%	23.76%	9.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Court Dignan, who became Portfolio Manager of Fidelity® Mid Cap Value Fund on April 12, 2013: For the year, the fund's Retail Class shares returned 24.08%, versus 22.14% for the Russell Midcap® Value Index. Security selection, which focused on higher- or average-quality mid-cap companies selling at average or discounted prices, was especially strong in financials. Top individual contributors included alternative asset managers Blackstone Group and Apollo Global Management, whose steep share price gains were fueled by growing appreciation of their earnings growth potential. An investment in commercial real estate investment trust (REIT) NorthStar Realty Finance soared on news that the company would spin off its asset management business. All were out-of-index positions. By contrast, stock picks in information technology hindered relative performance. Individual disappointments came from not owning semiconductor chipmaker Micron Technology, an index component whose shares took off when a fire at a competitor's facility reduced supply and pricing rose. Elsewhere, being early in buying retail REIT CBL & Associates Properties hurt, as rising interest rates and slowing mall traffic pressured its return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.15%
Actual		$ 1,000.00	$ 1,079.30	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.43%
Actual		$ 1,000.00	$ 1,077.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,075.00	$ 10.04
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.89%
Actual		$ 1,000.00	$ 1,074.90	$ 9.88
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Mid Cap Value	.79%
Actual		$ 1,000.00	$ 1,080.70	$ 4.14
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,080.20	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.6	1.5
Fifth Third Bancorp	1.6	1.6
Cigna Corp.	1.6	1.5
SLM Corp.	1.6	1.6
Capital One Financial Corp.	1.5	0.0
M&T Bank Corp.	1.5	1.8
Allstate Corp.	1.5	0.0
Invesco Ltd.	1.4	0.0
CF Industries Holdings, Inc.	1.4	0.0
Hartford Financial Services Group, Inc.	1.4	1.5
	15.1
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	31.6
Information Technology	11.5	11.4
Industrials	10.7	11.1
Utilities	10.7	12.0
Health Care	9.9	8.2
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *	As of July 31, 2013 **
Stocks 98.6%	Stocks 98.9%
Short-Term Investments and Net Other Assets (Liabilities) 1.4%	Short-Term Investments and Net Other Assets (Liabilities) 1.1%

* Foreign investments	11.4%	** Foreign investments	6.4%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Hotels, Restaurants & Leisure - 1.0%
Wyndham Worldwide Corp.	223,200	$ 15,833,808
Household Durables - 0.8%
Whirlpool Corp.	95,800	12,770,140
Multiline Retail - 2.6%
Big Lots, Inc. (a)	377,978	10,126,031
Kohl's Corp.	204,800	10,369,024
Macy's, Inc.	360,900	19,199,880
		39,694,935
Specialty Retail - 3.3%
AutoZone, Inc. (a)	32,400	16,039,944
Bed Bath & Beyond, Inc. (a)	132,900	8,485,665
GameStop Corp. Class A	175,700	6,161,799
Staples, Inc.	1,527,000	20,095,320
		50,782,728
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	221,000	10,583,690
Deckers Outdoor Corp. (a)(d)	30,900	2,408,655
		12,992,345
TOTAL CONSUMER DISCRETIONARY		132,073,956
CONSUMER STAPLES - 3.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	236,100	12,428,304
Food & Staples Retailing - 0.9%
Kroger Co.	382,800	13,819,080
Food Products - 1.6%
Bunge Ltd.	185,700	14,068,632
The J.M. Smucker Co.	108,300	10,439,037
		24,507,669
TOTAL CONSUMER STAPLES		50,755,053
ENERGY - 6.3%
Energy Equipment & Services - 1.9%
Ensco PLC Class A	303,700	15,297,369
National Oilwell Varco, Inc.	189,600	14,221,896
		29,519,265
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 4.4%
Canadian Natural Resources Ltd.	438,700	$ 14,385,027
Cimarex Energy Co.	153,300	15,020,334
Energen Corp.	130,500	9,228,960
Marathon Oil Corp.	301,800	9,896,022
Tesoro Corp.	290,900	14,987,168
Valero Energy Corp.	76,900	3,929,590
		67,447,101
TOTAL ENERGY		96,966,366
FINANCIALS - 31.7%
Capital Markets - 5.4%
Apollo Global Management LLC Class A	483,700	15,696,065
Carlyle Group LP	171,900	5,983,839
Invesco Ltd.	673,500	22,393,875
KKR & Co. LP	760,300	18,330,833
The Blackstone Group LP	659,100	21,585,525
		83,990,137
Commercial Banks - 7.1%
BB&T Corp.	430,000	16,086,300
Fifth Third Bancorp	1,197,857	25,178,954
Huntington Bancshares, Inc.	1,655,600	15,016,292
M&T Bank Corp. (d)	213,000	23,751,630
SunTrust Banks, Inc.	433,800	16,059,276
U.S. Bancorp	348,100	13,830,013
		109,922,465
Consumer Finance - 3.1%
Capital One Financial Corp.	338,400	23,894,424
SLM Corp.	1,061,400	24,157,464
		48,051,888
Diversified Financial Services - 0.5%
The NASDAQ Stock Market, Inc.	185,400	7,073,010
Insurance - 8.8%
ACE Ltd.	182,700	17,139,087
Allied World Assurance Co. Holdings Ltd.	139,500	14,357,340
Allstate Corp.	444,300	22,748,160
Amtrust Financial Services, Inc. (d)	384,600	12,414,888
Brown & Brown, Inc.	159,500	5,022,655
Everest Re Group Ltd.	120,800	17,487,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Fidelity National Financial, Inc. Class A	555,500	$ 17,520,470
Hartford Financial Services Group, Inc.	661,300	21,988,225
Symetra Financial Corp.	443,949	8,501,623
		137,179,456
Real Estate Investment Trusts - 6.8%
American Capital Agency Corp.	1,044,400	21,880,180
CBL & Associates Properties, Inc.	1,051,400	17,863,286
Equity Lifestyle Properties, Inc.	482,300	18,959,213
MFA Financial, Inc.	1,170,200	8,530,758
NorthStar Realty Finance Corp. (d)	1,062,700	15,504,793
Pennsylvania Real Estate Investment Trust (SBI)	664,800	12,398,520
RLJ Lodging Trust	405,500	10,129,390
		105,266,140
TOTAL FINANCIALS		491,483,096
HEALTH CARE - 9.9%
Biotechnology - 1.0%
United Therapeutics Corp. (a)	143,200	14,695,184
Health Care Equipment & Supplies - 1.0%
C.R. Bard, Inc.	23,600	3,058,324
St. Jude Medical, Inc.	211,300	12,832,249
		15,890,573
Health Care Providers & Services - 6.1%
Cardinal Health, Inc.	197,400	13,427,148
Cigna Corp.	288,600	24,909,066
Community Health Systems, Inc. (a)	211,700	8,766,497
DaVita HealthCare Partners, Inc. (a)	203,900	13,239,227
HCA Holdings, Inc. (a)	289,100	14,533,057
Omnicare, Inc.	234,100	14,621,886
VCA Antech, Inc. (a)	171,300	5,471,322
		94,968,203
Pharmaceuticals - 1.8%
Actavis PLC (a)	86,900	16,422,362
Mylan, Inc. (a)	170,000	7,719,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	89,800	4,007,774
		28,149,836
TOTAL HEALTH CARE		153,703,796
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.7%
Aerospace & Defense - 2.1%
Esterline Technologies Corp. (a)	138,600	$ 14,268,870
Meggitt PLC	2,068,200	17,526,557
		31,795,427
Airlines - 0.6%
American Airlines Group, Inc. (a)(d)	289,200	9,702,660
Commercial Services & Supplies - 0.8%
Tetra Tech, Inc. (a)	429,542	12,675,784
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	496,300	14,228,921
URS Corp.	286,203	14,367,391
		28,596,312
Electrical Equipment - 1.2%
EnerSys	213,500	14,530,810
Rockwell Automation, Inc.	39,900	4,582,116
		19,112,926
Machinery - 2.0%
Cummins, Inc.	128,000	16,253,440
Parker Hannifin Corp.	19,200	2,176,704
Terex Corp.	64,500	2,644,500
Valmont Industries, Inc.	63,500	9,295,130
		30,369,774
Professional Services - 1.2%
Dun & Bradstreet Corp.	168,500	18,535,000
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (a)	186,900	15,505,224
TOTAL INDUSTRIALS		166,293,107
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 0.7%
Plantronics, Inc.	251,400	10,792,602
Computers & Peripherals - 2.4%
EMC Corp.	600,400	14,553,696
SanDisk Corp.	160,000	11,128,000
Western Digital Corp.	137,200	11,822,524
		37,504,220
Electronic Equipment & Components - 1.7%
Arrow Electronics, Inc. (a)	193,800	9,957,444
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Avnet, Inc.	222,100	$ 9,121,647
TE Connectivity Ltd.	135,400	7,651,454
		26,730,545
IT Services - 2.3%
Amdocs Ltd.	376,200	16,274,412
EVERTEC, Inc.	190,000	4,584,700
Total System Services, Inc.	478,500	14,297,580
		35,156,692
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	82,300	4,496,872
Broadcom Corp. Class A	265,200	7,892,352
Maxim Integrated Products, Inc.	103,200	3,122,832
Skyworks Solutions, Inc. (a)	346,600	10,484,650
		25,996,706
Software - 2.7%
CA Technologies, Inc.	426,600	13,685,328
Check Point Software Technologies Ltd. (a)	115,500	7,557,165
Symantec Corp.	458,000	9,805,780
Synopsys, Inc. (a)	280,100	11,164,786
		42,213,059
TOTAL INFORMATION TECHNOLOGY		178,393,824
MATERIALS - 6.0%
Chemicals - 3.1%
Cabot Corp.	184,200	8,965,014
CF Industries Holdings, Inc.	95,300	22,000,958
Eastman Chemical Co.	216,900	16,909,524
		47,875,496
Containers & Packaging - 1.0%
Graphic Packaging Holding Co. (a)	1,601,400	15,213,300
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	211,000	14,759,450
Paper & Forest Products - 1.0%
International Paper Co.	331,900	15,844,906
TOTAL MATERIALS		93,693,152
Common Stocks - continued
	Shares	Value
UTILITIES - 10.7%
Electric Utilities - 3.9%
Edison International	526,300	$ 25,346,608
Great Plains Energy, Inc.	31,600	779,888
IDACORP, Inc.	295,100	15,560,623
PNM Resources, Inc.	250,800	6,182,220
Xcel Energy, Inc.	424,700	12,278,077
		60,147,416
Gas Utilities - 0.9%
Atmos Energy Corp.	282,200	13,548,422
Independent Power Producers & Energy Traders - 1.0%
The AES Corp.	1,134,500	15,951,070
Multi-Utilities - 4.9%
Ameren Corp.	562,900	21,300,136
CMS Energy Corp.	755,700	21,000,903
DTE Energy Co.	319,200	21,775,824
NiSource, Inc.	363,800	12,503,806
		76,580,669
TOTAL UTILITIES		166,227,577
TOTAL COMMON STOCKS (Cost $1,378,474,916)		1,529,589,927
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 0.10% (b)	14,457,505	14,457,505
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	45,348,950	45,348,950
TOTAL MONEY MARKET FUNDS (Cost $59,806,455)		59,806,455
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,438,281,371)		1,589,396,382
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(38,710,723)
NET ASSETS - 100%		$ 1,550,685,659
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,403
Fidelity Securities Lending Cash Central Fund	89,777
Total	$ 113,180
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.6%
Bermuda	3.4%
Switzerland	2.5%
United Kingdom	2.2%
Ireland	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $43,982,931) - See accompanying schedule: Unaffiliated issuers (cost $1,378,474,916)	$ 1,529,589,927
Fidelity Central Funds (cost $59,806,455)	59,806,455
Total Investments (cost $1,438,281,371)		$ 1,589,396,382
Receivable for investments sold		13,397,169
Receivable for fund shares sold		10,264,317
Dividends receivable		170,018
Distributions receivable from Fidelity Central Funds		33,858
Prepaid expenses		3,581
Other receivables		16,056
Total assets		1,613,281,381

Liabilities
Payable for investments purchased	$ 13,944,196
Payable for fund shares redeemed	2,178,523
Accrued management fee	735,209
Distribution and service plan fees payable	47,330
Other affiliated payables	270,564
Other payables and accrued expenses	70,950
Collateral on securities loaned, at value	45,348,950
Total liabilities		62,595,722

Net Assets		$ 1,550,685,659
Net Assets consist of:
Paid in capital		$ 1,366,380,230
Undistributed net investment income		435,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,754,460
Net unrealized appreciation (depreciation) on investments		151,115,011
Net Assets		$ 1,550,685,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,825,810 ÷ 3,114,648 shares)	$ 21.78

Maximum offering price per share (100/94.25 of $21.78)	$ 23.11
Class T: Net Asset Value and redemption price per share ($24,135,942 ÷ 1,112,271 shares)	$ 21.70

Maximum offering price per share (100/96.50 of $21.70)	$ 22.49
Class B: Net Asset Value and offering price per share ($2,302,456 ÷ 107,199 shares)A	$ 21.48

Class C: Net Asset Value and offering price per share ($25,176,914 ÷ 1,181,474 shares)A	$ 21.31

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($1,404,967,609 ÷ 63,970,807 shares)	$ 21.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($26,276,928 ÷ 1,202,928 shares)	$ 21.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 28,788,810
Interest		64
Income from Fidelity Central Funds		113,180
Total income		28,902,054

Expenses
Management fee Basic fee	$ 7,073,945
Performance adjustment	60,558
Transfer agent fees	2,515,888
Distribution and service plan fees	392,671
Accounting and security lending fees	411,663
Custodian fees and expenses	89,950
Independent trustees' compensation	5,975
Registration fees	181,003
Audit	58,413
Legal	3,557
Miscellaneous	7,200
Total expenses before reductions	10,800,823
Expense reductions	(76,747)	10,724,076
Net investment income (loss)		18,177,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,913,149
Foreign currency transactions	(25,247)
Total net realized gain (loss)		168,887,902
Change in net unrealized appreciation (depreciation) on investment securities		69,583,401
Net gain (loss)		238,471,303
Net increase (decrease) in net assets resulting from operations		$ 256,649,281

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,177,978	$ 8,506,032
Net realized gain (loss)	168,887,902	58,044,668
Change in net unrealized appreciation (depreciation)	69,583,401	59,980,492
Net increase (decrease) in net assets resulting from operations	256,649,281	126,531,192
Distributions to shareholders from net investment income	(15,306,348)	(8,438,509)
Distributions to shareholders from net realized gain	(113,515,093)	-
Total distributions	(128,821,441)	(8,438,509)
Share transactions - net increase (decrease)	735,344,302	(21,044,685)
Redemption fees	65,786	8,162
Total increase (decrease) in net assets	863,237,928	97,056,160

Net Assets
Beginning of period	687,447,731	590,391,571
End of period (including undistributed net investment income of $435,958 and $0, respectively)	$ 1,550,685,659	$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.24	.20	.07	- G	.07
Net realized and unrealized gain (loss)	4.29	3.38	(.29)	3.85	3.84
Total from investment operations	4.53	3.58	(.22)	3.85	3.91
Distributions from net investment income	(.19)	(.21)	(.07)	(.04)	(.09)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.99) H	(.21)	(.07)	(.04)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.78	$ 19.24	$ 15.87	$ 16.16	$ 12.35
Total Return A,B	23.69%	22.73%	(1.34)%	31.14%	45.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of fee waivers, if any	1.15%	1.15%	1.17%	1.17%	1.21%
Expenses net of all reductions	1.14%	1.12%	1.16%	1.17%	1.20%
Net investment income (loss)	1.11%	1.15%	.44%	.02%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,826	$ 24,436	$ 19,578	$ 23,608	$ 10,640
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.18	.15	.03	(.03)	.04
Net realized and unrealized gain (loss)	4.27	3.38	(.29)	3.83	3.84
Total from investment operations	4.45	3.53	(.26)	3.80	3.88
Distributions from net investment income	(.17)	(.16)	(.04)	-	(.07)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.96)	(.16)	(.04)	-	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.70	$ 19.21	$ 15.84	$ 16.14	$ 12.34
Total Return A,B	23.32%	22.42%	(1.59)%	30.79%	45.44%
Ratios to Average Net Assets D,F
Expenses before reductions	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of fee waivers, if any	1.42%	1.42%	1.43%	1.43%	1.47%
Expenses net of all reductions	1.41%	1.38%	1.42%	1.43%	1.46%
Net investment income (loss)	.84%	.89%	.18%	(.24)%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,136	$ 8,358	$ 6,823	$ 6,993	$ 4,010
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Income from Investment Operations
Net investment income (loss) C	.07	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.22	3.34	(.28)	3.82	3.82
Total from investment operations	4.29	3.41	(.33)	3.72	3.81
Distributions from net investment income	(.05)	(.09)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.84)	(.09)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.48	$ 19.03	$ 15.71	$ 16.04	$ 12.32
Total Return A,B	22.70%	21.79%	(2.06)%	30.19%	44.61%
Ratios to Average Net Assets D,F
Expenses before reductions	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of fee waivers, if any	1.91%	1.91%	1.92%	1.93%	1.97%
Expenses net of all reductions	1.91%	1.87%	1.91%	1.92%	1.96%
Net investment income (loss)	.34%	.40%	(.31)%	(.74)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,302	$ 1,533	$ 1,376	$ 1,793	$ 1,154
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.08	.07	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss)	4.20	3.32	(.28)	3.81	3.80
Total from investment operations	4.28	3.39	(.33)	3.71	3.79
Distributions from net investment income	(.11)	(.11)	-	-	(.02)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(1.90)	(.11)	-	-	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 21.31	$ 18.93	$ 15.65	$ 15.98	$ 12.27
Total Return A,B	22.77%	21.73%	(2.07)%	30.24%	44.56%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.92%	1.93%	1.96%
Expenses net of all reductions	1.89%	1.87%	1.91%	1.92%	1.95%
Net investment income (loss)	.36%	.40%	(.31)%	(.73)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,177	$ 6,820	$ 5,000	$ 5,309	$ 2,293
Portfolio turnover rate E	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Income from Investment Operations
Net investment income (loss) B	.32	.25	.12	.04	.09
Net realized and unrealized gain (loss)	4.31	3.41	(.30)	3.87	3.86
Total from investment operations	4.63	3.66	(.18)	3.91	3.95
Distributions from net investment income	(.25)	(.26)	(.11)	(.06)	(.11)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.06)	(.11)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.96	$ 19.37	$ 15.97	$ 16.26	$ 12.41
Total Return A	24.08%	23.07%	(1.04)%	31.51%	46.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.85%	.88%	.91%	.95%
Expenses net of fee waivers, if any	.80%	.85%	.88%	.91%	.95%
Expenses net of all reductions	.80%	.81%	.87%	.90%	.94%
Net investment income (loss)	1.45%	1.46%	.73%	.28%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404,968	$ 638,425	$ 553,947	$ 666,277	$ 469,476
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Income from Investment Operations
Net investment income (loss) B	.31	.24	.11	.04	.10
Net realized and unrealized gain (loss)	4.28	3.40	(.29)	3.85	3.84
Total from investment operations	4.59	3.64	(.18)	3.89	3.94
Distributions from net investment income	(.25)	(.26)	(.11)	(.05)	(.12)
Distributions from net realized gain	(1.79)	-	-	-	-
Total distributions	(2.04)	(.26)	(.11)	(.05)	(.12)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 21.84	$ 19.29	$ 15.91	$ 16.20	$ 12.36
Total Return A	23.98%	23.05%	(1.07)%	31.51%	46.12%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.89%	.91%	.92%	.96%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.92%	.96%
Expenses net of all reductions	.85%	.85%	.90%	.92%	.95%
Net investment income (loss)	1.40%	1.42%	.71%	.27%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,277	$ 7,875	$ 3,667	$ 3,507	$ 3,162
Portfolio turnover rate D	169%	180%	173%	133%	202%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 184,053,049
Gross unrealized depreciation	(33,814,413)
Net unrealized appreciation (depreciation) on securities and other investments	$ 150,238,636

Tax Cost	$ 1,439,157,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,168,718
Undistributed long-term capital gain	$ 4,898,076
Net unrealized appreciation (depreciation)	$ 150,238,636

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 97,039,748	$ 8,438,509
Long-term Capital Gains	31,781,693	-
Total	$ 128,821,441	$ 8,438,509

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,712,269,364 and $2,096,788,012, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 128,923	$ 11,198
Class T	.25%	.25%	81,928	6,010
Class B	.75%	.25%	19,848	15,164
Class C	.75%	.25%	161,972	55,405
			$ 392,671	$ 87,777

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 77,911
Class T	15,473
Class B*	2,172
Class C*	2,495
$ 98,051

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 148,427.29
Class T	50,447.31
Class B	6,015.30
Class C	46,001.28
Mid Cap Value	2,226,404.19
Institutional Class	38,594.24
	$ 2,515,888

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $84,397 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $89,777, including $12,095 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $61,188 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $15,517.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 530,640	$ 253,117
Class T	161,696	66,091
Class B	4,861	7,351
Class C	110,531	38,428
Mid Cap Value	14,250,519	7,992,338
Institutional Class	248,101	81,184
Total	$ 15,306,348	$ 8,438,509
From net realized gain
Class A	$ 4,929,724	$ -
Class T	1,757,088	-
Class B	177,882	-
Class C	1,834,950	-
Mid Cap Value	103,028,925	-
Institutional Class	1,786,524	-
Total	$ 113,515,093	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	2,457,916	457,731	$ 52,076,305	$ 7,879,366
Reinvestment of distributions	241,636	13,590	5,178,254	235,643
Shares redeemed	(854,915)	(434,657)	(18,574,514)	(7,246,773)
Net increase (decrease)	1,844,637	36,664	$ 38,680,045	$ 868,236
Class T
Shares sold	800,279	155,888	$ 17,075,459	$ 2,678,394
Reinvestment of distributions	89,099	3,790	1,903,163	65,644
Shares redeemed	(212,274)	(155,220)	(4,598,389)	(2,624,883)
Net increase (decrease)	677,104	4,458	$ 14,380,233	$ 119,155
Class B
Shares sold	43,830	10,295	$ 911,529	$ 177,345
Reinvestment of distributions	8,260	397	174,775	6,824
Shares redeemed	(25,492)	(17,720)	(538,771)	(295,503)
Net increase (decrease)	26,598	(7,028)	$ 547,533	$ (111,334)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class C
Shares sold	893,750	137,133	$ 18,935,706	$ 2,295,740
Reinvestment of distributions	88,255	2,090	1,852,478	35,705
Shares redeemed	(160,748)	(98,602)	(3,440,149)	(1,645,075)
Net increase (decrease)	821,257	40,621	$ 17,348,035	$ 686,370
Mid Cap Value
Shares sold	42,202,723	6,300,912	$ 892,720,042	$ 110,558,662
Reinvestment of distributions	5,185,864	443,673	112,014,623	7,742,097
Shares redeemed	(16,376,666)	(8,477,007)	(357,731,128)	(144,053,750)
Net increase (decrease)	31,011,921	(1,732,422)	$ 647,003,537	$ (25,752,991)
Institutional Class
Shares sold	942,589	281,696	$ 20,627,562	$ 4,930,560
Reinvestment of distributions	87,006	4,459	1,869,755	77,497
Shares redeemed	(234,974)	(108,318)	(5,112,398)	(1,862,178)
Net increase (decrease)	794,621	177,837	$ 17,384,919	$ 3,145,879

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Mid Cap Value	03/17/14	03/14/14	$0.007	$0.478

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2014, $36,679,770, or, if subsequently determined to be different, the net capital gain of such year.

Mid Cap Value designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 18% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MCV-UANN-0314
1.900179.104

Fidelity®

Series All-Sector Equity Fund

Fidelity

Series Equity-Income Fund

and

Fidelity

Series Stock Selector Large Cap Value Fund

Fidelity Series All-Sector Equity Fund

Fidelity Series Equity-Income Fund

Fidelity Series Stock
Selector Large Cap
Value Fund

Class F

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series All-Sector Equity Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series Equity-Income Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series Stock Selector Large Cap Value Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund, and Fidelity Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity ® Series All-Sector Equity Fund	24.13%	20.06%	15.28%
Class F B	24.37%	20.28%	15.48%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and the Russell 1000® Index performed over the same period.

Effective April 1, 2013, Fidelity Series All-Sector Equity Fund began comparing its performance to the Russell 1000® Index rather than the S&P 500® Index because the Russell 1000 Index provides a more appropriate performance comparison for the fund.

Annual Report

Fidelity Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Life of fund A
Fidelity Series Equity-Income Fund	16.57%	20.03%
Class F	16.75%	20.20%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Equity-Income Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Life of fund A
Fidelity Series Stock Selector Large Cap Value Fund	18.81%	23.41%
Class F	19.09%	23.67%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Stock Selector Large Cap Value Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages Fidelity® Series All-Sector Equity Fund: For the year, the fund's Series All-Sector Equity and Class F shares gained 24.13% and 24.37%, respectively, compared with 21.52% for the S&P 500® Index, 22.23% for the Russell 1000® Index and 22.12% for the custom linked index specific to this fund. The linked index is a combination of the S&P 500®, the fund's primary benchmark through March 31, and the Russell 1000® Index, with which the fund was compared for the final 10 months of the period. Relative to the index, performance was boosted by picks in biotechnology and software & services. We successfully avoided computer services provider and lagging index component IBM, which we felt faced increased pressure from competitors. I'll also highlight semiconductor firm Micron Technology, which benefited from higher prices for DRAM, a type of digital memory. Conversely, we missed with our timing on tech titan Microsoft. We avoided the stock early on, thinking its valuation reflected the software maker's near-term outlook amid a dearth of growth in personal computers. We established a position in May, but it still detracted because our exposure was below that of the benchmark, on average.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from James Morrow, Portfolio Manager of Fidelity® Series Equity-Income Fund: For the year, the fund's Series Equity-Income and Class F shares gained 16.57% and 16.75%, respectively, trailing the Russell 3000® Value Index, which rose 20.18%. Compared with the index, stock picking in information technology and industrials was detrimental. The fund's average cash allocation of about 5% also detracted in a rising market. On the positive side, the fund benefited from favorable allocations in several sectors, especially software & services within information technology. Nevertheless, the fund's biggest individual detractor - IBM, a diversified technology services company not held in the benchmark - came from this group. Steady growers like IBM were somewhat out of favor in a market environment rewarding faster-growing stocks. Another source of underperformance was Bank of America, a benchmark component that I held only intermittently during the 12 months, and not at period end. On the positive side, media company and cable service provider Comcast was the top relative contributor. As Comcast's shares continued rising, I gradually reduced my holding. Another notable contributor was Paychex, a provider of payroll and human resources services whose shares rose along with an improving employment market as well as higher interest rates.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Series Stock Selector Large Cap Value Fund: For the year, the fund's Series Stock Selector Large Cap Value and Class F shares rose 18.81% and 19.09%, respectively, modestly underperforming the 20.02% return of the Russell 1000® Value Index. The fund's performance versus the benchmark during the past year primarily resulted from strong stock choices in health care, consumer discretionary and utilities, which were offset by some stock-specific mistakes, most notably in energy and industrials. A modest cash stake in a rising market also dampened relative performance. Among individual stock, Ireland-based Jazz Pharmaceuticals was the fund's biggest relative contributor during the reporting period. Shares of the specialty pharma firm surged at the end of the calendar year after the company announced a definitive agreement to acquire smaller-cap Italian orphan drug firm Gentium. Timely ownership of Juniper Networks was another plus. We added the stock of the networking equipment manufacturer to the fund during the past year and it rallied toward the end of the period after the firm announced better-than-expected earnings and revenue. We sold the stock prior to period end. Conversely, overweighting two energy names and index components were detrimental: integrated energy firm Chevron and oil/gas exploration & production company Occidental Petroleum. Chevron - which we added to the fund during the period - and Occidental were both hurt buy falling crude oil prices. Additionally, Chevron had a volatile run during the past year, including consecutive quarters of weaker-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.65%
Actual		$ 1,000.00	$ 1,088.60	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class F	.48%
Actual		$ 1,000.00	$ 1,089.70	$ 2.53
HypotheticalA		$ 1,000.00	$ 1,022.79	$ 2.45
Fidelity Series Equity-Income Fund
Series Equity-Income	.65%
Actual		$ 1,000.00	$ 1,017.50	$ 3.31
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Class F	.47%
Actual		$ 1,000.00	$ 1,017.40	$ 2.39
HypotheticalA		$ 1,000.00	$ 1,022.84	$ 2.40
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	.74%
Actual		$ 1,000.00	$ 1,034.20	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Class F	.57%
Actual		$ 1,000.00	$ 1,035.60	$ 2.92
HypotheticalA		$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 / 365 (to reflect the one-half year period).

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	2.8	1.6
Apple, Inc.	2.8	3.2
JPMorgan Chase & Co.	2.2	1.9
Capital One Financial Corp.	1.9	2.2
Bank of America Corp.	1.9	1.6
Microsoft Corp.	1.7	0.8
Philip Morris International, Inc.	1.5	1.7
U.S. Bancorp	1.5	1.6
The Coca-Cola Co.	1.4	1.5
Yahoo!, Inc.	1.3	0.3
	19.0
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.0	17.0
Financials	16.3	17.3
Health Care	13.1	12.5
Consumer Discretionary	12.7	12.5
Industrials	11.3	10.8
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *		As of July 31, 2013 **
	Stocks and Equity Futures 98.6%		Stocks and Equity Futures 98.6%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	4.5%	** Foreign investments	3.9%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Automobiles - 0.2%
Tesla Motors, Inc. (a)	126,100	$ 22,875,801
Hotels, Restaurants & Leisure - 2.0%
McDonald's Corp.	546,500	51,463,905
Wynn Resorts Ltd.	274,000	59,573,080
Yum! Brands, Inc.	1,349,407	90,612,680
		201,649,665
Internet & Catalog Retail - 0.8%
Liberty Interactive Corp. Series A (a)	3,208,225	85,691,690
Media - 5.3%
DIRECTV (a)	1,224,806	85,038,281
Legend Pictures LLC (a)(f)(g)	3,706	6,681,918
Liberty Global PLC Class A (a)	272,100	21,748,953
Liberty Media Corp. Class A (a)	253,300	33,331,747
The Madison Square Garden Co. Class A (a)	530,725	30,797,972
The Walt Disney Co.	1,370,400	99,504,744
Time Warner, Inc.	1,459,000	91,668,970
Twenty-First Century Fox, Inc. Class A	3,629,753	115,498,740
Viacom, Inc. Class B (non-vtg.)	731,000	60,015,100
		544,286,425
Multiline Retail - 1.9%
Dollar General Corp. (a)	1,679,711	94,601,324
Target Corp.	1,724,700	97,687,008
		192,288,332
Specialty Retail - 1.6%
Lowe's Companies, Inc.	1,418,574	65,665,790
TJX Companies, Inc.	1,765,590	101,274,242
		166,940,032
Textiles, Apparel & Luxury Goods - 0.9%
Fossil Group, Inc. (a)	383,800	42,920,354
PVH Corp.	370,476	44,779,434
		87,699,788
TOTAL CONSUMER DISCRETIONARY		1,301,431,733
CONSUMER STAPLES - 8.5%
Beverages - 2.0%
Brown-Forman Corp. Class B (non-vtg.)	160,350	12,346,950
Constellation Brands, Inc. Class A (sub. vtg.) (a)	316,804	24,289,363
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Molson Coors Brewing Co. Class B	389,424	$ 20,499,279
Monster Beverage Corp. (a)	187,200	12,710,880
The Coca-Cola Co.	3,740,792	141,476,753
		211,323,225
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	1,211,281	82,027,949
Kroger Co.	1,597,700	57,676,970
Walgreen Co.	1,280,982	73,464,318
		213,169,237
Food Products - 0.9%
Bunge Ltd.	311,252	23,580,452
Green Mountain Coffee Roasters, Inc.	203,680	16,498,080
Mead Johnson Nutrition Co. Class A	687,300	52,846,497
		92,925,029
Household Products - 1.1%
Colgate-Palmolive Co.	1,636,584	100,208,038
Energizer Holdings, Inc.	131,500	12,426,750
		112,634,788
Tobacco - 2.4%
Altria Group, Inc.	2,607,930	91,851,295
Philip Morris International, Inc.	2,013,998	157,373,804
		249,225,099
TOTAL CONSUMER STAPLES		879,277,378
ENERGY - 9.1%
Energy Equipment & Services - 1.5%
Cameron International Corp. (a)	605,182	36,292,765
FMC Technologies, Inc. (a)	441,500	21,827,760
Halliburton Co.	1,115,340	54,662,813
Oceaneering International, Inc.	313,200	21,344,580
Rowan Companies PLC (a)	547,283	17,168,268
		151,296,186
Oil, Gas & Consumable Fuels - 7.6%
Anadarko Petroleum Corp.	892,681	72,030,430
Cabot Oil & Gas Corp.	1,235,400	49,391,292
Chevron Corp.	843,329	94,140,816
Cimarex Energy Co.	208,300	20,409,234
Cobalt International Energy, Inc. (a)	497,500	8,144,075
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Concho Resources, Inc. (a)	58,431	$ 5,713,967
ConocoPhillips Co.	1,541,000	100,087,950
Continental Resources, Inc. (a)	267,194	29,444,779
EOG Resources, Inc.	297,400	49,142,376
Exxon Mobil Corp.	1,288,524	118,750,372
Marathon Oil Corp.	1,386,489	45,462,974
Noble Energy, Inc.	662,124	41,270,189
Occidental Petroleum Corp.	162,025	14,188,529
Phillips 66 Co.	859,200	62,798,928
Spectra Energy Corp.	653,835	23,505,368
Teekay Corp.	224,846	12,179,908
The Williams Companies, Inc.	408,700	16,548,263
Whiting Petroleum Corp. (a)	316,600	18,483,108
		781,692,558
TOTAL ENERGY		932,988,744
FINANCIALS - 16.3%
Capital Markets - 2.3%
Ameriprise Financial, Inc.	434,400	45,890,016
BlackRock, Inc. Class A	219,018	65,808,338
E*TRADE Financial Corp. (a)	1,447,252	28,973,985
Invesco Ltd.	1,104,900	36,737,925
Morgan Stanley	1,223,500	36,105,485
Northern Trust Corp.	317,800	19,137,916
		232,653,665
Commercial Banks - 2.5%
Huntington Bancshares, Inc.	3,756,457	34,071,065
M&T Bank Corp.	446,400	49,778,064
Synovus Financial Corp.	3,829,360	12,828,356
U.S. Bancorp	3,939,778	156,527,380
		253,204,865
Consumer Finance - 2.7%
Capital One Financial Corp.	2,803,980	197,989,028
Discover Financial Services	448,932	24,085,202
SLM Corp.	2,522,646	57,415,423
		279,489,653
Diversified Financial Services - 5.6%
Bank of America Corp.	11,810,187	197,820,632
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Berkshire Hathaway, Inc.:
Class A (a)	161	$ 27,291,416
Class B (a)	97,403	10,870,175
Citigroup, Inc.	1,997,384	94,735,923
IntercontinentalExchange Group, Inc.	107,700	22,486,683
JPMorgan Chase & Co.	3,992,434	221,021,146
		574,225,975
Insurance - 1.7%
ACE Ltd.	283,631	26,607,424
Marsh & McLennan Companies, Inc.	941,500	43,035,965
MetLife, Inc.	1,356,141	66,518,716
The Travelers Companies, Inc.	304,773	24,771,949
Validus Holdings Ltd.	341,961	12,283,239
		173,217,293
Real Estate Investment Trusts - 1.2%
Camden Property Trust (SBI)	182,542	11,284,746
CBL & Associates Properties, Inc.	675,200	11,471,648
Cousins Properties, Inc.	1,463,600	15,733,700
DDR Corp.	900,600	14,112,402
Equity Lifestyle Properties, Inc.	995,300	39,125,243
Prologis, Inc.	638,400	24,744,384
The Macerich Co.	232,118	13,137,879
		129,610,002
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	1,295,700	34,387,878
TOTAL FINANCIALS		1,676,789,331
HEALTH CARE - 13.1%
Biotechnology - 3.3%
Alexion Pharmaceuticals, Inc. (a)	332,000	52,698,360
Amgen, Inc.	728,565	86,662,807
ARIAD Pharmaceuticals, Inc. (a)	1,053,200	7,783,148
Biogen Idec, Inc. (a)	249,524	78,011,183
Gilead Sciences, Inc. (a)	1,354,092	109,207,520
		334,363,018
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	4,389,400	59,388,582
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Covidien PLC	806,851	$ 55,059,512
Edwards Lifesciences Corp. (a)	175,700	11,441,584
Stryker Corp.	430,600	33,414,560
The Cooper Companies, Inc.	247,015	30,699,024
		190,003,262
Health Care Providers & Services - 1.9%
Cigna Corp.	726,034	62,663,995
HCA Holdings, Inc. (a)	203,100	10,209,837
Henry Schein, Inc. (a)	349,087	40,106,605
McKesson Corp.	353,454	61,645,912
MEDNAX, Inc. (a)	426,300	23,719,332
		198,345,681
Health Care Technology - 0.4%
Cerner Corp. (a)	660,500	37,575,845
Life Sciences Tools & Services - 1.1%
Illumina, Inc. (a)	357,400	54,324,800
Thermo Fisher Scientific, Inc.	555,000	63,902,700
		118,227,500
Pharmaceuticals - 4.6%
AbbVie, Inc.	1,504,400	74,061,612
Actavis PLC (a)	319,500	60,379,110
Bristol-Myers Squibb Co.	1,452,800	72,596,416
Merck & Co., Inc.	400,146	21,195,734
Mylan, Inc. (a)	320,100	14,535,741
Perrigo Co. PLC	296,700	46,184,322
Pfizer, Inc.	4,005,109	121,755,314
Salix Pharmaceuticals Ltd. (a)	280,500	27,303,870
Zoetis, Inc. Class A	1,145,035	34,763,263
		472,775,382
TOTAL HEALTH CARE		1,351,290,688
INDUSTRIALS - 11.3%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	856,205	78,111,582
United Technologies Corp.	937,248	106,865,017
		184,976,599
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.6%
FedEx Corp.	439,300	$ 58,567,476
Commercial Services & Supplies - 0.3%
Waste Connections, Inc.	739,305	30,222,788
Construction & Engineering - 0.3%
URS Corp.	687,200	34,497,440
Electrical Equipment - 1.5%
Eaton Corp. PLC	656,600	47,990,894
Hubbell, Inc. Class B	441,300	51,512,949
Rockwell Automation, Inc.	442,100	50,770,764
		150,274,607
Industrial Conglomerates - 0.8%
Danaher Corp.	1,102,796	82,036,994
Machinery - 3.5%
Caterpillar, Inc.	842,900	79,156,739
Cummins, Inc.	431,982	54,853,074
Manitowoc Co., Inc.	1,689,900	48,077,655
Pall Corp.	495,227	39,667,683
Parker Hannifin Corp.	422,700	47,921,499
Valmont Industries, Inc. (d)	290,494	42,522,512
Wabtec Corp.	614,000	45,319,340
		357,518,502
Professional Services - 1.4%
Nielsen Holdings B.V.	1,287,100	54,431,459
Towers Watson & Co.	399,248	46,680,076
Verisk Analytics, Inc. (a)	674,700	43,086,342
		144,197,877
Road & Rail - 1.1%
J.B. Hunt Transport Services, Inc.	712,950	53,506,898
Union Pacific Corp.	357,500	62,290,800
		115,797,698
TOTAL INDUSTRIALS		1,158,089,981
INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 2.1%
Cisco Systems, Inc.	3,334,500	73,058,895
F5 Networks, Inc. (a)	152,200	16,285,400
Juniper Networks, Inc. (a)	1,835,400	48,839,994
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Polycom, Inc. (a)	712,600	$ 8,501,318
QUALCOMM, Inc.	785,000	58,262,700
Riverbed Technology, Inc. (a)	235,500	4,644,060
		209,592,367
Computers & Peripherals - 3.8%
Apple, Inc.	564,706	282,691,824
EMC Corp.	821,400	19,910,736
NCR Corp. (a)	2,449,951	86,213,776
		388,816,336
Internet Software & Services - 5.0%
Facebook, Inc. Class A (a)	1,535,000	96,044,950
Google, Inc. Class A (a)	244,200	288,392,876
Yahoo!, Inc. (a)	3,590,700	129,337,014
		513,774,840
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	555,100	53,800,292
Fidelity National Information Services, Inc.	840,300	42,603,210
Fiserv, Inc. (a)	645,100	36,157,855
FleetCor Technologies, Inc. (a)	128,400	13,651,488
Global Payments, Inc.	169,300	11,189,037
Visa, Inc. Class A	418,400	90,135,912
		247,537,794
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. (a)	606,500	13,973,760
Software - 4.6%
Activision Blizzard, Inc.	475,582	8,146,720
Adobe Systems, Inc. (a)	797,600	47,209,944
Concur Technologies, Inc. (a)	295,600	35,868,104
Electronic Arts, Inc. (a)	2,654,651	70,082,786
Microsoft Corp.	4,731,800	179,098,630
NetSuite, Inc. (a)	98,200	10,328,676
Oracle Corp.	2,239,300	82,630,170
salesforce.com, Inc. (a)	698,104	42,256,235
		475,621,265
TOTAL INFORMATION TECHNOLOGY		1,849,316,362
Common Stocks - continued
	Shares	Value
MATERIALS - 3.7%
Chemicals - 2.9%
Airgas, Inc.	249,200	$ 25,727,408
Cabot Corp.	322,524	15,697,243
Eastman Chemical Co.	448,003	34,926,314
FMC Corp.	519,600	36,699,348
LyondellBasell Industries NV Class A	572,179	45,064,818
Monsanto Co.	473,300	50,430,115
Sigma Aldrich Corp.	323,400	30,066,498
The Mosaic Co.	664,200	29,663,172
W.R. Grace & Co. (a)	286,700	27,041,544
		295,316,460
Construction Materials - 0.3%
Vulcan Materials Co.	574,100	35,439,193
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	285,830	29,006,028
Metals & Mining - 0.2%
Carpenter Technology Corp.	313,400	18,211,674
TOTAL MATERIALS		377,973,355
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.3%
Altice S.A. (a)	57,200	2,204,822
Level 3 Communications, Inc. (a)	469,700	15,077,370
TW Telecom, Inc. (a)	165,300	4,869,738
Verizon Communications, Inc.	2,411,593	115,804,696
		137,956,626
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. Class A (a)	705,600	65,444,400
T-Mobile U.S., Inc. (a)	602,163	18,408,123
Telephone & Data Systems, Inc.	226,008	6,106,736
		89,959,259
TOTAL TELECOMMUNICATION SERVICES		227,915,885
UTILITIES - 3.1%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	552,772	26,980,801
Duke Energy Corp.	367,031	25,919,729
Edison International	397,873	19,161,564
NextEra Energy, Inc.	511,900	47,058,967
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
OGE Energy Corp.	120,885	$ 4,118,552
PPL Corp.	158,600	4,848,402
		128,088,015
Gas Utilities - 0.2%
ONEOK, Inc.	236,139	16,173,160
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,092,618	30,429,411
The AES Corp.	831,964	11,697,414
		42,126,825
Multi-Utilities - 1.3%
Ameren Corp.	132,500	5,013,800
CenterPoint Energy, Inc.	1,267,964	29,670,358
Dominion Resources, Inc.	321,600	21,839,856
NiSource, Inc.	454,236	15,612,091
PG&E Corp.	406,467	17,132,584
Sempra Energy	448,344	41,565,972
		130,834,661
TOTAL UTILITIES		317,222,661
TOTAL COMMON STOCKS (Cost $7,875,642,542)		10,072,296,118
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.05% 2/6/14 to 4/17/14 (e) (Cost $4,969,752)	$ 4,970,000	4,969,860
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	217,234,019	$ 217,234,019
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	3,331,575	3,331,575
TOTAL MONEY MARKET FUNDS (Cost $220,565,594)		220,565,594
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $8,101,177,888)		10,297,831,572
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(15,783,692)
NET ASSETS - 100%		$ 10,282,047,880
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
683 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 60,670,890	$ (125,455)

The face value of futures purchased as a percentage of net assets is 0.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,969,860.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,681,918 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 2,779,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 211,528
Fidelity Securities Lending Cash Central Fund	76,901
Total	$ 288,429
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,301,431,733	$ 1,294,749,815	$ -	$ 6,681,918
Consumer Staples	879,277,378	879,277,378	-	-
Energy	932,988,744	932,988,744	-	-
Financials	1,676,789,331	1,676,789,331	-	-
Health Care	1,351,290,688	1,351,290,688	-	-
Industrials	1,158,089,981	1,158,089,981	-	-
Information Technology	1,849,316,362	1,849,316,362	-	-
Materials	377,973,355	377,973,355	-	-
Telecommunication Services	227,915,885	227,915,885	-	-
Utilities	317,222,661	317,222,661	-	-
U.S. Government and Government Agency Obligations	4,969,860	-	4,969,860	-
Money Market Funds	220,565,594	220,565,594	-	-
Total Investments in Securities:	$ 10,297,831,572	$ 10,286,179,794	$ 4,969,860	$ 6,681,918
Derivative Instruments:
Liabilities
Futures Contracts	$ (125,455)	$ (125,455)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (125,455)
Total Value of Derivatives	$ -	$ (125,455)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,234,998) - See accompanying schedule: Unaffiliated issuers (cost $7,880,612,294)	$ 10,077,265,978
Fidelity Central Funds (cost $220,565,594)	220,565,594
Total Investments (cost $8,101,177,888)		$ 10,297,831,572
Cash		289,572
Receivable for investments sold		169,773,120
Receivable for fund shares sold		1,253,529
Dividends receivable		5,808,154
Distributions receivable from Fidelity Central Funds		9,239
Prepaid expenses		18,469
Other receivables		240,581
Total assets		10,475,224,236

Liabilities
Payable for investments purchased	$ 148,424,412
Payable for fund shares redeemed	36,320,818
Accrued management fee	3,928,034
Payable for daily variation margin for derivative instruments	224,923
Other affiliated payables	851,958
Other payables and accrued expenses	94,636
Collateral on securities loaned, at value	3,331,575
Total liabilities		193,176,356

Net Assets		$ 10,282,047,880
Net Assets consist of:
Paid in capital		$ 7,770,236,960
Undistributed net investment income		2,324,228
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		313,006,683
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,196,480,009
Net Assets		$ 10,282,047,880

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2014

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($5,164,386,145 ÷ 371,767,312 shares)	$ 13.89

Class F: Net Asset Value, offering price and redemption price per share ($5,117,661,735 ÷ 368,638,894 shares)	$ 13.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 160,947,934
Interest		3,360
Income from Fidelity Central Funds		288,429
Total income		161,239,723

Expenses
Management fee Basic fee	$ 57,944,006
Performance adjustment	(10,365,403)
Transfer agent fees	9,707,865
Accounting and security lending fees	1,312,390
Custodian fees and expenses	192,230
Independent trustees' compensation	53,342
Audit	88,336
Legal	34,629
Interest	568
Miscellaneous	111,519
Total expenses before reductions	59,079,482
Expense reductions	(307,707)	58,771,775
Net investment income (loss)		102,467,948
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,146,172,815
Redemption in-kind with affiliated entities	145,619,946
Foreign currency transactions	7,656
Futures contracts	15,766,207
Total net realized gain (loss)		1,307,566,624
Change in net unrealized appreciation (depreciation) on: Investment securities	874,346,074
Assets and liabilities in foreign currencies	(25,976)
Futures contracts	(2,330,613)
Total change in net unrealized appreciation (depreciation)		871,989,485
Net gain (loss)		2,179,556,109
Net increase (decrease) in net assets resulting from operations		$ 2,282,024,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 102,467,948	$ 163,098,693
Net realized gain (loss)	1,307,566,624	2,114,719,246
Change in net unrealized appreciation (depreciation)	871,989,485	(492,436,742)
Net increase (decrease) in net assets resulting from operations	2,282,024,057	1,785,381,197
Distributions to shareholders from net investment income	(106,039,462)	(157,359,845)
Distributions to shareholders from net realized gain	(1,086,007,967)	(657,260,030)
Total distributions	(1,192,047,429)	(814,619,875)
Share transactions - net increase (decrease)	(590,388,512)	(2,796,069,213)
Total increase (decrease) in net assets	499,588,116	(1,825,307,891)

Net Assets
Beginning of period	9,782,459,764	11,607,767,655
End of period (including undistributed net investment income of $2,324,228 and undistributed net investment income of $5,334,648, respectively)	$ 10,282,047,880	$ 9,782,459,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.82	$ 12.98	$ 11.32	$ 8.48
Income from Investment Operations
Net investment income (loss) B	.12	.16	.10	.09	.09
Net realized and unrealized gain (loss)	2.86	1.72	(.15)	2.63	3.18
Total from investment operations	2.98	1.88	(.05)	2.72	3.27
Distributions from net investment income	(.14)	(.21)	(.10)	(.08)	(.08)
Distributions from net realized gain	(1.52)	(.92)	(1.01)	(.98)	(.35)
Total distributions	(1.66)	(1.13)	(1.11)	(1.06)	(.43)
Net asset value, end of period	$ 13.89	$ 12.57	$ 11.82	$ 12.98	$ 11.32
Total Return A	24.13%	16.32%	(.12)%	24.87%	38.51%
Ratios to Average Net Assets C, E
Expenses before reductions	.65%	.73%	.89%	.91%	.90%
Expenses net of fee waivers, if any	.65%	.73%	.89%	.91%	.90%
Expenses net of all reductions	.65%	.71%	.87%	.89%	.88%
Net investment income (loss)	.89%	1.25%	.81%	.79%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,164,386	$ 5,293,761	$ 7,338,658	$ 8,937,188	$ 7,142,899
Portfolio turnover rate D	72%	124%	135%	117%	144%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.56	$ 11.82	$ 12.98	$ 11.32	$ 9.84
Income from Investment Operations
Net investment income (loss) D	.15	.18	.12	.12	.04
Net realized and unrealized gain (loss)	2.86	1.72	(.14)	2.63	1.89
Total from investment operations	3.01	1.90	(.02)	2.75	1.93
Distributions from net investment income	(.17)	(.24)	(.13)	(.11)	(.10)
Distributions from net realized gain	(1.52)	(.92)	(1.01)	(.98)	(.35)
Total distributions	(1.69)	(1.16)	(1.14)	(1.09)	(.45)
Net asset value, end of period	$ 13.88	$ 12.56	$ 11.82	$ 12.98	$ 11.32
Total Return B, C	24.37%	16.54%	.10%	25.12%	19.49%
Ratios to Average Net Assets E, H
Expenses before reductions	.47%	.53%	.68%	.69%	.63% A
Expenses net of fee waivers, if any	.47%	.53%	.68%	.69%	.63% A
Expenses net of all reductions	.47%	.51%	.67%	.67%	.61% A
Net investment income (loss)	1.07%	1.44%	1.01%	1.01%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,117,662	$ 4,488,699	$ 4,269,110	$ 2,364,419	$ 400,571
Portfolio turnover rate F	72%	124%	135%	117%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.*	4.2	4.1
Chevron Corp.	4.1	4.4
Exxon Mobil Corp.*	3.9	3.8
General Electric Co.	3.1	3.1
MetLife, Inc.*	3.1	2.9
Wells Fargo & Co.	2.9	4.2
Cisco Systems, Inc.	2.7	2.6
Procter & Gamble Co.	2.5	2.5
Johnson & Johnson	2.3	2.6
Merck & Co., Inc.*	2.2	2.2
	31.0

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	25.4
Energy	14.7	14.5
Information Technology	12.0	10.1
Consumer Staples	11.7	9.6
Health Care	9.3	11.5
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *		As of July 31, 2013 **
Stocks 96.8%		Stocks 96.1%
Short-Term Investments and Net Other Assets (Liabilities) 3.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.9%
* Foreign investments	3.6%	** Foreign investments	3.4%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Fidelity Series Equity-Income Fund

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.3%
Gentex Corp.	1,062,335	$ 34,409,031
Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	332,458	16,436,724
McDonald's Corp.	1,223,769	115,242,327
Texas Roadhouse, Inc. Class A	668,972	16,222,571
Yum! Brands, Inc.	967,733	64,983,271
		212,884,893
Media - 2.6%
Comcast Corp. Class A	2,992,203	162,925,453
Sinclair Broadcast Group, Inc. Class A	520,400	16,350,968
Time Warner, Inc. (e)	1,775,690	111,566,603
		290,843,024
Multiline Retail - 2.3%
Kohl's Corp.	1,729,100	87,544,333
Target Corp.	3,047,594	172,615,724
		260,160,057
Specialty Retail - 0.8%
Abercrombie & Fitch Co. Class A	649,405	22,975,949
Foot Locker, Inc.	868,800	33,535,680
Staples, Inc.	2,008,800	26,435,808
		82,947,437
TOTAL CONSUMER DISCRETIONARY		881,244,442
CONSUMER STAPLES - 11.7%
Beverages - 1.7%
Molson Coors Brewing Co. Class B	925,400	48,713,056
The Coca-Cola Co.	3,673,807	138,943,381
		187,656,437
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	942,043	63,795,152
Wal-Mart Stores, Inc.	678,800	50,692,784
Walgreen Co.	2,944,868	168,888,180
		283,376,116
Food Products - 1.3%
B&G Foods, Inc. Class A	216,094	7,081,400
Kellogg Co.	2,472,697	143,366,972
		150,448,372
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 2.5%
Procter & Gamble Co.	3,561,000	$ 272,843,820
Tobacco - 3.7%
Altria Group, Inc. (e)	3,932,280	138,494,902
Lorillard, Inc.	2,542,124	125,123,343
Philip Morris International, Inc.	1,126,433	88,019,475
Reynolds American, Inc.	1,188,500	57,642,250
		409,279,970
TOTAL CONSUMER STAPLES		1,303,604,715
ENERGY - 14.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	620,600	31,259,622
Halliburton Co.	92,603	4,538,473
National Oilwell Varco, Inc.	743,665	55,782,312
Noble Corp.	1,255,705	38,964,526
Schlumberger Ltd.	286,400	25,080,048
		155,624,981
Oil, Gas & Consumable Fuels - 13.3%
Access Midstream Partners LP	247,494	13,872,039
Apache Corp.	1,210,541	97,158,021
Chevron Corp.	4,122,703	460,217,336
CONSOL Energy, Inc.	1,016,801	37,977,517
EV Energy Partners LP	1,283,574	46,131,650
Exxon Mobil Corp. (e)	4,638,797	427,511,532
Hess Corp.	572,700	43,233,123
Holly Energy Partners LP	553,100	17,898,316
HollyFrontier Corp.	169,006	7,824,978
Legacy Reserves LP	387,700	10,111,216
Markwest Energy Partners LP	803,395	56,390,295
Occidental Petroleum Corp.	1,110,832	97,275,558
Scorpio Tankers, Inc.	422,250	4,222,500
The Williams Companies, Inc.	3,618,733	146,522,499
Williams Partners LP	196,000	9,819,600
		1,476,166,180
TOTAL ENERGY		1,631,791,161
Common Stocks - continued
	Shares	Value
FINANCIALS - 22.7%
Capital Markets - 3.6%
Apollo Global Management LLC Class A	357,891	$ 11,613,563
Apollo Investment Corp.	5,551,813	46,857,302
Ares Capital Corp.	498,725	8,832,420
BlackRock, Inc. Class A (e)	70,402	21,153,689
Carlyle Group LP	292,300	10,174,963
Charles Schwab Corp.	2,268,607	56,306,826
Greenhill & Co., Inc.	198,700	10,322,465
Invesco Ltd.	505,200	16,797,900
KKR & Co. LP	2,467,879	59,500,563
Morgan Stanley	2,818,000	83,159,180
The Blackstone Group LP	2,353,339	77,071,852
		401,790,723
Commercial Banks - 5.9%
CIT Group, Inc. (e)	202,000	9,403,100
Comerica, Inc.	1,267,300	58,042,340
M&T Bank Corp.	1,063,900	118,635,489
PNC Financial Services Group, Inc.	266,500	21,288,020
U.S. Bancorp	2,931,600	116,472,468
Wells Fargo & Co.	7,223,100	327,495,354
		651,336,771
Diversified Financial Services - 4.8%
JPMorgan Chase & Co. (e)	8,448,330	467,699,543
KKR Financial Holdings LLC	5,849,100	70,774,110
		538,473,653
Insurance - 5.5%
ACE Ltd.	993,518	93,201,924
AFLAC, Inc.	328,537	20,625,553
MetLife, Inc. (e)	6,908,600	338,866,830
Prudential Financial, Inc.	1,012,709	85,462,513
The Travelers Companies, Inc.	331,557	26,948,953
Validus Holdings Ltd.	1,358,046	48,781,012
		613,886,785
Real Estate Investment Trusts - 2.8%
American Capital Agency Corp.	3,288,525	68,894,599
Annaly Capital Management, Inc.	5,824,204	62,726,677
CBL & Associates Properties, Inc.	1,284,400	21,821,956
Coresite Realty Corp.	305,455	9,371,359
First Potomac Realty Trust	1,666,132	21,759,684
Home Properties, Inc.	707,076	39,419,487
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Piedmont Office Realty Trust, Inc. Class A	692,437	$ 11,542,925
Rayonier, Inc.	561,700	24,860,842
Retail Properties America, Inc.	1,025,850	13,530,962
Two Harbors Investment Corp.	2,525,869	24,829,292
Ventas, Inc.	154,100	9,614,299
		308,372,082
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	818,392	12,177,673
TOTAL FINANCIALS		2,526,037,687
HEALTH CARE - 9.3%
Biotechnology - 0.2%
Amgen, Inc.	205,177	24,405,804
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	749,476	51,189,211
Covidien PLC	447,600	30,544,224
St. Jude Medical, Inc.	347,900	21,127,967
		102,861,402
Health Care Providers & Services - 1.4%
Aetna, Inc.	284,614	19,447,675
Quest Diagnostics, Inc.	623,916	32,755,590
UnitedHealth Group, Inc.	975,163	70,484,782
WellPoint, Inc.	306,332	26,344,552
		149,032,599
Pharmaceuticals - 6.8%
AbbVie, Inc.	483,631	23,809,154
Actavis PLC (a)	255,601	48,303,477
Eli Lilly & Co.	842,643	45,511,148
Johnson & Johnson	2,835,100	250,821,297
Merck & Co., Inc. (e)	4,671,624	247,455,923
Pfizer, Inc.	4,519,677	137,398,181
		753,299,180
TOTAL HEALTH CARE		1,029,598,985
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 9.0%
Aerospace & Defense - 0.7%
United Technologies Corp. (e)	673,900	$ 76,838,078
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.	1,279,872	74,923,707
United Parcel Service, Inc. Class B	1,758,200	167,433,386
		242,357,093
Commercial Services & Supplies - 0.9%
Republic Services, Inc.	3,129,907	100,250,921
Electrical Equipment - 0.6%
Eaton Corp. PLC	238,000	17,395,420
Emerson Electric Co.	371,740	24,512,536
Hubbell, Inc. Class B	183,181	21,382,718
		63,290,674
Industrial Conglomerates - 3.1%
General Electric Co.	13,707,377	344,466,384
Machinery - 1.0%
Cummins, Inc.	288,635	36,650,872
Stanley Black & Decker, Inc. (e)	962,353	74,486,122
		111,136,994
Professional Services - 0.1%
Acacia Research Corp.	593,894	8,207,615
Road & Rail - 0.4%
CSX Corp.	1,885,000	50,725,350
TOTAL INDUSTRIALS		997,273,109
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 3.1%
Cisco Systems, Inc.	13,693,649	300,027,850
QUALCOMM, Inc.	614,280	45,591,862
		345,619,712
Computers & Peripherals - 0.4%
Apple, Inc.	100,307	50,213,684
Electronic Equipment & Components - 0.4%
TE Connectivity Ltd.	758,008	42,835,032
IT Services - 3.7%
IBM Corp.	1,254,945	221,723,683
Paychex, Inc.	4,446,642	185,958,568
		407,682,251
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
Xerox Corp.	1,992,201	$ 21,615,381
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	6,499,571	109,322,784
Broadcom Corp. Class A	3,661,272	108,959,455
Maxim Integrated Products, Inc.	805,353	24,369,982
		242,652,221
Software - 2.0%
CA Technologies, Inc.	1,566,600	50,256,528
Microsoft Corp.	4,594,700	173,909,395
		224,165,923
TOTAL INFORMATION TECHNOLOGY		1,334,784,204
MATERIALS - 0.6%
Chemicals - 0.3%
RPM International, Inc.	681,947	27,052,837
Tronox Ltd. Class A	167,000	3,667,320
		30,720,157
Metals & Mining - 0.3%
Commercial Metals Co.	1,495,661	28,507,299
Freeport-McMoRan Copper & Gold, Inc.	90,600	2,936,346
		31,443,645
TOTAL MATERIALS		62,163,802
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	4,910,408	163,614,795
CenturyLink, Inc.	2,349,800	67,815,228
Verizon Communications, Inc.	4,298,552	206,416,467
		437,846,490
UTILITIES - 5.0%
Electric Utilities - 4.6%
American Electric Power Co., Inc.	753,501	36,778,384
Duke Energy Corp.	722,760	51,041,311
Exelon Corp.	642,639	18,636,531
FirstEnergy Corp.	1,511,567	47,599,245
Hawaiian Electric Industries, Inc. (d)	1,138,602	29,626,424
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	699,575	$ 64,311,930
Northeast Utilities	305,109	13,363,774
PPL Corp.	3,160,520	96,617,096
Southern Co.	2,962,838	122,187,439
Xcel Energy, Inc.	1,191,747	34,453,406
		514,615,540
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	156,073	3,652,108
Sempra Energy	399,002	36,991,475
		40,643,583
TOTAL UTILITIES		555,259,123
TOTAL COMMON STOCKS (Cost $10,068,634,221)		10,759,603,718
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.10% (b)	416,267,364	416,267,364
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	9,849,600	9,849,600
TOTAL MONEY MARKET FUNDS (Cost $426,116,964)		426,116,964
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $10,494,751,185)		11,185,720,682
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(63,331,630)
NET ASSETS - 100%		$ 11,122,389,052
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Altria Group, Inc.	3/22/14 - $38.00	10,964	$ 421,018	$ (93,194)
BlackRock, Inc. Class A	3/22/14 - $330.00	176	33,862	(33,440)
CIT Group, Inc.	4/19/14 - $50.00	1,010	93,969	(67,670)
Exxon Mobil Corp.	4/19/14 - $100.00	11,597	967,190	(434,888)
JPMorgan Chase & Co.	4/19/14 - $60.00	16,897	880,825	(1,081,408)
Merck & Co., Inc.	3/22/14 - $52.50	15,416	2,646,950	(2,481,976)
MetLife, Inc.	4/19/14 - $55.00	22,798	761,909	(957,516)
Stanley Black & Decker, Inc.	4/19/14 - $85.00	3,176	166,422	(174,680)
Time Warner, Inc.	3/22/14 - $67.50	5,860	290,070	(307,650)
United Technologies Corp.	3/22/14 - $115.00	2,224	479,050	(494,840)
TOTAL WRITTEN OPTIONS			$ 6,741,265	$ (6,127,262)
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $529,266,184.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 303,759
Fidelity Securities Lending Cash Central Fund	97,157
Total	$ 400,916
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (6,127,262)
Total Value of Derivatives	$ -	$ (6,127,262)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $9,492,096) - See accompanying schedule: Unaffiliated issuers (cost $10,068,634,221)	$ 10,759,603,718
Fidelity Central Funds (cost $426,116,964)	426,116,964
Total Investments (cost $10,494,751,185)		$ 11,185,720,682
Cash		629,641
Receivable for fund shares sold		1,579,915
Dividends receivable		11,828,166
Distributions receivable from Fidelity Central Funds		18,992
Prepaid expenses		18,835
Other affiliated receivables		120,792
Other receivables		32,426
Total assets		11,199,949,449

Liabilities
Payable for investments purchased	$ 13,748,525
Payable for fund shares redeemed	42,641,411
Accrued management fee	4,291,693
Written options, at value (premium received $6,741,265)	6,127,262
Other affiliated payables	810,027
Other payables and accrued expenses	91,879
Collateral on securities loaned, at value	9,849,600
Total liabilities		77,560,397

Net Assets		$ 11,122,389,052
Net Assets consist of:
Paid in capital		$ 10,390,993,132
Undistributed net investment income		12,351,091
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,461,329
Net unrealized appreciation (depreciation) on investments		691,583,500
Net Assets		$ 11,122,389,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2014

Series Equity-Income: Net Asset Value, offering price and redemption price per share ($4,826,469,308 ÷ 409,124,102 shares)	$ 11.80

Class F: Net Asset Value, offering price and redemption price per share ($6,295,919,744 ÷ 533,441,296 shares)	$ 11.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 201,584,287
Interest		365
Income from Fidelity Central Funds		400,916
Total income		201,985,568

Expenses
Management fee	$ 32,450,103
Transfer agent fees	5,738,270
Accounting and security lending fees	1,173,366
Custodian fees and expenses	103,389
Independent trustees' compensation	32,913
Audit	69,850
Legal	18,799
Miscellaneous	27,492
Total expenses before reductions	39,614,182
Expense reductions	(125,754)	39,488,428
Net investment income (loss)		162,497,140
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	257,596,297
Foreign currency transactions	(3,000)
Written options	3,967,311
Total net realized gain (loss)		261,560,608
Change in net unrealized appreciation (depreciation) on: Investment securities	422,843,008
Assets and liabilities in foreign currencies	(1,565)
Written options	614,003
Total change in net unrealized appreciation (depreciation)		423,455,446
Net gain (loss)		685,016,054
Net increase (decrease) in net assets resulting from operations		$ 847,513,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 162,497,140	$ 16,933,335
Net realized gain (loss)	261,560,608	9,608,052
Change in net unrealized appreciation (depreciation)	423,455,446	268,128,054
Net increase (decrease) in net assets resulting from operations	847,513,194	294,669,441
Distributions to shareholders from net investment income	(154,987,690)	(9,328,125)
Distributions to shareholders from net realized gain	(246,470,898)	-
Total distributions	(401,458,588)	(9,328,125)
Share transactions - net increase (decrease)	5,430,962,653	4,960,030,477
Total increase (decrease) in net assets	5,877,017,259	5,245,371,793

Net Assets
Beginning of period	5,245,371,793	-
End of period (including undistributed net investment income of $12,351,091 and undistributed net investment income of $7,360,901, respectively)	$ 11,122,389,052	$ 5,245,371,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Equity-Income

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.25	.03
Net realized and unrealized gain (loss)	1.50	.56
Total from investment operations	1.75	.59
Distributions from net investment income	(.24)	(.02)
Distributions from net realized gain	(.28)	-
Total distributions	(.52)	(.02)
Net asset value, end of period	$ 11.80	$ 10.57
Total Return B, C	16.57%	5.89%
Ratios to Average Net Assets E, H
Expenses before reductions	.65%	.68% A
Expenses net of fee waivers, if any	.65%	.68% A
Expenses net of all reductions	.65%	.59% A
Net investment income (loss)	2.17%	2.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,826,469	$ 2,493,356
Portfolio turnover rate F	42%	47% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.28	.04
Net realized and unrealized gain (loss)	1.48	.55
Total from investment operations	1.76	.59
Distributions from net investment income	(.26)	(.02)
Distributions from net realized gain	(.28)	-
Total distributions	(.53) I	(.02)
Net asset value, end of period	$ 11.80	$ 10.57
Total Return B, C	16.75%	5.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.47%	.49% A
Expenses net of fee waivers, if any	.47%	.49% A
Expenses net of all reductions	.47%	.40% A
Net investment income (loss)	2.35%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,295,920	$ 2,752,016
Portfolio turnover rate F	42%	47% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.53 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.276 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.8	6.2
Wells Fargo & Co.	3.4	3.8
Berkshire Hathaway, Inc. Class B	3.3	3.6
General Electric Co.	3.2	2.9
Occidental Petroleum Corp.	2.5	2.7
Merck & Co., Inc.	2.1	3.2
Goldman Sachs Group, Inc.	2.0	0.0
U.S. Bancorp	1.9	2.0
Cisco Systems, Inc.	1.9	1.2
Apple, Inc.	1.7	1.6
	26.8
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.8	28.9
Energy	14.0	14.6
Health Care	13.2	12.8
Industrials	9.3	9.2
Information Technology	8.9	8.9
Asset Allocation (% of fund's net assets)
As of January 31, 2014 *		As of July 31, 2013 **
	Stocks and Equity Futures 96.5%		Stocks and Equity Futures 99.0%
	Short-Term Investments and Net Other Assets (Liabilities) 3.5%		Short-Term Investments and Net Other Assets (Liabilities) 1.0%
* Foreign investments	6.7%	** Foreign investments	4.9%

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 1.5%
Delphi Automotive PLC	783,149	$ 47,685,943
TRW Automotive Holdings Corp. (a)	824,825	61,160,774
		108,846,717
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. Series A (a)	1,084,470	28,966,194
Media - 2.2%
Comcast Corp. Class A	1,186,173	64,587,120
Omnicom Group, Inc.	388,200	28,175,556
Twenty-First Century Fox, Inc. Class A	2,197,340	69,919,359
		162,682,035
Multiline Retail - 1.5%
Macy's, Inc.	885,489	47,108,015
Target Corp.	1,080,009	61,171,710
		108,279,725
Specialty Retail - 0.7%
Staples, Inc.	4,183,674	55,057,150
TOTAL CONSUMER DISCRETIONARY		463,831,821
CONSUMER STAPLES - 5.7%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	470,347	24,759,066
Food & Staples Retailing - 1.4%
Wal-Mart Stores, Inc.	778,369	58,128,597
Walgreen Co.	723,625	41,499,894
		99,628,491
Food Products - 1.9%
Bunge Ltd.	592,899	44,918,028
Mondelez International, Inc.	1,709,637	55,990,612
The J.M. Smucker Co.	423,442	40,815,574
		141,724,214
Household Products - 1.6%
Procter & Gamble Co.	1,501,015	115,007,769
Personal Products - 0.5%
Coty, Inc. Class A	2,776,490	37,454,850
TOTAL CONSUMER STAPLES		418,574,390
Common Stocks - continued
	Shares	Value
ENERGY - 14.0%
Energy Equipment & Services - 2.5%
Cameron International Corp. (a)	1,086,520	$ 65,158,604
National Oilwell Varco, Inc.	1,282,484	96,199,125
Rowan Companies PLC (a)	743,800	23,333,006
		184,690,735
Oil, Gas & Consumable Fuels - 11.5%
Anadarko Petroleum Corp.	1,123,500	90,655,215
Apache Corp.	710,908	57,057,476
Chevron Corp.	3,189,614	356,056,610
Energen Corp.	692,000	48,938,240
Marathon Petroleum Corp.	1,326,500	115,471,825
Occidental Petroleum Corp.	2,091,118	183,119,203
		851,298,569
TOTAL ENERGY		1,035,989,304
FINANCIALS - 26.8%
Capital Markets - 4.3%
BlackRock, Inc. Class A	325,181	97,707,135
Goldman Sachs Group, Inc.	906,978	148,853,229
State Street Corp.	1,071,146	71,713,225
		318,273,589
Commercial Banks - 8.1%
CIT Group, Inc.	1,437,600	66,920,280
PNC Financial Services Group, Inc.	1,414,900	113,022,212
Popular, Inc. (a)	1,111,243	29,336,815
U.S. Bancorp	3,586,592	142,495,300
Wells Fargo & Co.	5,507,825	249,724,786
		601,499,393
Consumer Finance - 1.6%
Capital One Financial Corp.	1,667,614	117,750,225
Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc. Class B (a)	2,197,261	245,214,328
The NASDAQ Stock Market, Inc.	1,739,399	66,358,072
		311,572,400
Insurance - 6.3%
ACE Ltd.	1,016,980	95,402,894
AFLAC, Inc.	1,088,900	68,361,142
Axis Capital Holdings Ltd.	1,533,065	69,018,586
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
MetLife, Inc.	1,667,449	$ 81,788,373
Reinsurance Group of America, Inc.	887,500	66,269,625
The Travelers Companies, Inc.	990,700	80,524,096
		461,364,716
Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	1,364,800	14,698,896
General Growth Properties, Inc.	1,466,859	29,542,540
The Macerich Co.	480,221	27,180,509
Vornado Realty Trust	346,898	31,855,643
		103,277,588
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	2,390,129	63,434,024
TOTAL FINANCIALS		1,977,171,935
HEALTH CARE - 13.2%
Biotechnology - 1.0%
Amgen, Inc.	224,462	26,699,755
Cubist Pharmaceuticals, Inc. (a)	714,602	52,230,260
		78,930,015
Health Care Equipment & Supplies - 1.4%
Covidien PLC	878,117	59,922,704
St. Jude Medical, Inc.	686,231	41,674,809
		101,597,513
Health Care Providers & Services - 4.7%
Express Scripts Holding Co. (a)	564,363	42,152,272
HCA Holdings, Inc. (a)	1,368,900	68,814,603
McKesson Corp.	291,661	50,868,595
Quest Diagnostics, Inc.	515,407	27,058,868
Team Health Holdings, Inc. (a)	337,385	14,561,537
UnitedHealth Group, Inc.	1,560,600	112,800,168
WellPoint, Inc.	337,353	29,012,358
		345,268,401
Pharmaceuticals - 6.1%
Endo Health Solutions, Inc. (a)(d)	575,713	37,927,972
Jazz Pharmaceuticals PLC (a)	580,176	87,989,492
Johnson & Johnson	1,343,359	118,846,971
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	2,896,100	$ 153,406,417
Pfizer, Inc.	1,716,598	52,184,579
		450,355,431
TOTAL HEALTH CARE		976,151,360
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.6%
Textron, Inc.	1,179,900	41,886,450
Air Freight & Logistics - 1.3%
FedEx Corp.	716,437	95,515,381
Commercial Services & Supplies - 0.6%
Waste Management, Inc.	1,031,105	43,079,567
Construction & Engineering - 1.8%
AECOM Technology Corp. (a)	2,234,003	64,048,866
URS Corp.	1,462,058	73,395,312
		137,444,178
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	1,442,829	49,460,178
Industrial Conglomerates - 3.2%
General Electric Co.	9,588,570	240,960,764
Machinery - 0.4%
Caterpillar, Inc.	157,307	14,772,700
Terex Corp.	331,459	13,589,819
		28,362,519
Road & Rail - 0.7%
CSX Corp.	1,914,524	51,519,841
TOTAL INDUSTRIALS		688,228,878
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.9%
Cisco Systems, Inc.	6,395,735	140,130,554
Computers & Peripherals - 3.1%
Apple, Inc.	249,042	124,670,425
EMC Corp.	4,353,197	105,521,495
		230,191,920
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	1,993,679	35,826,412
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.6%
Yahoo!, Inc. (a)	1,289,225	$ 46,437,885
IT Services - 0.4%
Total System Services, Inc.	1,050,196	31,379,856
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom Corp. Class A	3,502,151	104,224,014
Software - 1.0%
Oracle Corp.	1,346,269	49,677,326
Symantec Corp.	901,005	19,290,517
		68,967,843
TOTAL INFORMATION TECHNOLOGY		657,158,484
MATERIALS - 2.4%
Chemicals - 1.8%
Ashland, Inc.	310,100	28,780,381
Axiall Corp.	496,506	19,810,589
Chemtura Corp. (a)	564,095	14,147,503
Eastman Chemical Co.	541,500	42,215,340
LyondellBasell Industries NV Class A	379,800	29,913,048
		134,866,861
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc.	1,387,512	44,969,264
TOTAL MATERIALS		179,836,125
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
AT&T, Inc.	3,064,595	102,112,305
CenturyLink, Inc.	1,492,097	43,061,919
Frontier Communications Corp. (d)	3,082,387	14,487,219
		159,661,443
Wireless Telecommunication Services - 0.3%
NII Holdings, Inc. (a)(d)	2,667,599	8,029,473
T-Mobile U.S., Inc. (a)	429,600	13,132,872
		21,162,345
TOTAL TELECOMMUNICATION SERVICES		180,823,788
Common Stocks - continued
	Shares	Value
UTILITIES - 6.3%
Electric Utilities - 2.8%
Edison International	834,000	$ 40,165,440
ITC Holdings Corp.	542,630	56,162,205
NextEra Energy, Inc.	804,200	73,930,106
Xcel Energy, Inc.	1,228,500	35,515,935
		205,773,686
Gas Utilities - 1.0%
Atmos Energy Corp.	805,431	38,668,742
National Fuel Gas Co.	461,800	34,801,248
		73,469,990
Multi-Utilities - 2.5%
Ameren Corp.	1,013,100	38,335,704
CMS Energy Corp.	1,282,500	35,640,675
NiSource, Inc.	1,534,700	52,747,639
Sempra Energy	636,568	59,016,219
		185,740,237
TOTAL UTILITIES		464,983,913
TOTAL COMMON STOCKS (Cost $6,234,441,997)		7,042,749,998
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 2/6/14 to 4/17/14 (e) (Cost $3,444,854)	$ 3,445,000	3,444,910
Money Market Funds - 6.8%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	449,004,566	$ 449,004,566
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	54,377,750	54,377,750
TOTAL MONEY MARKET FUNDS (Cost $503,382,316)		503,382,316
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $6,741,269,167)		7,549,577,224
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(164,331,470)
NET ASSETS - 100%		$ 7,385,245,754
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
938 ICE Russell 1000 Value Index Contracts (United States)	March 2014	$ 83,435,100	$ (151,892)

The face value of futures purchased as a percentage of net assets is 1.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,534,911.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 232,244
Fidelity Securities Lending Cash Central Fund	219,430
Total	$ 451,674
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 463,831,821	$ 463,831,821	$ -	$ -
Consumer Staples	418,574,390	418,574,390	-	-
Energy	1,035,989,304	1,035,989,304	-	-
Financials	1,977,171,935	1,977,171,935	-	-
Health Care	976,151,360	976,151,360	-	-
Industrials	688,228,878	688,228,878	-	-
Information Technology	657,158,484	657,158,484	-	-
Materials	179,836,125	179,836,125	-	-
Telecommunication Services	180,823,788	180,823,788	-	-
Utilities	464,983,913	464,983,913	-	-
U.S. Government and Government Agency Obligations	3,444,910	-	3,444,910	-
Money Market Funds	503,382,316	503,382,316	-	-
Total Investments in Securities:	$ 7,549,577,224	$ 7,546,132,314	$ 3,444,910	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (151,892)	$ (151,892)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (151,892)
Total Value of Derivatives	$ -	$ (151,892)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $52,467,636) - See accompanying schedule: Unaffiliated issuers (cost $6,237,886,851)	$ 7,046,194,908
Fidelity Central Funds (cost $503,382,316)	503,382,316
Total Investments (cost $6,741,269,167)		$ 7,549,577,224
Cash		6
Receivable for investments sold		41,621,830
Receivable for fund shares sold		1,056,884
Dividends receivable		4,065,141
Distributions receivable from Fidelity Central Funds		45,327
Prepaid expenses		18,041
Other receivables		25,547
Total assets		7,596,410,000

Liabilities
Payable for investments purchased	$ 123,678,226
Payable for fund shares redeemed	28,246,975
Accrued management fee	3,359,036
Payable for daily variation margin for derivative instruments	884,667
Other affiliated payables	542,579
Other payables and accrued expenses	75,013
Collateral on securities loaned, at value	54,377,750
Total liabilities		211,164,246

Net Assets		$ 7,385,245,754
Net Assets consist of:
Paid in capital		$ 6,495,855,284
Undistributed net investment income		21,716
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		81,212,589
Net unrealized appreciation (depreciation) on investments		808,156,165
Net Assets		$ 7,385,245,754

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

January 31, 2014

Series Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($3,208,520,963 ÷ 268,223,313 shares)	$ 11.96

Class F: Net Asset Value, offering price and redemption price per share ($4,176,724,791 ÷ 348,995,130 shares)	$ 11.97

See accompanying notes which are an integral part of the financial statements.

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Fidelity Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 118,327,310
Interest		1,143
Income from Fidelity Central Funds		451,674
Total income		118,780,127

Expenses
Management fee Basic fee	$ 33,107,152
Performance adjustment	(131,721)
Transfer agent fees	4,808,484
Accounting and security lending fees	1,125,253
Custodian fees and expenses	123,680
Independent trustees' compensation	29,513
Audit	60,779
Legal	18,443
Miscellaneous	25,601
Total expenses before reductions	39,167,184
Expense reductions	(110,076)	39,057,108
Net investment income (loss)		79,723,019
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	418,758,076
Foreign currency transactions	(430)
Futures contracts	5,060,143
Total net realized gain (loss)		423,817,789
Change in net unrealized appreciation (depreciation) on: Investment securities	478,268,625
Futures contracts	(151,892)
Total change in net unrealized appreciation (depreciation)		478,116,733
Net gain (loss)		901,934,522
Net increase (decrease) in net assets resulting from operations		$ 981,657,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 79,723,019	$ 11,210,042
Net realized gain (loss)	423,817,789	19,342,161
Change in net unrealized appreciation (depreciation)	478,116,733	330,039,432
Net increase (decrease) in net assets resulting from operations	981,657,541	360,591,635
Distributions to shareholders from net investment income	(82,501,751)	(8,312,592)
Distributions to shareholders from net realized gain	(362,044,361)	-
Total distributions	(444,546,112)	(8,312,592)
Share transactions - net increase (decrease)	1,545,098,314	4,950,756,968
Total increase (decrease) in net assets	2,082,209,743	5,303,036,011

Net Assets
Beginning of period	5,303,036,011	-
End of period (including undistributed net investment income of $21,716 and undistributed net investment income of $2,921,615, respectively)	$ 7,385,245,754	$ 5,303,036,011

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Stock Selector Large Cap Value

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.02
Net realized and unrealized gain (loss)	1.87	.71
Total from investment operations	2.02	.73
Distributions from net investment income	(.13)	(.02)
Distributions from net realized gain	(.64)	-
Total distributions	(.77)	(.02)
Net asset value, end of period	$ 11.96	$ 10.71
Total Return B, C	18.81%	7.27%
Ratios to Average Net Assets E, H
Expenses before reductions	.75%	.78% A
Expenses net of fee waivers, if any	.75%	.78% A
Expenses net of all reductions	.75%	.70% A
Net investment income (loss)	1.23%	1.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,208,521	$ 2,520,689
Portfolio turnover rate F	66%	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.02
Net realized and unrealized gain (loss)	1.88	.71
Total from investment operations	2.05	.73
Distributions from net investment income	(.15)	(.02)
Distributions from net realized gain	(.64)	-
Total distributions	(.79)	(.02)
Net asset value, end of period	$ 11.97	$ 10.71
Total Return B, C	19.09%	7.28%
Ratios to Average Net Assets E, H
Expenses before reductions	.57%	.59% A
Expenses net of fee waivers, if any	.57%	.59% A
Expenses net of all reductions	.57%	.51% A
Net investment income (loss)	1.41%	1.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,176,725	$ 2,782,347
Portfolio turnover rate F	66%	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares. Fidelity Series Equity-Income Fund offers Series Equity-Income shares and Class F shares. Fidelity Series Stock Selector Large Cap Value Fund offers Series Stock Selector Large Cap Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, equity-debt classifications, redemptions in kind and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$ 8,116,135,473	$ 2,267,243,965	$ (85,547,866)	$ 2,181,696,099
Fidelity Series Equity-Income Fund	10,499,133,738	974,458,467	(287,871,523)	686,586,944
Fidelity Series Stock Selector Large Cap Value Fund	6,742,926,541	947,138,049	(140,487,366)	806,650,683

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$ 160,597,703	$ 169,565,338	$ 2,181,647,879
Fidelity Series Equity-Income Fund	29,247,448	14,947,524	687,200,947
Fidelity Series Stock Selector Large Cap Value Fund	61,749,609	20,990,178	806,650,683

The tax character of distributions paid was as follows:

January 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$ 510,728,338	$ 681,319,091	$ 1,192,047,429
Fidelity Series Equity-Income Fund	401,458,588	-	401,458,588
Fidelity Series Stock Selector Large Cap Value Fund	441,104,706	3,441,406	444,546,112
January 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$ 157,359,845	$ 657,260,030	$ 814,619,875
Fidelity Series Equity-Income Fund	9,328,125	-	9,328,125
Fidelity Series Stock Selector Large Cap Value Fund	8,312,592	-	8,312,592

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series All-Sector Equity Fund
Equity Risk
Futures Contracts (a)	$ 15,766,207	$ (2,330,613)
Fidelity Series Equity-Income Fund
Equity Risk
Written Options (a)	$ 3,967,311	$ 614,003
Fidelity Series Stock Selector Large Cap Value Fund
Equity Risk
Futures Contracts (a)	$ 5,060,143	$ (151,892)

(a) A summary of the value of derivatives by primary risk exposure as of period end at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

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4. Derivative Instruments - continued

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	244,644	16,975,570
Options Exercised	(97,293)	(5,916,178)
Options Closed	(36,916)	(2,017,759)
Options Expired	(20,317)	(2,300,368)
Outstanding at end of period	90,118	$ 6,741,265

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities including in-kind transactions, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	7,386,512,212	8,999,756,012
Fidelity Series Equity-Income Fund	7,842,495,903	2,926,492,279
Fidelity Series Stock Selector Large Cap Value Fund	4,703,334,204	3,806,747,012

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of Series All-Sector Equity as compared to its benchmark index and Series Stock Selector Large Cap Value as compared to its benchmark index over the same 36 month performance period. Fidelity Series Stock Selector Large Cap Value Fund's performance adjustment took effect in December 2013. Subsequent months will be added until the performance period includes 36 months. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series All-Sector Equity Fund	.30%	.25%	.45%
Fidelity Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Series Stock Selector Large Cap Value Fund	.30%	.25%	.55%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Performance Benchmark
Fidelity Series All-Sector Equity Fund	Russell 1000 Index
Fidelity Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

Fidelity Series All-Sector Equity Fund	Amount	% of Average Net Assets
Series All-Sector Equity	$ 9,707,865.18
Fidelity Series Equity-Income Fund
Series Equity-Income	$ 5,738,270.18
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	$ 4,808,484.18

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$ 182,412
Fidelity Series Equity-Income Fund	85,430
Fidelity Series Stock Selector Large Cap Value Fund	111,009

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund	Borrower	$ 69,321,000.30%		$ 568

Redemptions In-Kind. During the period, 34,118,466 shares of Fidelity Series All-Sector Equity Fund held by affiliated entities were redeemed for investments with a value of $503,021,065. The net realized gain of $145,619,946 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Series All-Sector Equity Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Series Equity-Income Fund. The Investing Funds delivered securities and other assets, including accrued interest, valued at $2,209,433,173 in exchange for 180,279,244 shares of Fidelity Series Equity-Income Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Series Equity-Income Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$ 20,763
Fidelity Series Equity-Income Fund	10,099
Fidelity Series Stock Selector Large Cap Value Fund	8,694

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series All-Sector Equity Fund	$ 76,901	$ -	$ -
Fidelity Series Equity-Income Fund	$ 97,157	$ -	$ -
Fidelity Series Stock Selector Large Cap Value Fund	$ 219,430	$ 60,450	$ 13,885,657

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series All-Sector Equity Fund	$ 307,680	$ 27
Fidelity Series Equity-Income Fund	125,613	141
Fidelity Series Stock Selector Large Cap Value Fund	110,076	-

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013 A
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 48,647,558	$ 80,702,951
Class F	57,391,904	76,656,894
Total	$ 106,039,462	$ 157,359,845
From net realized gain
Series All-Sector Equity	$ 552,024,140	$ 362,179,097
Class F	533,983,827	295,080,933
Total	$ 1,086,007,967	$ 657,260,030
Fidelity Series Equity-Income Fund
From net investment income
Series Equity-Income	$ 65,874,338	$ 4,406,929
Class F	89,113,352	4,921,196
Total	$ 154,987,690	$ 9,328,125
From net realized gain
Series Equity-Income	$ 107,495,385	$ -
Class F	138,975,513	-
Total	$ 246,470,898	$ -

Annual Report

10. Distributions to Shareholders - continued

Years ended January 31,	2014	2013 A
Fidelity Series Stock Selector Large Cap Value Fund
From net investment income
Series Stock Selector Large Cap Value	$ 33,429,904	$ 3,913,471
Class F	49,071,847	4,399,121
Total	$ 82,501,751	$ 8,312,592
From net realized gain
Series Stock Selector Large Cap Value	$ 158,527,420	$ -
Class F	203,516,941	-
Total	$ 362,044,361	$ -

A Distributions for Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund are for the period December 6, 2012 (commencement of operations) to January 31, 2013.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013 A	2014	2013 A
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	19,399,773	77,659,097	$ 261,863,480	$ 960,279,546
Reinvestment of distributions	43,913,549	36,937,619	600,671,698	442,882,048
Shares redeemed	(112,673,547) B	(314,519,747) D	(1,572,324,471) B	(4,035,138,002) D
Net increase (decrease)	(49,360,225)	(199,923,031)	$ (709,789,293)	$ (2,631,976,408)
Class F
Shares sold	42,782,304	164,922,173	$ 572,224,791	$ 2,056,892,808
Reinvestment of distributions	43,166,126	31,029,869	591,375,731	371,737,827
Shares redeemed	(74,598,856) B	(199,902,700) D	(1,044,199,741) B	(2,592,723,440) D
Net increase (decrease)	11,349,574	(3,950,658)	$ 119,400,781	$ (164,092,805)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013 A	2014	2013 A
Fidelity Series Equity-Income Fund
Series Equity-Income
Shares sold	224,570,748 C	244,923,244 E	$ 2,732,729,652 C	$ 2,449,276,441 E
Reinvestment of distributions	14,564,447	439,813	173,369,723	4,406,929
Shares redeemed	(65,886,531)	(9,487,619)	(783,556,231)	(98,169,070)
Net increase (decrease)	173,248,664	235,875,438	$ 2,122,543,144	$ 2,355,514,300
Class F
Shares sold	315,974,446 C	263,502,861 E	$ 3,831,489,685 C	$ 2,636,943,798 E
Reinvestment of distributions	19,151,858	491,137	228,088,865	4,921,196
Shares redeemed	(61,984,506)	(3,694,500)	(751,159,041)	(37,348,817)
Net increase (decrease)	273,141,798	260,299,498	$ 3,308,419,509	$ 2,604,516,177
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value
Shares sold	78,624,047	244,684,738 E	$ 980,090,023	$ 2,446,901,557 E
Reinvestment of distributions	15,843,263	389,400	191,957,324	3,913,471
Shares redeemed	(61,711,221)	(9,606,914)	(735,015,382)	(100,362,070)
Net increase (decrease)	32,756,089	235,467,224	$ 437,031,965	$ 2,350,452,958
Class F
Shares sold	121,639,880	263,241,693 E	$ 1,500,283,228	$ 2,634,811,908 E
Reinvestment of distributions	20,837,002	437,723	252,588,788	4,399,121
Shares redeemed	(53,345,750)	(3,815,418)	(644,805,667)	(38,907,019)
Net increase (decrease)	89,131,132	259,863,998	$ 1,108,066,349	$ 2,600,304,010

A Share transactions for Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund are for the period December 6, 2012 (commencement of operations) to January 31, 2013.

B Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

C Amount includes in-kind exchanges (see Note 6: Exchanges In-Kind).

D Amount includes in-kind redemptions.

E Amount includes in-kind exchanges.

Annual Report

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 17, 2014

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Equity-Income Fund and Fidelity Series All-Sector Equity Fund (the Funds), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2014, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Series Equity-Income Fund and Fidelity Series All-Sector Equity Fund as of January 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversee 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series All-Sector Equity Fund, Fideltiy Series Equity-Income Fund, and Fidelity Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fidelity Series All-Sector Equity Fund	Pay Date	Record Date	Dividends	Capital Gains
Series All-Sector Equity	03/17/14	03/14/14	$0.002	$0.449
Class F	03/17/14	03/14/14	$0.004	$0.449
Fidelity Series Equity-Income Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Equity-Income	03/17/14	03/14/14	$0.000	$0.035
Class F	03/17/14	03/14/14	$0.000	$0.035
Fidelity Series Stock Selector Large Cap Value Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Stock Selector Large Cap Value	03/17/14	03/14/14	$0.000	$0.134
Class F	03/17/14	03/14/14	$0.000	$0.136

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$591,766,817
Fidelity Series Equity-Income Fund	$14,947,525
Fidelity Series Stock Selector Large Cap Value Fund	$24,419,630

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Equity-Income Fund
Series Equity-Income	0.05%
Class F	0.05%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2013	April 2013	July 2013	October 2013	December 2013
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	91%	-	-	-	29%
Class F	81%	-	-	-	28%
	March 2013	April 2013	July 2013	October 2013	December 2013
Fidelity Series Equity-Income Fund
Series Equity-Income	50%	44%	43%	43%	41%
Class F	50%	42%	39%	39%	41%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	25%	-	-	-	25%
Class F	24%	-	-	-	25%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2013	April 2013	July 2013	October 2013	December 2013
Fidelity
Series All-Sector Equity Fund
Series All-Sector Equity	95%	-	-	-	31%
Class F	85%	-	-	-	30%
Fidelity Series Equity-Income Fund
Series Equity-Income	49%	46%	45%	45%	43%
Class F	49%	43%	41%	42%	43%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	20%	-	-	-	27%
Class F	19%	-	-	-	27%

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL
Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund

State Street Bank & Trust Company

Quincy, MA
Fidelity Series Stock Selector Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EDT-LDT-ANN-0314
1.956971.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Stock Selector Large
Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	13.11%	14.60%	5.12%
Class T (incl. 3.50% sales charge) B	15.36%	14.79%	5.14%
Class B (incl. contingent deferred sales charge) C	13.94%	14.83%	5.15%
Class C (incl. contingent deferred sales charge) D	17.94%	15.09%	5.19%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 20.01%, 19.54%, 18.94% and 18.94%, respectively (excluding sales charges), straddling both the 20.02% return of the Russell 1000® Value Index. The fund's performance versus the index primarily resulted from strong stock choices in health care, financials, consumer discretionary and utilities, which were partially offset by some stock-specific mistakes, most notably in energy. Among individual contributors, two real estate names - Kennedy-Wilson Holdings and Greece-based Eurobank Properties Real Estate Investment - were big relative contributors. The firms' exposure to the strong-performing U.K. and Greek real estate markets, respectively, helped propel both stocks. Conversely, not owning diversified financials firm Bank of America was the fund's biggest individual detractor. The stock flourished along with the diversified financials industry overall. Owning EZCORP also hurt. The company provides a variety of short-term consumer loans and sells merchandise via its pawn-lending operations business. The firm reported consecutive quarters of disappointing financial results, which turned investors away from the stock. Of note, the fund's modest cash position hurt in an up market. Many of the names I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,048.30	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.37%
Actual		$ 1,000.00	$ 1,046.00	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class B	1.87%
Actual		$ 1,000.00	$ 1,043.50	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.78	$ 9.50
Class C	1.86%
Actual		$ 1,000.00	$ 1,043.50	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Stock Selector Large Cap Value	.77%
Actual		$ 1,000.00	$ 1,049.40	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,049.00	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.4	3.3
General Electric Co.	3.1	2.8
Berkshire Hathaway, Inc. Class B	2.9	3.1
Merck & Co., Inc.	2.4	2.9
Chevron Corp.	2.3	2.8
Occidental Petroleum Corp.	2.1	2.3
Cisco Systems, Inc.	1.9	1.2
Suncor Energy, Inc.	1.9	1.9
Canadian Natural Resources Ltd.	1.8	1.8
Apple, Inc.	1.6	1.6
	23.4
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	27.5
Energy	14.0	14.6
Health Care	14.0	12.5
Industrials	9.2	9.0
Information Technology	8.8	8.8
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks and Equity Futures 97.1%		Stocks and Equity Futures 97.1%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	14.5%	** Foreign investments	11.2%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 1.5%
Delphi Automotive PLC	59,000	$ 3,592,510
TRW Automotive Holdings Corp. (a)	62,098	4,604,567
		8,197,077
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. Series A (a)	81,644	2,180,711
Media - 2.2%
Comcast Corp. Class A	89,378	4,866,632
Omnicom Group, Inc.	29,600	2,148,368
Twenty-First Century Fox, Inc. Class A	165,500	5,266,210
		12,281,210
Multiline Retail - 1.4%
Macy's, Inc.	66,650	3,545,780
Target Corp.	81,334	4,606,758
		8,152,538
Specialty Retail - 0.7%
Staples, Inc.	315,065	4,146,255
TOTAL CONSUMER DISCRETIONARY		34,957,791
CONSUMER STAPLES - 5.6%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	35,500	1,868,720
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	58,745	4,387,077
Walgreen Co.	54,640	3,133,604
		7,520,681
Food Products - 1.9%
Bunge Ltd.	44,735	3,389,124
Mondelez International, Inc.	129,010	4,225,078
The J.M. Smucker Co.	31,942	3,078,889
		10,693,091
Household Products - 1.6%
Procter & Gamble Co.	113,280	8,679,514
Personal Products - 0.5%
Coty, Inc. Class A	209,500	2,826,155
TOTAL CONSUMER STAPLES		31,588,161
Common Stocks - continued
	Shares	Value
ENERGY - 14.0%
Energy Equipment & Services - 0.9%
National Oilwell Varco, Inc.	65,600	$ 4,920,656
Oil, Gas & Consumable Fuels - 13.1%
Anadarko Petroleum Corp.	89,920	7,255,645
Apache Corp.	59,800	4,799,548
BG Group PLC	168,400	2,829,231
Canadian Natural Resources Ltd.	313,800	10,289,541
Chevron Corp.	117,200	13,083,036
Marathon Petroleum Corp.	89,800	7,817,090
Noble Energy, Inc.	84,160	5,245,693
Occidental Petroleum Corp.	137,078	12,003,920
Suncor Energy, Inc.	319,300	10,489,955
		73,813,659
TOTAL ENERGY		78,734,315
FINANCIALS - 26.9%
Capital Markets - 2.8%
Bank of New York Mellon Corp.	158,000	5,049,680
Goldman Sachs Group, Inc.	10,000	1,641,200
Invesco Ltd.	85,800	2,852,850
Morgan Stanley	153,700	4,535,687
SWS Group, Inc. (a)	201,000	1,543,680
		15,623,097
Commercial Banks - 8.2%
CIT Group, Inc.	95,900	4,464,145
First Citizen Bancshares, Inc.	27,200	6,017,728
PNC Financial Services Group, Inc.	92,100	7,356,948
Popular, Inc. (a)	98,280	2,594,592
U.S. Bancorp	164,100	6,519,693
Wells Fargo & Co.	421,300	19,101,739
		46,054,845
Consumer Finance - 1.0%
Cash America International, Inc.	45,000	1,652,850
EZCORP, Inc. (non-vtg.) Class A (a)	174,700	1,918,206
SLM Corp.	99,500	2,264,620
		5,835,676
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	145,457	$ 16,233,001
Interactive Brokers Group, Inc.	320,900	6,803,080
		23,036,081
Insurance - 5.3%
ACE Ltd.	64,500	6,050,745
AFLAC, Inc.	58,450	3,669,491
Donegal Group, Inc. Class A	90,500	1,322,205
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,650	2,943,919
MetLife, Inc.	97,700	4,792,185
National Western Life Insurance Co. Class A	8,850	1,930,628
Old Republic International Corp.	173,700	2,713,194
StanCorp Financial Group, Inc.	30,500	1,959,625
Torchmark Corp.	56,350	4,234,703
		29,616,695
Real Estate Investment Trusts - 2.4%
American Tower Corp.	34,200	2,766,096
Ares Commercial Real Estate Corp.	10,000	133,300
Boston Properties, Inc.	7,400	799,866
CyrusOne, Inc.	69,000	1,491,090
Eurobank Properties Real Estate Investment Co. (a)	517,920	5,273,816
Hibernia (REIT) PLC	693,800	1,057,373
New Residential Investment Corp.	110,000	698,500
Newcastle Investment Corp.	110,000	598,400
RAIT Financial Trust	40,000	337,600
		13,156,041
Real Estate Management & Development - 1.8%
Consolidated-Tomoka Land Co.	35,150	1,235,523
Kennedy-Wilson Holdings, Inc. (a)	365,500	8,779,310
		10,014,833
Thrifts & Mortgage Finance - 1.3%
Beneficial Mutual Bancorp, Inc. (a)	210,000	2,494,800
HF Financial Corp.	1,500	19,785
Meridian Interstate Bancorp, Inc. (a)	210,000	4,943,400
		7,457,985
TOTAL FINANCIALS		150,795,253
Common Stocks - continued
	Shares	Value
HEALTH CARE - 14.0%
Biotechnology - 0.4%
Amgen, Inc.	16,900	$ 2,010,255
Health Care Equipment & Supplies - 0.6%
St. Jude Medical, Inc.	57,600	3,498,048
Health Care Providers & Services - 3.8%
Express Scripts Holding Co. (a)	49,800	3,719,562
HCA Holdings, Inc. (a)	99,200	4,986,784
Team Health Holdings, Inc. (a)	49,300	2,127,788
UnitedHealth Group, Inc.	123,000	8,890,440
WellPoint, Inc.	17,101	1,470,686
		21,195,260
Pharmaceuticals - 9.2%
AbbVie, Inc.	33,400	1,644,282
Actavis PLC (a)	25,800	4,875,684
Endo Health Solutions, Inc. (a)(d)	41,100	2,707,668
Jazz Pharmaceuticals PLC (a)	43,900	6,657,874
Johnson & Johnson	102,100	9,032,787
Merck & Co., Inc.	255,200	13,517,944
Pfizer, Inc.	152,900	4,648,160
Teva Pharmaceutical Industries Ltd. sponsored ADR	82,400	3,677,512
Valeant Pharmaceuticals International (Canada) (a)	35,800	4,857,871
		51,619,782
TOTAL HEALTH CARE		78,323,345
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.5%
Textron, Inc.	87,800	3,116,900
Air Freight & Logistics - 1.3%
FedEx Corp.	54,000	7,199,280
Commercial Services & Supplies - 0.6%
Waste Management, Inc.	77,201	3,225,458
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	194,600	5,579,182
URS Corp.	101,100	5,075,220
		10,654,402
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	107,400	3,681,672
Industrial Conglomerates - 3.1%
General Electric Co.	704,600	17,706,598
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Caterpillar, Inc.	11,600	$ 1,089,356
Terex Corp.	25,000	1,025,000
		2,114,356
Road & Rail - 0.7%
CSX Corp.	145,700	3,920,787
TOTAL INDUSTRIALS		51,619,453
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 1.9%
Cisco Systems, Inc.	479,500	10,505,845
Computers & Peripherals - 3.0%
Apple, Inc.	18,350	9,186,010
EMC Corp.	325,000	7,878,000
		17,064,010
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	155,948	2,802,386
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A	266,300	7,925,088
Samsung Electronics Co. Ltd.	3,166	3,711,203
		11,636,291
Software - 1.3%
Oracle Corp.	130,100	4,800,690
Symantec Corp.	124,100	2,656,981
		7,457,671
TOTAL INFORMATION TECHNOLOGY		49,466,203
MATERIALS - 2.4%
Chemicals - 2.1%
Ashland, Inc.	28,300	2,626,523
Axiall Corp.	39,900	1,592,010
Chemtura Corp. (a)	69,100	1,733,028
Eastman Chemical Co.	46,300	3,609,548
LyondellBasell Industries NV Class A	29,520	2,324,995
		11,886,104
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	55,700	$ 1,805,237
TOTAL MATERIALS		13,691,341
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	226,100	7,533,652
CenturyLink, Inc.	102,914	2,970,098
Frontier Communications Corp. (d)	235,200	1,105,440
		11,609,190
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)(d)	367,400	1,105,874
TOTAL TELECOMMUNICATION SERVICES		12,715,064
UTILITIES - 6.3%
Electric Utilities - 3.1%
Edison International	78,600	3,785,376
ITC Holdings Corp.	49,100	5,081,850
NextEra Energy, Inc.	58,410	5,369,631
Xcel Energy, Inc.	100,200	2,896,782
		17,133,639
Gas Utilities - 0.9%
Atmos Energy Corp.	66,700	3,202,267
National Fuel Gas Co.	24,800	1,868,928
		5,071,195
Multi-Utilities - 2.3%
Alliant Energy Corp.	35,900	1,865,364
Ameren Corp.	47,700	1,804,968
NiSource, Inc.	116,400	4,000,668
Sempra Energy	56,950	5,279,835
		12,950,835
TOTAL UTILITIES		35,155,669
TOTAL COMMON STOCKS (Cost $472,260,044)		537,046,595
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
FINANCIALS - 0.5%
Commercial Banks - 0.5%
Itau Unibanco Holding SA sponsored ADR	217,580	$ 2,663,179
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	47,000	47
Equity Lifestyle Properties, Inc. Series C, 6.75%	16,134	374,147
		374,194
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,836,790)		3,037,373
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 2/27/14 to 5/1/14 (g) (Cost $124,996)	$ 125,000	124,996
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (e)(f) (Cost $353,254)	230,000	361,275
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	20,064,480	20,064,480
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	2,132,550	2,132,550
TOTAL MONEY MARKET FUNDS (Cost $22,197,030)		22,197,030
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $499,772,114)		562,767,269
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,749,617)
NET ASSETS - 100%		$ 561,017,652
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
58 ICE Russell 1000 Value Index Contracts (United States)	March 2014	$ 5,159,100	$ (148,245)
The face value of futures purchased as a percentage of net assets is 0.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $361,275 or 0.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $124,996.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,669
Fidelity Securities Lending Cash Central Fund	47,322
Total	$ 66,991
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,957,791	$ 34,957,791	$ -	$ -
Consumer Staples	31,588,161	31,588,161	-	-
Energy	78,734,315	78,734,315	-	-
Financials	153,832,626	153,832,579	-	47
Health Care	78,323,345	78,323,345	-	-
Industrials	51,619,453	51,619,453	-	-
Information Technology	49,466,203	45,755,000	3,711,203	-
Materials	13,691,341	13,691,341	-	-
Telecommunication Services	12,715,064	12,715,064	-	-
Utilities	35,155,669	35,155,669	-	-
U.S. Government and Government Agency Obligations	124,996	-	124,996	-
Preferred Securities	361,275	-	361,275	-
Money Market Funds	22,197,030	22,197,030	-	-
Total Investments in Securities:	$ 562,767,269	$ 558,569,748	$ 4,197,474	$ 47
Derivative Instruments:
Liabilities
Futures Contracts	$ (148,245)	$ (148,245)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (148,245)
Total Value of Derivatives	$ -	$ (148,245)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
Canada	5.1%
Ireland	2.4%
Bermuda	1.1%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,048,037) - See accompanying schedule: Unaffiliated issuers (cost $477,575,084)	$ 540,570,239
Fidelity Central Funds (cost $22,197,030)	22,197,030
Total Investments (cost $499,772,114)		$ 562,767,269
Receivable for investments sold		5,929,565
Receivable for fund shares sold		552,977
Dividends receivable		353,518
Distributions receivable from Fidelity Central Funds		9,313
Prepaid expenses		1,123
Other receivables		6,597
Total assets		569,620,362

Liabilities
Payable to custodian bank	$ 105,997
Payable for investments purchased	4,695,548
Payable for fund shares redeemed	1,197,395
Accrued management fee	241,268
Distribution and service plan fees payable	16,062
Payable for daily variation margin for derivative instruments	44,080
Other affiliated payables	114,213
Other payables and accrued expenses	55,597
Collateral on securities loaned, at value	2,132,550
Total liabilities		8,602,710

Net Assets		$ 561,017,652
Net Assets consist of:
Paid in capital		$ 791,086,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(292,914,584)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,845,996
Net Assets		$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,266,199 ÷ 1,445,000 shares)	$ 14.72

Maximum offering price per share (100/94.25 of $14.72)	$ 15.62
Class T: Net Asset Value and redemption price per share ($8,244,153 ÷ 560,275 shares)	$ 14.71

Maximum offering price per share (100/96.50 of $14.71)	$ 15.24
Class B: Net Asset Value and offering price per share ($1,631,775 ÷ 110,825 shares)A	$ 14.72

Class C: Net Asset Value and offering price per share ($7,789,198 ÷ 535,915 shares)A	$ 14.53

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($518,205,671 ÷ 34,997,277 shares)	$ 14.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,880,656 ÷ 263,226 shares)	$ 14.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 10,508,965
Interest		383
Income from Fidelity Central Funds		66,991
Total income		10,576,339

Expenses
Management fee Basic fee	$ 3,003,251
Performance adjustment	(664,858)
Transfer agent fees	1,175,937
Distribution and service plan fees	177,227
Accounting and security lending fees	206,936
Custodian fees and expenses	37,404
Independent trustees' compensation	2,737
Registration fees	93,237
Audit	57,311
Legal	2,105
Miscellaneous	3,894
Total expenses before reductions	4,095,181
Expense reductions	(22,191)	4,072,990
Net investment income (loss)		6,503,349
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,186,576
Foreign currency transactions	(8,422)
Futures contracts	1,432,461
Total net realized gain (loss)		59,610,615
Change in net unrealized appreciation (depreciation) on: Investment securities	32,608,267
Assets and liabilities in foreign currencies	(220)
Futures contracts	(477,467)
Total change in net unrealized appreciation (depreciation)		32,130,580
Net gain (loss)		91,741,195
Net increase (decrease) in net assets resulting from operations		$ 98,244,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,503,349	$ 9,916,334
Net realized gain (loss)	59,610,615	29,669,811
Change in net unrealized appreciation (depreciation)	32,130,580	43,960,221
Net increase (decrease) in net assets resulting from operations	98,244,544	83,546,366
Distributions to shareholders from net investment income	(7,028,513)	(9,512,706)
Distributions to shareholders from net realized gain	(1,781,878)	-
Total distributions	(8,810,391)	(9,512,706)
Share transactions - net increase (decrease)	(28,375,927)	(89,844,793)
Total increase (decrease) in net assets	61,058,226	(15,811,133)

Net Assets
Beginning of period	499,959,426	515,770,559
End of period (including undistributed net investment income of $0 and undistributed net investment income of $393,853, respectively)	$ 561,017,652	$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.13	.20	.14	.09	.09
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.38	1.85
Total from investment operations	2.48	1.93	.16	1.47	1.94
Distributions from net investment income	(.15)	(.21)	(.17)	(.10)	(.12)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.19) G	(.21)	(.17)	(.10)	(.12)
Net asset value, end of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Total Return A,B	20.01%	18.15%	1.58%	15.79%	25.74%
Ratios to Average Net Assets D,F
Expenses before reductions	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of fee waivers, if any	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of all reductions	1.00%	.85%	.86%	1.00%	1.13%
Net investment income (loss)	.95%	1.74%	1.38%	.87%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,266	$ 18,234	$ 18,900	$ 20,815	$ 23,778
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Income from Investment Operations
Net investment income (loss) C	.09	.17	.12	.06	.07
Net realized and unrealized gain (loss)	2.34	1.73	.01	1.39	1.84
Total from investment operations	2.43	1.90	.13	1.45	1.91
Distributions from net investment income	(.11)	(.18)	(.15)	(.07)	(.09)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.16)	(.18)	(.15)	(.07)	(.09)
Net asset value, end of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Total Return A,B	19.54%	17.88%	1.26%	15.50%	25.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of fee waivers, if any	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of all reductions	1.31%	1.12%	1.13%	1.28%	1.44%
Net investment income (loss)	.63%	1.48%	1.11%	.59%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,244	$ 6,544	$ 5,603	$ 5,625	$ 9,101
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.02
Net realized and unrealized gain (loss)	2.34	1.73	.02	1.38	1.85
Total from investment operations	2.36	1.84	.09	1.39	1.87
Distributions from net investment income	(.03)	(.12)	(.09)	(.02)	(.05)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.08)	(.12)	(.09)	(.02)	(.05)
Net asset value, end of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Total Return A,B	18.94%	17.24%	.86%	14.87%	24.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.80%	1.98%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.80%	1.98%
Expenses net of all reductions	1.80%	1.60%	1.62%	1.79%	1.97%
Net investment income (loss)	.14%	.99%	.63%	.08%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,632	$ 1,645	$ 1,819	$ 2,274	$ 2,711
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.03
Net realized and unrealized gain (loss)	2.31	1.72	.01	1.36	1.84
Total from investment operations	2.33	1.83	.08	1.37	1.87
Distributions from net investment income	(.05)	(.14)	(.10)	(.04)	(.06)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.10)	(.14)	(.10)	(.04)	(.06)
Net asset value, end of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Total Return A,B	18.94%	17.32%	.85%	14.79%	24.97%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.75%	1.89%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.75%	1.89%
Expenses net of all reductions	1.80%	1.61%	1.61%	1.74%	1.88%
Net investment income (loss)	.14%	.99%	.63%	.13%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,789	$ 5,839	$ 4,979	$ 3,959	$ 3,491
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Income from Investment Operations
Net investment income (loss) B	.17	.23	.18	.11	.12
Net realized and unrealized gain (loss)	2.37	1.75	.01	1.40	1.86
Total from investment operations	2.54	1.98	.19	1.51	1.98
Distributions from net investment income	(.19)	(.24)	(.20)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.20)	(.13)	(.14)
Net asset value, end of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Total Return A	20.31%	18.55%	1.85%	16.09%	26.21%
Ratios to Average Net Assets C,E
Expenses before reductions	.72%	.57%	.57%	.73%	.85%
Expenses net of fee waivers, if any	.72%	.57%	.57%	.73%	.85%
Expenses net of all reductions	.71%	.55%	.56%	.72%	.84%
Net investment income (loss)	1.23%	2.05%	1.68%	1.15%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,206	$ 465,702	$ 482,950	$ 803,009	$ 914,828
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Income from Investment Operations
Net investment income (loss) B	.17	.23	.17	.11	.12
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.39	1.85
Total from investment operations	2.52	1.96	.19	1.50	1.97
Distributions from net investment income	(.19)	(.24)	(.19)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.19)	(.13)	(.14)
Net asset value, end of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Total Return A	20.25%	18.42%	1.92%	16.04%	26.18%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.61%	.60%	.74%	.87%
Expenses net of fee waivers, if any	.73%	.61%	.60%	.74%	.87%
Expenses net of all reductions	.73%	.58%	.60%	.73%	.86%
Net investment income (loss)	1.22%	2.01%	1.65%	1.14%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,881	$ 1,995	$ 1,519	$ 1,876	$ 2,279
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,759,455
Gross unrealized depreciation	(31,676,236)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,083,219

Tax Cost	$ 505,684,050

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (287,150,893)
Net unrealized appreciation (depreciation)	$ 57,082,305

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (99,046,054)
2018	(188,104,839)
Total with expiration	$ (287,150,893)

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 8,810,391	$ 9,512,706

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $1,432,461 and a change in net unrealized appreciation (depreciation) of ($477,467) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $331,992,356 and $368,182,272, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,892	$ 3,031
Class T	.25%	.25%	38,660	912
Class B	.75%	.25%	16,720	12,663
Class C	.75%	.25%	68,955	14,236
			$ 177,227	$ 30,842

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,148
Class T	2,674
Class B*	2,798
Class C*	2,278
$ 16,898

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,844.25
Class T	24,258.31
Class B	5,042.30
Class C	20,908.30
Stock Selector Large Cap Value	1,065,839.21
Institutional Class	7,046.23
	$ 1,175,937

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,422 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $821 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $320,276. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47,322, including $2,017 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,415 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $8,776.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 211,924	$ 304,000
Class T	63,275	93,858
Class B	3,263	16,188
Class C	27,297	63,927
Stock Selector Large Cap Value	6,677,131	8,993,963
Institutional Class	45,623	40,770
Total	$ 7,028,513	$ 9,512,706

Annual Report

10. Distributions to Shareholders - continued

Years ended January 31,	2014	2013
From net realized gain
Class A	$ 67,665	$ -
Class T	26,666	-
Class B	5,288	-
Class C	24,673	-
Stock Selector Large Cap Value	1,646,206	-
Institutional Class	11,380	-
Total	$ 1,781,878	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	453,976	251,269	$ 6,296,444	$ 2,848,724
Reinvestment of distributions	17,878	24,461	258,884	281,542
Shares redeemed	(493,396)	(573,384)	(7,077,208)	(6,434,025)
Net increase (decrease)	(21,542)	(297,654)	$ (521,880)	$ (3,303,759)
Class T
Shares sold	162,162	131,721	$ 2,245,109	$ 1,501,274
Reinvestment of distributions	6,114	8,058	88,742	92,826
Shares redeemed	(134,046)	(136,167)	(1,877,963)	(1,544,492)
Net increase (decrease)	34,230	3,612	$ 455,888	$ 49,608
Class B
Shares sold	3,348	1,157	$ 45,970	$ 13,142
Reinvestment of distributions	509	1,236	7,427	14,255
Shares redeemed	(25,299)	(39,897)	(347,355)	(452,422)
Net increase (decrease)	(21,442)	(37,504)	$ (293,958)	$ (425,025)
Class C
Shares sold	146,694	162,948	$ 2,029,290	$ 1,812,867
Reinvestment of distributions	3,139	4,869	45,227	55,503
Shares redeemed	(88,666)	(162,163)	(1,208,921)	(1,799,733)
Net increase (decrease)	61,167	5,654	$ 865,596	$ 68,637

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Stock Selector Large Cap Value
Shares sold	7,167,684	3,974,459	$ 100,838,739	$ 45,488,310
Reinvestment of distributions	556,371	757,439	8,100,157	8,771,144
Shares redeemed	(9,956,522)	(12,329,354)	(139,235,813)	(140,694,347)
Net increase (decrease)	(2,232,467)	(7,597,456)	$ (30,296,917)	$ (86,434,893)
Institutional Class
Shares sold	206,722	54,716	$ 2,877,195	$ 619,947
Reinvestment of distributions	3,795	3,536	55,110	40,770
Shares redeemed	(107,442)	(39,612)	(1,516,961)	(460,078)
Net increase (decrease)	103,075	18,640	$ 1,415,344	$ 200,639

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustee" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCV-UANN-0314
1.838393.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Institutional Class

Annual Report

January 31, 2014

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Stock Selector Large Cap
Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	20.25%	16.27%	5.94%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Institutional Class on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Institutional Class shares rose 20.25%, about in line with the 20.02% return of the Russell 1000® Value Index. The fund's performance versus the index primarily resulted from strong stock choices in health care, financials, consumer discretionary and utilities, which were partially offset by some stock-specific mistakes, most notably in energy. Among individual contributors, two real estate names - Kennedy-Wilson Holdings and Greece-based Eurobank Properties Real Estate Investment - were big relative contributors. The firm's exposure to the strong-performing U.K. and Greek real estate markets, respectively, helped propel both stocks. Conversely, not owning diversified financials firm Bank of America was the fund's biggest individual detractor. The stock flourished along with the diversified financials industry overall. Owning EZCORP also hurt. The company provides a variety of short-term consumer loans and sells merchandise via its pawn-lending operations business. The firm reported consecutive quarters of disappointing financial results, which turned investors away from the stock. Of note, the fund's modest cash position hurt in an up market. Many of the names I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,048.30	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.37%
Actual		$ 1,000.00	$ 1,046.00	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class B	1.87%
Actual		$ 1,000.00	$ 1,043.50	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.78	$ 9.50
Class C	1.86%
Actual		$ 1,000.00	$ 1,043.50	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Stock Selector Large Cap Value	.77%
Actual		$ 1,000.00	$ 1,049.40	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,049.00	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.4	3.3
General Electric Co.	3.1	2.8
Berkshire Hathaway, Inc. Class B	2.9	3.1
Merck & Co., Inc.	2.4	2.9
Chevron Corp.	2.3	2.8
Occidental Petroleum Corp.	2.1	2.3
Cisco Systems, Inc.	1.9	1.2
Suncor Energy, Inc.	1.9	1.9
Canadian Natural Resources Ltd.	1.8	1.8
Apple, Inc.	1.6	1.6
	23.4
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	27.5
Energy	14.0	14.6
Health Care	14.0	12.5
Industrials	9.2	9.0
Information Technology	8.8	8.8
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks and Equity Futures 97.1%		Stocks and Equity Futures 97.1%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	14.5%	** Foreign investments	11.2%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 1.5%
Delphi Automotive PLC	59,000	$ 3,592,510
TRW Automotive Holdings Corp. (a)	62,098	4,604,567
		8,197,077
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. Series A (a)	81,644	2,180,711
Media - 2.2%
Comcast Corp. Class A	89,378	4,866,632
Omnicom Group, Inc.	29,600	2,148,368
Twenty-First Century Fox, Inc. Class A	165,500	5,266,210
		12,281,210
Multiline Retail - 1.4%
Macy's, Inc.	66,650	3,545,780
Target Corp.	81,334	4,606,758
		8,152,538
Specialty Retail - 0.7%
Staples, Inc.	315,065	4,146,255
TOTAL CONSUMER DISCRETIONARY		34,957,791
CONSUMER STAPLES - 5.6%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	35,500	1,868,720
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	58,745	4,387,077
Walgreen Co.	54,640	3,133,604
		7,520,681
Food Products - 1.9%
Bunge Ltd.	44,735	3,389,124
Mondelez International, Inc.	129,010	4,225,078
The J.M. Smucker Co.	31,942	3,078,889
		10,693,091
Household Products - 1.6%
Procter & Gamble Co.	113,280	8,679,514
Personal Products - 0.5%
Coty, Inc. Class A	209,500	2,826,155
TOTAL CONSUMER STAPLES		31,588,161
Common Stocks - continued
	Shares	Value
ENERGY - 14.0%
Energy Equipment & Services - 0.9%
National Oilwell Varco, Inc.	65,600	$ 4,920,656
Oil, Gas & Consumable Fuels - 13.1%
Anadarko Petroleum Corp.	89,920	7,255,645
Apache Corp.	59,800	4,799,548
BG Group PLC	168,400	2,829,231
Canadian Natural Resources Ltd.	313,800	10,289,541
Chevron Corp.	117,200	13,083,036
Marathon Petroleum Corp.	89,800	7,817,090
Noble Energy, Inc.	84,160	5,245,693
Occidental Petroleum Corp.	137,078	12,003,920
Suncor Energy, Inc.	319,300	10,489,955
		73,813,659
TOTAL ENERGY		78,734,315
FINANCIALS - 26.9%
Capital Markets - 2.8%
Bank of New York Mellon Corp.	158,000	5,049,680
Goldman Sachs Group, Inc.	10,000	1,641,200
Invesco Ltd.	85,800	2,852,850
Morgan Stanley	153,700	4,535,687
SWS Group, Inc. (a)	201,000	1,543,680
		15,623,097
Commercial Banks - 8.2%
CIT Group, Inc.	95,900	4,464,145
First Citizen Bancshares, Inc.	27,200	6,017,728
PNC Financial Services Group, Inc.	92,100	7,356,948
Popular, Inc. (a)	98,280	2,594,592
U.S. Bancorp	164,100	6,519,693
Wells Fargo & Co.	421,300	19,101,739
		46,054,845
Consumer Finance - 1.0%
Cash America International, Inc.	45,000	1,652,850
EZCORP, Inc. (non-vtg.) Class A (a)	174,700	1,918,206
SLM Corp.	99,500	2,264,620
		5,835,676
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	145,457	$ 16,233,001
Interactive Brokers Group, Inc.	320,900	6,803,080
		23,036,081
Insurance - 5.3%
ACE Ltd.	64,500	6,050,745
AFLAC, Inc.	58,450	3,669,491
Donegal Group, Inc. Class A	90,500	1,322,205
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,650	2,943,919
MetLife, Inc.	97,700	4,792,185
National Western Life Insurance Co. Class A	8,850	1,930,628
Old Republic International Corp.	173,700	2,713,194
StanCorp Financial Group, Inc.	30,500	1,959,625
Torchmark Corp.	56,350	4,234,703
		29,616,695
Real Estate Investment Trusts - 2.4%
American Tower Corp.	34,200	2,766,096
Ares Commercial Real Estate Corp.	10,000	133,300
Boston Properties, Inc.	7,400	799,866
CyrusOne, Inc.	69,000	1,491,090
Eurobank Properties Real Estate Investment Co. (a)	517,920	5,273,816
Hibernia (REIT) PLC	693,800	1,057,373
New Residential Investment Corp.	110,000	698,500
Newcastle Investment Corp.	110,000	598,400
RAIT Financial Trust	40,000	337,600
		13,156,041
Real Estate Management & Development - 1.8%
Consolidated-Tomoka Land Co.	35,150	1,235,523
Kennedy-Wilson Holdings, Inc. (a)	365,500	8,779,310
		10,014,833
Thrifts & Mortgage Finance - 1.3%
Beneficial Mutual Bancorp, Inc. (a)	210,000	2,494,800
HF Financial Corp.	1,500	19,785
Meridian Interstate Bancorp, Inc. (a)	210,000	4,943,400
		7,457,985
TOTAL FINANCIALS		150,795,253
Common Stocks - continued
	Shares	Value
HEALTH CARE - 14.0%
Biotechnology - 0.4%
Amgen, Inc.	16,900	$ 2,010,255
Health Care Equipment & Supplies - 0.6%
St. Jude Medical, Inc.	57,600	3,498,048
Health Care Providers & Services - 3.8%
Express Scripts Holding Co. (a)	49,800	3,719,562
HCA Holdings, Inc. (a)	99,200	4,986,784
Team Health Holdings, Inc. (a)	49,300	2,127,788
UnitedHealth Group, Inc.	123,000	8,890,440
WellPoint, Inc.	17,101	1,470,686
		21,195,260
Pharmaceuticals - 9.2%
AbbVie, Inc.	33,400	1,644,282
Actavis PLC (a)	25,800	4,875,684
Endo Health Solutions, Inc. (a)(d)	41,100	2,707,668
Jazz Pharmaceuticals PLC (a)	43,900	6,657,874
Johnson & Johnson	102,100	9,032,787
Merck & Co., Inc.	255,200	13,517,944
Pfizer, Inc.	152,900	4,648,160
Teva Pharmaceutical Industries Ltd. sponsored ADR	82,400	3,677,512
Valeant Pharmaceuticals International (Canada) (a)	35,800	4,857,871
		51,619,782
TOTAL HEALTH CARE		78,323,345
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.5%
Textron, Inc.	87,800	3,116,900
Air Freight & Logistics - 1.3%
FedEx Corp.	54,000	7,199,280
Commercial Services & Supplies - 0.6%
Waste Management, Inc.	77,201	3,225,458
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	194,600	5,579,182
URS Corp.	101,100	5,075,220
		10,654,402
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	107,400	3,681,672
Industrial Conglomerates - 3.1%
General Electric Co.	704,600	17,706,598
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Caterpillar, Inc.	11,600	$ 1,089,356
Terex Corp.	25,000	1,025,000
		2,114,356
Road & Rail - 0.7%
CSX Corp.	145,700	3,920,787
TOTAL INDUSTRIALS		51,619,453
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 1.9%
Cisco Systems, Inc.	479,500	10,505,845
Computers & Peripherals - 3.0%
Apple, Inc.	18,350	9,186,010
EMC Corp.	325,000	7,878,000
		17,064,010
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	155,948	2,802,386
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A	266,300	7,925,088
Samsung Electronics Co. Ltd.	3,166	3,711,203
		11,636,291
Software - 1.3%
Oracle Corp.	130,100	4,800,690
Symantec Corp.	124,100	2,656,981
		7,457,671
TOTAL INFORMATION TECHNOLOGY		49,466,203
MATERIALS - 2.4%
Chemicals - 2.1%
Ashland, Inc.	28,300	2,626,523
Axiall Corp.	39,900	1,592,010
Chemtura Corp. (a)	69,100	1,733,028
Eastman Chemical Co.	46,300	3,609,548
LyondellBasell Industries NV Class A	29,520	2,324,995
		11,886,104
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	55,700	$ 1,805,237
TOTAL MATERIALS		13,691,341
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	226,100	7,533,652
CenturyLink, Inc.	102,914	2,970,098
Frontier Communications Corp. (d)	235,200	1,105,440
		11,609,190
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)(d)	367,400	1,105,874
TOTAL TELECOMMUNICATION SERVICES		12,715,064
UTILITIES - 6.3%
Electric Utilities - 3.1%
Edison International	78,600	3,785,376
ITC Holdings Corp.	49,100	5,081,850
NextEra Energy, Inc.	58,410	5,369,631
Xcel Energy, Inc.	100,200	2,896,782
		17,133,639
Gas Utilities - 0.9%
Atmos Energy Corp.	66,700	3,202,267
National Fuel Gas Co.	24,800	1,868,928
		5,071,195
Multi-Utilities - 2.3%
Alliant Energy Corp.	35,900	1,865,364
Ameren Corp.	47,700	1,804,968
NiSource, Inc.	116,400	4,000,668
Sempra Energy	56,950	5,279,835
		12,950,835
TOTAL UTILITIES		35,155,669
TOTAL COMMON STOCKS (Cost $472,260,044)		537,046,595
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
FINANCIALS - 0.5%
Commercial Banks - 0.5%
Itau Unibanco Holding SA sponsored ADR	217,580	$ 2,663,179
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	47,000	47
Equity Lifestyle Properties, Inc. Series C, 6.75%	16,134	374,147
		374,194
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,836,790)		3,037,373
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 2/27/14 to 5/1/14 (g) (Cost $124,996)	$ 125,000	124,996
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (e)(f) (Cost $353,254)	230,000	361,275
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	20,064,480	20,064,480
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	2,132,550	2,132,550
TOTAL MONEY MARKET FUNDS (Cost $22,197,030)		22,197,030
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $499,772,114)		562,767,269
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,749,617)
NET ASSETS - 100%		$ 561,017,652
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
58 ICE Russell 1000 Value Index Contracts (United States)	March 2014	$ 5,159,100	$ (148,245)
The face value of futures purchased as a percentage of net assets is 0.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $361,275 or 0.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $124,996.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,669
Fidelity Securities Lending Cash Central Fund	47,322
Total	$ 66,991
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,957,791	$ 34,957,791	$ -	$ -
Consumer Staples	31,588,161	31,588,161	-	-
Energy	78,734,315	78,734,315	-	-
Financials	153,832,626	153,832,579	-	47
Health Care	78,323,345	78,323,345	-	-
Industrials	51,619,453	51,619,453	-	-
Information Technology	49,466,203	45,755,000	3,711,203	-
Materials	13,691,341	13,691,341	-	-
Telecommunication Services	12,715,064	12,715,064	-	-
Utilities	35,155,669	35,155,669	-	-
U.S. Government and Government Agency Obligations	124,996	-	124,996	-
Preferred Securities	361,275	-	361,275	-
Money Market Funds	22,197,030	22,197,030	-	-
Total Investments in Securities:	$ 562,767,269	$ 558,569,748	$ 4,197,474	$ 47
Derivative Instruments:
Liabilities
Futures Contracts	$ (148,245)	$ (148,245)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (148,245)
Total Value of Derivatives	$ -	$ (148,245)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
Canada	5.1%
Ireland	2.4%
Bermuda	1.1%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,048,037) - See accompanying schedule: Unaffiliated issuers (cost $477,575,084)	$ 540,570,239
Fidelity Central Funds (cost $22,197,030)	22,197,030
Total Investments (cost $499,772,114)		$ 562,767,269
Receivable for investments sold		5,929,565
Receivable for fund shares sold		552,977
Dividends receivable		353,518
Distributions receivable from Fidelity Central Funds		9,313
Prepaid expenses		1,123
Other receivables		6,597
Total assets		569,620,362

Liabilities
Payable to custodian bank	$ 105,997
Payable for investments purchased	4,695,548
Payable for fund shares redeemed	1,197,395
Accrued management fee	241,268
Distribution and service plan fees payable	16,062
Payable for daily variation margin for derivative instruments	44,080
Other affiliated payables	114,213
Other payables and accrued expenses	55,597
Collateral on securities loaned, at value	2,132,550
Total liabilities		8,602,710

Net Assets		$ 561,017,652
Net Assets consist of:
Paid in capital		$ 791,086,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(292,914,584)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,845,996
Net Assets		$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,266,199 ÷ 1,445,000 shares)	$ 14.72

Maximum offering price per share (100/94.25 of $14.72)	$ 15.62
Class T: Net Asset Value and redemption price per share ($8,244,153 ÷ 560,275 shares)	$ 14.71

Maximum offering price per share (100/96.50 of $14.71)	$ 15.24
Class B: Net Asset Value and offering price per share ($1,631,775 ÷ 110,825 shares)A	$ 14.72

Class C: Net Asset Value and offering price per share ($7,789,198 ÷ 535,915 shares)A	$ 14.53

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($518,205,671 ÷ 34,997,277 shares)	$ 14.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,880,656 ÷ 263,226 shares)	$ 14.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 10,508,965
Interest		383
Income from Fidelity Central Funds		66,991
Total income		10,576,339

Expenses
Management fee Basic fee	$ 3,003,251
Performance adjustment	(664,858)
Transfer agent fees	1,175,937
Distribution and service plan fees	177,227
Accounting and security lending fees	206,936
Custodian fees and expenses	37,404
Independent trustees' compensation	2,737
Registration fees	93,237
Audit	57,311
Legal	2,105
Miscellaneous	3,894
Total expenses before reductions	4,095,181
Expense reductions	(22,191)	4,072,990
Net investment income (loss)		6,503,349
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,186,576
Foreign currency transactions	(8,422)
Futures contracts	1,432,461
Total net realized gain (loss)		59,610,615
Change in net unrealized appreciation (depreciation) on: Investment securities	32,608,267
Assets and liabilities in foreign currencies	(220)
Futures contracts	(477,467)
Total change in net unrealized appreciation (depreciation)		32,130,580
Net gain (loss)		91,741,195
Net increase (decrease) in net assets resulting from operations		$ 98,244,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,503,349	$ 9,916,334
Net realized gain (loss)	59,610,615	29,669,811
Change in net unrealized appreciation (depreciation)	32,130,580	43,960,221
Net increase (decrease) in net assets resulting from operations	98,244,544	83,546,366
Distributions to shareholders from net investment income	(7,028,513)	(9,512,706)
Distributions to shareholders from net realized gain	(1,781,878)	-
Total distributions	(8,810,391)	(9,512,706)
Share transactions - net increase (decrease)	(28,375,927)	(89,844,793)
Total increase (decrease) in net assets	61,058,226	(15,811,133)

Net Assets
Beginning of period	499,959,426	515,770,559
End of period (including undistributed net investment income of $0 and undistributed net investment income of $393,853, respectively)	$ 561,017,652	$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.13	.20	.14	.09	.09
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.38	1.85
Total from investment operations	2.48	1.93	.16	1.47	1.94
Distributions from net investment income	(.15)	(.21)	(.17)	(.10)	(.12)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.19) G	(.21)	(.17)	(.10)	(.12)
Net asset value, end of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Total Return A,B	20.01%	18.15%	1.58%	15.79%	25.74%
Ratios to Average Net Assets D,F
Expenses before reductions	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of fee waivers, if any	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of all reductions	1.00%	.85%	.86%	1.00%	1.13%
Net investment income (loss)	.95%	1.74%	1.38%	.87%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,266	$ 18,234	$ 18,900	$ 20,815	$ 23,778
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Income from Investment Operations
Net investment income (loss) C	.09	.17	.12	.06	.07
Net realized and unrealized gain (loss)	2.34	1.73	.01	1.39	1.84
Total from investment operations	2.43	1.90	.13	1.45	1.91
Distributions from net investment income	(.11)	(.18)	(.15)	(.07)	(.09)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.16)	(.18)	(.15)	(.07)	(.09)
Net asset value, end of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Total Return A,B	19.54%	17.88%	1.26%	15.50%	25.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of fee waivers, if any	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of all reductions	1.31%	1.12%	1.13%	1.28%	1.44%
Net investment income (loss)	.63%	1.48%	1.11%	.59%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,244	$ 6,544	$ 5,603	$ 5,625	$ 9,101
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.02
Net realized and unrealized gain (loss)	2.34	1.73	.02	1.38	1.85
Total from investment operations	2.36	1.84	.09	1.39	1.87
Distributions from net investment income	(.03)	(.12)	(.09)	(.02)	(.05)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.08)	(.12)	(.09)	(.02)	(.05)
Net asset value, end of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Total Return A,B	18.94%	17.24%	.86%	14.87%	24.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.80%	1.98%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.80%	1.98%
Expenses net of all reductions	1.80%	1.60%	1.62%	1.79%	1.97%
Net investment income (loss)	.14%	.99%	.63%	.08%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,632	$ 1,645	$ 1,819	$ 2,274	$ 2,711
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.03
Net realized and unrealized gain (loss)	2.31	1.72	.01	1.36	1.84
Total from investment operations	2.33	1.83	.08	1.37	1.87
Distributions from net investment income	(.05)	(.14)	(.10)	(.04)	(.06)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.10)	(.14)	(.10)	(.04)	(.06)
Net asset value, end of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Total Return A,B	18.94%	17.32%	.85%	14.79%	24.97%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.75%	1.89%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.75%	1.89%
Expenses net of all reductions	1.80%	1.61%	1.61%	1.74%	1.88%
Net investment income (loss)	.14%	.99%	.63%	.13%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,789	$ 5,839	$ 4,979	$ 3,959	$ 3,491
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Income from Investment Operations
Net investment income (loss) B	.17	.23	.18	.11	.12
Net realized and unrealized gain (loss)	2.37	1.75	.01	1.40	1.86
Total from investment operations	2.54	1.98	.19	1.51	1.98
Distributions from net investment income	(.19)	(.24)	(.20)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.20)	(.13)	(.14)
Net asset value, end of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Total Return A	20.31%	18.55%	1.85%	16.09%	26.21%
Ratios to Average Net Assets C,E
Expenses before reductions	.72%	.57%	.57%	.73%	.85%
Expenses net of fee waivers, if any	.72%	.57%	.57%	.73%	.85%
Expenses net of all reductions	.71%	.55%	.56%	.72%	.84%
Net investment income (loss)	1.23%	2.05%	1.68%	1.15%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,206	$ 465,702	$ 482,950	$ 803,009	$ 914,828
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Income from Investment Operations
Net investment income (loss) B	.17	.23	.17	.11	.12
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.39	1.85
Total from investment operations	2.52	1.96	.19	1.50	1.97
Distributions from net investment income	(.19)	(.24)	(.19)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.19)	(.13)	(.14)
Net asset value, end of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Total Return A	20.25%	18.42%	1.92%	16.04%	26.18%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.61%	.60%	.74%	.87%
Expenses net of fee waivers, if any	.73%	.61%	.60%	.74%	.87%
Expenses net of all reductions	.73%	.58%	.60%	.73%	.86%
Net investment income (loss)	1.22%	2.01%	1.65%	1.14%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,881	$ 1,995	$ 1,519	$ 1,876	$ 2,279
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,759,455
Gross unrealized depreciation	(31,676,236)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,083,219

Tax Cost	$ 505,684,050

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (287,150,893)
Net unrealized appreciation (depreciation)	$ 57,082,305

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (99,046,054)
2018	(188,104,839)
Total with expiration	$ (287,150,893)

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 8,810,391	$ 9,512,706

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $1,432,461 and a change in net unrealized appreciation (depreciation) of ($477,467) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $331,992,356 and $368,182,272, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,892	$ 3,031
Class T	.25%	.25%	38,660	912
Class B	.75%	.25%	16,720	12,663
Class C	.75%	.25%	68,955	14,236
			$ 177,227	$ 30,842

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,148
Class T	2,674
Class B*	2,798
Class C*	2,278
$ 16,898

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,844.25
Class T	24,258.31
Class B	5,042.30
Class C	20,908.30
Stock Selector Large Cap Value	1,065,839.21
Institutional Class	7,046.23
	$ 1,175,937

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,422 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $821 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $320,276. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47,322, including $2,017 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,415 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $8,776.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 211,924	$ 304,000
Class T	63,275	93,858
Class B	3,263	16,188
Class C	27,297	63,927
Stock Selector Large Cap Value	6,677,131	8,993,963
Institutional Class	45,623	40,770
Total	$ 7,028,513	$ 9,512,706

Annual Report

10. Distributions to Shareholders - continued

Years ended January 31,	2014	2013
From net realized gain
Class A	$ 67,665	$ -
Class T	26,666	-
Class B	5,288	-
Class C	24,673	-
Stock Selector Large Cap Value	1,646,206	-
Institutional Class	11,380	-
Total	$ 1,781,878	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	453,976	251,269	$ 6,296,444	$ 2,848,724
Reinvestment of distributions	17,878	24,461	258,884	281,542
Shares redeemed	(493,396)	(573,384)	(7,077,208)	(6,434,025)
Net increase (decrease)	(21,542)	(297,654)	$ (521,880)	$ (3,303,759)
Class T
Shares sold	162,162	131,721	$ 2,245,109	$ 1,501,274
Reinvestment of distributions	6,114	8,058	88,742	92,826
Shares redeemed	(134,046)	(136,167)	(1,877,963)	(1,544,492)
Net increase (decrease)	34,230	3,612	$ 455,888	$ 49,608
Class B
Shares sold	3,348	1,157	$ 45,970	$ 13,142
Reinvestment of distributions	509	1,236	7,427	14,255
Shares redeemed	(25,299)	(39,897)	(347,355)	(452,422)
Net increase (decrease)	(21,442)	(37,504)	$ (293,958)	$ (425,025)
Class C
Shares sold	146,694	162,948	$ 2,029,290	$ 1,812,867
Reinvestment of distributions	3,139	4,869	45,227	55,503
Shares redeemed	(88,666)	(162,163)	(1,208,921)	(1,799,733)
Net increase (decrease)	61,167	5,654	$ 865,596	$ 68,637

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Stock Selector Large Cap Value
Shares sold	7,167,684	3,974,459	$ 100,838,739	$ 45,488,310
Reinvestment of distributions	556,371	757,439	8,100,157	8,771,144
Shares redeemed	(9,956,522)	(12,329,354)	(139,235,813)	(140,694,347)
Net increase (decrease)	(2,232,467)	(7,597,456)	$ (30,296,917)	$ (86,434,893)
Institutional Class
Shares sold	206,722	54,716	$ 2,877,195	$ 619,947
Reinvestment of distributions	3,795	3,536	55,110	40,770
Shares redeemed	(107,442)	(39,612)	(1,516,961)	(460,078)
Net increase (decrease)	103,075	18,640	$ 1,415,344	$ 200,639

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy call 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustee" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCVI-UANN-0314
1.838383.104

Fidelity®

Stock Selector Large Cap Value

Fund

Annual Report

January 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	20.31%	16.31%	5.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite the worst January in years, markets finished notably higher for the 12 months ending January 31, 2014, amid a generally improving global economy and accommodative monetary policies worldwide. After achieving a series of highs in 2013, both the broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM pulled back in the new year, bringing their 12-month returns to 21.52% and 16.07%, respectively. The growth-oriented Nasdaq Composite Index®, having run hotter in 2013 and cooled less in January, retained a loftier 32.33% result. For the period overall, smaller-cap stocks generally outperformed larger-caps, and growth outperformed value across market-cap segments. Bullish sentiment drove stocks higher through mid-May, but mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond-buying program, along with jitters over a potential U.S. military strike in Syria, put the markets in flux over the summer. Stocks regained their momentum in October despite a budget impasse that briefly shuttered the federal government, and volatility remained subdued heading into the holidays, allowing many markets to hit all-time highs by year-end. In January, renewed optimism for Europe and other developed markets was overrun by renewed concern about Fed tapering, the economic slowdown in China and a sell-off in emerging markets.

Comments from Matthew Friedman, Lead Portfolio Manager of Fidelity® Stock Selector Large Cap Value Fund: For the year, the fund's Retail Class shares rose 20.31%, roughly in line with the 20.02% return of the Russell 1000® Value Index. The fund's performance versus the index primarily resulted from strong stock choices in health care, financials, consumer discretionary and utilities, which were partially offset by some stock-specific mistakes, most notably in energy. Among individual contributors, two real estate names - Kennedy-Wilson Holdings and Greece-based Eurobank Properties Real Estate Investment - were big relative contributors. The firms' exposure to the strong-performing U.K. and Greek real estate markets, respectively, helped propel both stocks. Conversely, not owning diversified financials firm Bank of America was the fund's biggest individual detractor. The stock flourished along with the diversified financials industry overall. Owning EZCORP also hurt. The company provides a variety of short-term consumer loans and sells merchandise via its pawn-lending operations business. The firm reported consecutive quarters of disappointing financial results, which turned investors away from the stock. Of note, the fund's modest cash position hurt in an up market. Many of the names I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2013 to January 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During Period* August 1, 2013 to January 31, 2014
Class A	1.05%
Actual		$ 1,000.00	$ 1,048.30	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.37%
Actual		$ 1,000.00	$ 1,046.00	$ 7.07
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class B	1.87%
Actual		$ 1,000.00	$ 1,043.50	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.78	$ 9.50
Class C	1.86%
Actual		$ 1,000.00	$ 1,043.50	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Stock Selector Large Cap Value	.77%
Actual		$ 1,000.00	$ 1,049.40	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.77%
Actual		$ 1,000.00	$ 1,049.00	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.4	3.3
General Electric Co.	3.1	2.8
Berkshire Hathaway, Inc. Class B	2.9	3.1
Merck & Co., Inc.	2.4	2.9
Chevron Corp.	2.3	2.8
Occidental Petroleum Corp.	2.1	2.3
Cisco Systems, Inc.	1.9	1.2
Suncor Energy, Inc.	1.9	1.9
Canadian Natural Resources Ltd.	1.8	1.8
Apple, Inc.	1.6	1.6
	23.4
Top Five Market Sectors as of January 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	27.5
Energy	14.0	14.6
Health Care	14.0	12.5
Industrials	9.2	9.0
Information Technology	8.8	8.8
Asset Allocation (% of fund's net assets)
As of January 31, 2014*		As of July 31, 2013**
	Stocks and Equity Futures 97.1%		Stocks and Equity Futures 97.1%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 2.8%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	14.5%	** Foreign investments	11.2%

Annual Report

Investments January 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 1.5%
Delphi Automotive PLC	59,000	$ 3,592,510
TRW Automotive Holdings Corp. (a)	62,098	4,604,567
		8,197,077
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. Series A (a)	81,644	2,180,711
Media - 2.2%
Comcast Corp. Class A	89,378	4,866,632
Omnicom Group, Inc.	29,600	2,148,368
Twenty-First Century Fox, Inc. Class A	165,500	5,266,210
		12,281,210
Multiline Retail - 1.4%
Macy's, Inc.	66,650	3,545,780
Target Corp.	81,334	4,606,758
		8,152,538
Specialty Retail - 0.7%
Staples, Inc.	315,065	4,146,255
TOTAL CONSUMER DISCRETIONARY		34,957,791
CONSUMER STAPLES - 5.6%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	35,500	1,868,720
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	58,745	4,387,077
Walgreen Co.	54,640	3,133,604
		7,520,681
Food Products - 1.9%
Bunge Ltd.	44,735	3,389,124
Mondelez International, Inc.	129,010	4,225,078
The J.M. Smucker Co.	31,942	3,078,889
		10,693,091
Household Products - 1.6%
Procter & Gamble Co.	113,280	8,679,514
Personal Products - 0.5%
Coty, Inc. Class A	209,500	2,826,155
TOTAL CONSUMER STAPLES		31,588,161
Common Stocks - continued
	Shares	Value
ENERGY - 14.0%
Energy Equipment & Services - 0.9%
National Oilwell Varco, Inc.	65,600	$ 4,920,656
Oil, Gas & Consumable Fuels - 13.1%
Anadarko Petroleum Corp.	89,920	7,255,645
Apache Corp.	59,800	4,799,548
BG Group PLC	168,400	2,829,231
Canadian Natural Resources Ltd.	313,800	10,289,541
Chevron Corp.	117,200	13,083,036
Marathon Petroleum Corp.	89,800	7,817,090
Noble Energy, Inc.	84,160	5,245,693
Occidental Petroleum Corp.	137,078	12,003,920
Suncor Energy, Inc.	319,300	10,489,955
		73,813,659
TOTAL ENERGY		78,734,315
FINANCIALS - 26.9%
Capital Markets - 2.8%
Bank of New York Mellon Corp.	158,000	5,049,680
Goldman Sachs Group, Inc.	10,000	1,641,200
Invesco Ltd.	85,800	2,852,850
Morgan Stanley	153,700	4,535,687
SWS Group, Inc. (a)	201,000	1,543,680
		15,623,097
Commercial Banks - 8.2%
CIT Group, Inc.	95,900	4,464,145
First Citizen Bancshares, Inc.	27,200	6,017,728
PNC Financial Services Group, Inc.	92,100	7,356,948
Popular, Inc. (a)	98,280	2,594,592
U.S. Bancorp	164,100	6,519,693
Wells Fargo & Co.	421,300	19,101,739
		46,054,845
Consumer Finance - 1.0%
Cash America International, Inc.	45,000	1,652,850
EZCORP, Inc. (non-vtg.) Class A (a)	174,700	1,918,206
SLM Corp.	99,500	2,264,620
		5,835,676
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class B (a)	145,457	$ 16,233,001
Interactive Brokers Group, Inc.	320,900	6,803,080
		23,036,081
Insurance - 5.3%
ACE Ltd.	64,500	6,050,745
AFLAC, Inc.	58,450	3,669,491
Donegal Group, Inc. Class A	90,500	1,322,205
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,650	2,943,919
MetLife, Inc.	97,700	4,792,185
National Western Life Insurance Co. Class A	8,850	1,930,628
Old Republic International Corp.	173,700	2,713,194
StanCorp Financial Group, Inc.	30,500	1,959,625
Torchmark Corp.	56,350	4,234,703
		29,616,695
Real Estate Investment Trusts - 2.4%
American Tower Corp.	34,200	2,766,096
Ares Commercial Real Estate Corp.	10,000	133,300
Boston Properties, Inc.	7,400	799,866
CyrusOne, Inc.	69,000	1,491,090
Eurobank Properties Real Estate Investment Co. (a)	517,920	5,273,816
Hibernia (REIT) PLC	693,800	1,057,373
New Residential Investment Corp.	110,000	698,500
Newcastle Investment Corp.	110,000	598,400
RAIT Financial Trust	40,000	337,600
		13,156,041
Real Estate Management & Development - 1.8%
Consolidated-Tomoka Land Co.	35,150	1,235,523
Kennedy-Wilson Holdings, Inc. (a)	365,500	8,779,310
		10,014,833
Thrifts & Mortgage Finance - 1.3%
Beneficial Mutual Bancorp, Inc. (a)	210,000	2,494,800
HF Financial Corp.	1,500	19,785
Meridian Interstate Bancorp, Inc. (a)	210,000	4,943,400
		7,457,985
TOTAL FINANCIALS		150,795,253
Common Stocks - continued
	Shares	Value
HEALTH CARE - 14.0%
Biotechnology - 0.4%
Amgen, Inc.	16,900	$ 2,010,255
Health Care Equipment & Supplies - 0.6%
St. Jude Medical, Inc.	57,600	3,498,048
Health Care Providers & Services - 3.8%
Express Scripts Holding Co. (a)	49,800	3,719,562
HCA Holdings, Inc. (a)	99,200	4,986,784
Team Health Holdings, Inc. (a)	49,300	2,127,788
UnitedHealth Group, Inc.	123,000	8,890,440
WellPoint, Inc.	17,101	1,470,686
		21,195,260
Pharmaceuticals - 9.2%
AbbVie, Inc.	33,400	1,644,282
Actavis PLC (a)	25,800	4,875,684
Endo Health Solutions, Inc. (a)(d)	41,100	2,707,668
Jazz Pharmaceuticals PLC (a)	43,900	6,657,874
Johnson & Johnson	102,100	9,032,787
Merck & Co., Inc.	255,200	13,517,944
Pfizer, Inc.	152,900	4,648,160
Teva Pharmaceutical Industries Ltd. sponsored ADR	82,400	3,677,512
Valeant Pharmaceuticals International (Canada) (a)	35,800	4,857,871
		51,619,782
TOTAL HEALTH CARE		78,323,345
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.5%
Textron, Inc.	87,800	3,116,900
Air Freight & Logistics - 1.3%
FedEx Corp.	54,000	7,199,280
Commercial Services & Supplies - 0.6%
Waste Management, Inc.	77,201	3,225,458
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	194,600	5,579,182
URS Corp.	101,100	5,075,220
		10,654,402
Electrical Equipment - 0.7%
Babcock & Wilcox Co.	107,400	3,681,672
Industrial Conglomerates - 3.1%
General Electric Co.	704,600	17,706,598
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.4%
Caterpillar, Inc.	11,600	$ 1,089,356
Terex Corp.	25,000	1,025,000
		2,114,356
Road & Rail - 0.7%
CSX Corp.	145,700	3,920,787
TOTAL INDUSTRIALS		51,619,453
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 1.9%
Cisco Systems, Inc.	479,500	10,505,845
Computers & Peripherals - 3.0%
Apple, Inc.	18,350	9,186,010
EMC Corp.	325,000	7,878,000
		17,064,010
Electronic Equipment & Components - 0.5%
Jabil Circuit, Inc.	155,948	2,802,386
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A	266,300	7,925,088
Samsung Electronics Co. Ltd.	3,166	3,711,203
		11,636,291
Software - 1.3%
Oracle Corp.	130,100	4,800,690
Symantec Corp.	124,100	2,656,981
		7,457,671
TOTAL INFORMATION TECHNOLOGY		49,466,203
MATERIALS - 2.4%
Chemicals - 2.1%
Ashland, Inc.	28,300	2,626,523
Axiall Corp.	39,900	1,592,010
Chemtura Corp. (a)	69,100	1,733,028
Eastman Chemical Co.	46,300	3,609,548
LyondellBasell Industries NV Class A	29,520	2,324,995
		11,886,104
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	55,700	$ 1,805,237
TOTAL MATERIALS		13,691,341
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	226,100	7,533,652
CenturyLink, Inc.	102,914	2,970,098
Frontier Communications Corp. (d)	235,200	1,105,440
		11,609,190
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)(d)	367,400	1,105,874
TOTAL TELECOMMUNICATION SERVICES		12,715,064
UTILITIES - 6.3%
Electric Utilities - 3.1%
Edison International	78,600	3,785,376
ITC Holdings Corp.	49,100	5,081,850
NextEra Energy, Inc.	58,410	5,369,631
Xcel Energy, Inc.	100,200	2,896,782
		17,133,639
Gas Utilities - 0.9%
Atmos Energy Corp.	66,700	3,202,267
National Fuel Gas Co.	24,800	1,868,928
		5,071,195
Multi-Utilities - 2.3%
Alliant Energy Corp.	35,900	1,865,364
Ameren Corp.	47,700	1,804,968
NiSource, Inc.	116,400	4,000,668
Sempra Energy	56,950	5,279,835
		12,950,835
TOTAL UTILITIES		35,155,669
TOTAL COMMON STOCKS (Cost $472,260,044)		537,046,595
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
FINANCIALS - 0.5%
Commercial Banks - 0.5%
Itau Unibanco Holding SA sponsored ADR	217,580	$ 2,663,179
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	47,000	47
Equity Lifestyle Properties, Inc. Series C, 6.75%	16,134	374,147
		374,194
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,836,790)		3,037,373
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 2/27/14 to 5/1/14 (g) (Cost $124,996)	$ 125,000	124,996
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (e)(f) (Cost $353,254)	230,000	361,275
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	20,064,480	20,064,480
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	2,132,550	2,132,550
TOTAL MONEY MARKET FUNDS (Cost $22,197,030)		22,197,030
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $499,772,114)		562,767,269
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,749,617)
NET ASSETS - 100%		$ 561,017,652
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
58 ICE Russell 1000 Value Index Contracts (United States)	March 2014	$ 5,159,100	$ (148,245)
The face value of futures purchased as a percentage of net assets is 0.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $361,275 or 0.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $124,996.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,669
Fidelity Securities Lending Cash Central Fund	47,322
Total	$ 66,991
Other Information

The following is a summary of the inputs used, as of January 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,957,791	$ 34,957,791	$ -	$ -
Consumer Staples	31,588,161	31,588,161	-	-
Energy	78,734,315	78,734,315	-	-
Financials	153,832,626	153,832,579	-	47
Health Care	78,323,345	78,323,345	-	-
Industrials	51,619,453	51,619,453	-	-
Information Technology	49,466,203	45,755,000	3,711,203	-
Materials	13,691,341	13,691,341	-	-
Telecommunication Services	12,715,064	12,715,064	-	-
Utilities	35,155,669	35,155,669	-	-
U.S. Government and Government Agency Obligations	124,996	-	124,996	-
Preferred Securities	361,275	-	361,275	-
Money Market Funds	22,197,030	22,197,030	-	-
Total Investments in Securities:	$ 562,767,269	$ 558,569,748	$ 4,197,474	$ 47
Derivative Instruments:
Liabilities
Futures Contracts	$ (148,245)	$ (148,245)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (148,245)
Total Value of Derivatives	$ -	$ (148,245)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
Canada	5.1%
Ireland	2.4%
Bermuda	1.1%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,048,037) - See accompanying schedule: Unaffiliated issuers (cost $477,575,084)	$ 540,570,239
Fidelity Central Funds (cost $22,197,030)	22,197,030
Total Investments (cost $499,772,114)		$ 562,767,269
Receivable for investments sold		5,929,565
Receivable for fund shares sold		552,977
Dividends receivable		353,518
Distributions receivable from Fidelity Central Funds		9,313
Prepaid expenses		1,123
Other receivables		6,597
Total assets		569,620,362

Liabilities
Payable to custodian bank	$ 105,997
Payable for investments purchased	4,695,548
Payable for fund shares redeemed	1,197,395
Accrued management fee	241,268
Distribution and service plan fees payable	16,062
Payable for daily variation margin for derivative instruments	44,080
Other affiliated payables	114,213
Other payables and accrued expenses	55,597
Collateral on securities loaned, at value	2,132,550
Total liabilities		8,602,710

Net Assets		$ 561,017,652
Net Assets consist of:
Paid in capital		$ 791,086,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(292,914,584)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,845,996
Net Assets		$ 561,017,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,266,199 ÷ 1,445,000 shares)	$ 14.72

Maximum offering price per share (100/94.25 of $14.72)	$ 15.62
Class T: Net Asset Value and redemption price per share ($8,244,153 ÷ 560,275 shares)	$ 14.71

Maximum offering price per share (100/96.50 of $14.71)	$ 15.24
Class B: Net Asset Value and offering price per share ($1,631,775 ÷ 110,825 shares)A	$ 14.72

Class C: Net Asset Value and offering price per share ($7,789,198 ÷ 535,915 shares)A	$ 14.53

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($518,205,671 ÷ 34,997,277 shares)	$ 14.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,880,656 ÷ 263,226 shares)	$ 14.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2014

Investment Income
Dividends		$ 10,508,965
Interest		383
Income from Fidelity Central Funds		66,991
Total income		10,576,339

Expenses
Management fee Basic fee	$ 3,003,251
Performance adjustment	(664,858)
Transfer agent fees	1,175,937
Distribution and service plan fees	177,227
Accounting and security lending fees	206,936
Custodian fees and expenses	37,404
Independent trustees' compensation	2,737
Registration fees	93,237
Audit	57,311
Legal	2,105
Miscellaneous	3,894
Total expenses before reductions	4,095,181
Expense reductions	(22,191)	4,072,990
Net investment income (loss)		6,503,349
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,186,576
Foreign currency transactions	(8,422)
Futures contracts	1,432,461
Total net realized gain (loss)		59,610,615
Change in net unrealized appreciation (depreciation) on: Investment securities	32,608,267
Assets and liabilities in foreign currencies	(220)
Futures contracts	(477,467)
Total change in net unrealized appreciation (depreciation)		32,130,580
Net gain (loss)		91,741,195
Net increase (decrease) in net assets resulting from operations		$ 98,244,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2014	Year ended January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,503,349	$ 9,916,334
Net realized gain (loss)	59,610,615	29,669,811
Change in net unrealized appreciation (depreciation)	32,130,580	43,960,221
Net increase (decrease) in net assets resulting from operations	98,244,544	83,546,366
Distributions to shareholders from net investment income	(7,028,513)	(9,512,706)
Distributions to shareholders from net realized gain	(1,781,878)	-
Total distributions	(8,810,391)	(9,512,706)
Share transactions - net increase (decrease)	(28,375,927)	(89,844,793)
Total increase (decrease) in net assets	61,058,226	(15,811,133)

Net Assets
Beginning of period	499,959,426	515,770,559
End of period (including undistributed net investment income of $0 and undistributed net investment income of $393,853, respectively)	$ 561,017,652	$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.13	.20	.14	.09	.09
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.38	1.85
Total from investment operations	2.48	1.93	.16	1.47	1.94
Distributions from net investment income	(.15)	(.21)	(.17)	(.10)	(.12)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.19) G	(.21)	(.17)	(.10)	(.12)
Net asset value, end of period	$ 14.72	$ 12.43	$ 10.71	$ 10.72	$ 9.35
Total Return A,B	20.01%	18.15%	1.58%	15.79%	25.74%
Ratios to Average Net Assets D,F
Expenses before reductions	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of fee waivers, if any	1.00%	.87%	.87%	1.00%	1.15%
Expenses net of all reductions	1.00%	.85%	.86%	1.00%	1.13%
Net investment income (loss)	.95%	1.74%	1.38%	.87%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,266	$ 18,234	$ 18,900	$ 20,815	$ 23,778
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Income from Investment Operations
Net investment income (loss) C	.09	.17	.12	.06	.07
Net realized and unrealized gain (loss)	2.34	1.73	.01	1.39	1.84
Total from investment operations	2.43	1.90	.13	1.45	1.91
Distributions from net investment income	(.11)	(.18)	(.15)	(.07)	(.09)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.16)	(.18)	(.15)	(.07)	(.09)
Net asset value, end of period	$ 14.71	$ 12.44	$ 10.72	$ 10.74	$ 9.36
Total Return A,B	19.54%	17.88%	1.26%	15.50%	25.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of fee waivers, if any	1.32%	1.14%	1.14%	1.29%	1.45%
Expenses net of all reductions	1.31%	1.12%	1.13%	1.28%	1.44%
Net investment income (loss)	.63%	1.48%	1.11%	.59%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,244	$ 6,544	$ 5,603	$ 5,625	$ 9,101
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.02
Net realized and unrealized gain (loss)	2.34	1.73	.02	1.38	1.85
Total from investment operations	2.36	1.84	.09	1.39	1.87
Distributions from net investment income	(.03)	(.12)	(.09)	(.02)	(.05)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.08)	(.12)	(.09)	(.02)	(.05)
Net asset value, end of period	$ 14.72	$ 12.44	$ 10.72	$ 10.72	$ 9.35
Total Return A,B	18.94%	17.24%	.86%	14.87%	24.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.80%	1.98%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.80%	1.98%
Expenses net of all reductions	1.80%	1.60%	1.62%	1.79%	1.97%
Net investment income (loss)	.14%	.99%	.63%	.08%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,632	$ 1,645	$ 1,819	$ 2,274	$ 2,711
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.02	.11	.07	.01	.03
Net realized and unrealized gain (loss)	2.31	1.72	.01	1.36	1.84
Total from investment operations	2.33	1.83	.08	1.37	1.87
Distributions from net investment income	(.05)	(.14)	(.10)	(.04)	(.06)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.10)	(.14)	(.10)	(.04)	(.06)
Net asset value, end of period	$ 14.53	$ 12.30	$ 10.61	$ 10.63	$ 9.30
Total Return A,B	18.94%	17.32%	.85%	14.79%	24.97%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.63%	1.62%	1.75%	1.89%
Expenses net of fee waivers, if any	1.80%	1.63%	1.62%	1.75%	1.89%
Expenses net of all reductions	1.80%	1.61%	1.61%	1.74%	1.88%
Net investment income (loss)	.14%	.99%	.63%	.13%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,789	$ 5,839	$ 4,979	$ 3,959	$ 3,491
Portfolio turnover rate E	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Income from Investment Operations
Net investment income (loss) B	.17	.23	.18	.11	.12
Net realized and unrealized gain (loss)	2.37	1.75	.01	1.40	1.86
Total from investment operations	2.54	1.98	.19	1.51	1.98
Distributions from net investment income	(.19)	(.24)	(.20)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.20)	(.13)	(.14)
Net asset value, end of period	$ 14.81	$ 12.51	$ 10.77	$ 10.78	$ 9.40
Total Return A	20.31%	18.55%	1.85%	16.09%	26.21%
Ratios to Average Net Assets C,E
Expenses before reductions	.72%	.57%	.57%	.73%	.85%
Expenses net of fee waivers, if any	.72%	.57%	.57%	.73%	.85%
Expenses net of all reductions	.71%	.55%	.56%	.72%	.84%
Net investment income (loss)	1.23%	2.05%	1.68%	1.15%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,206	$ 465,702	$ 482,950	$ 803,009	$ 914,828
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Income from Investment Operations
Net investment income (loss) B	.17	.23	.17	.11	.12
Net realized and unrealized gain (loss)	2.35	1.73	.02	1.39	1.85
Total from investment operations	2.52	1.96	.19	1.50	1.97
Distributions from net investment income	(.19)	(.24)	(.19)	(.13)	(.14)
Distributions from net realized gain	(.05)	-	-	-	-
Total distributions	(.24)	(.24)	(.19)	(.13)	(.14)
Net asset value, end of period	$ 14.74	$ 12.46	$ 10.74	$ 10.74	$ 9.37
Total Return A	20.25%	18.42%	1.92%	16.04%	26.18%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.61%	.60%	.74%	.87%
Expenses net of fee waivers, if any	.73%	.61%	.60%	.74%	.87%
Expenses net of all reductions	.73%	.58%	.60%	.73%	.86%
Net investment income (loss)	1.22%	2.01%	1.65%	1.14%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,881	$ 1,995	$ 1,519	$ 1,876	$ 2,279
Portfolio turnover rate D	64%	63%	128%	120%	171%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2014

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,759,455
Gross unrealized depreciation	(31,676,236)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,083,219

Tax Cost	$ 505,684,050

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (287,150,893)
Net unrealized appreciation (depreciation)	$ 57,082,305

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (99,046,054)
2018	(188,104,839)
Total with expiration	$ (287,150,893)

The tax character of distributions paid was as follows:

	January 31, 2014	January 31, 2013
Ordinary Income	$ 8,810,391	$ 9,512,706

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $1,432,461 and a change in net unrealized appreciation (depreciation) of ($477,467) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $331,992,356 and $368,182,272, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000® Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,892	$ 3,031
Class T	.25%	.25%	38,660	912
Class B	.75%	.25%	16,720	12,663
Class C	.75%	.25%	68,955	14,236
			$ 177,227	$ 30,842

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,148
Class T	2,674
Class B*	2,798
Class C*	2,278
$ 16,898

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,844.25
Class T	24,258.31
Class B	5,042.30
Class C	20,908.30
Stock Selector Large Cap Value	1,065,839.21
Institutional Class	7,046.23
	$ 1,175,937

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,422 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $821 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $320,276. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $47,322, including $2,017 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,415 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $8,776.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2014	2013
From net investment income
Class A	$ 211,924	$ 304,000
Class T	63,275	93,858
Class B	3,263	16,188
Class C	27,297	63,927
Stock Selector Large Cap Value	6,677,131	8,993,963
Institutional Class	45,623	40,770
Total	$ 7,028,513	$ 9,512,706

Annual Report

10. Distributions to Shareholders - continued

Years ended January 31,	2014	2013
From net realized gain
Class A	$ 67,665	$ -
Class T	26,666	-
Class B	5,288	-
Class C	24,673	-
Stock Selector Large Cap Value	1,646,206	-
Institutional Class	11,380	-
Total	$ 1,781,878	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Class A
Shares sold	453,976	251,269	$ 6,296,444	$ 2,848,724
Reinvestment of distributions	17,878	24,461	258,884	281,542
Shares redeemed	(493,396)	(573,384)	(7,077,208)	(6,434,025)
Net increase (decrease)	(21,542)	(297,654)	$ (521,880)	$ (3,303,759)
Class T
Shares sold	162,162	131,721	$ 2,245,109	$ 1,501,274
Reinvestment of distributions	6,114	8,058	88,742	92,826
Shares redeemed	(134,046)	(136,167)	(1,877,963)	(1,544,492)
Net increase (decrease)	34,230	3,612	$ 455,888	$ 49,608
Class B
Shares sold	3,348	1,157	$ 45,970	$ 13,142
Reinvestment of distributions	509	1,236	7,427	14,255
Shares redeemed	(25,299)	(39,897)	(347,355)	(452,422)
Net increase (decrease)	(21,442)	(37,504)	$ (293,958)	$ (425,025)
Class C
Shares sold	146,694	162,948	$ 2,029,290	$ 1,812,867
Reinvestment of distributions	3,139	4,869	45,227	55,503
Shares redeemed	(88,666)	(162,163)	(1,208,921)	(1,799,733)
Net increase (decrease)	61,167	5,654	$ 865,596	$ 68,637

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2014	2013	2014	2013
Stock Selector Large Cap Value
Shares sold	7,167,684	3,974,459	$ 100,838,739	$ 45,488,310
Reinvestment of distributions	556,371	757,439	8,100,157	8,771,144
Shares redeemed	(9,956,522)	(12,329,354)	(139,235,813)	(140,694,347)
Net increase (decrease)	(2,232,467)	(7,597,456)	$ (30,296,917)	$ (86,434,893)
Institutional Class
Shares sold	206,722	54,716	$ 2,877,195	$ 619,947
Reinvestment of distributions	3,795	3,536	55,110	40,770
Shares redeemed	(107,442)	(39,612)	(1,516,961)	(460,078)
Net increase (decrease)	103,075	18,640	$ 1,415,344	$ 200,639

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee or Vice President of other funds. He serves as President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LCV-UANN-0314
1.900193.104

Item 2. Code of Ethics

As of the end of the period, January 31, 2014, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Equity-Income Fund, Fidelity Series All-Sector Equity Fund, and Fidelity Series Equity-Income Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$47,000	$-	$6,300	$700
Fidelity Series All-Sector Equity Fund	$51,000	$-	$5,000	$2,600
Fidelity Series Equity-Income Fund	$48,000	$-	$6,300	$1,900

January 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$35,000	$-	$5,800	$-
Fidelity Series All-Sector Equity Fund	$43,000	$-	$4,700	$2,100
Fidelity Series Equity-Income Fund	$35,000	$-	$5,800	$100

A Amounts may reflect rounding.

B Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund commenced operations on December 6, 2012.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Stock Selector Large Cap Value Fund, Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the "Funds"):

Services Billed by PwC

January 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$44,000	$-	$2,700	$1,800
Fidelity Equity-Income Fund	$122,000	$-	$4,400	$4,900
Fidelity Mid Cap Value Fund	$52,000	$-	$3,300	$1,900
Fidelity Series Stock Selector Large Cap Value Fund	$53,000	$-	$2,700	$3,600
Fidelity Stock Selector Large Cap Value Fund	$51,000	$-	$3,300	$1,700

January 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$30,000	$-	$2,700	$200
Fidelity Equity-Income Fund	$146,000	$-	$4,400	$5,000
Fidelity Mid Cap Value Fund	$50,000	$-	$3,300	$1,700
Fidelity Series Stock Selector Large Cap Value Fund	$32,000	$-	$2,700	$300
Fidelity Stock Selector Large Cap Value Fund	$50,000	$-	$3,300	$1,700

A Amounts may reflect rounding.

B Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund commenced operations on December 6, 2012.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2014A	January 31, 2013A,B
Audit-Related Fees	$765,000	$910,000
Tax Fees	$-	$-
All Other Fees	$795,000	$735,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund's commencement of operations.

Services Billed by PwC

	January 31, 2014A	January 31, 2013A,B
Audit-Related Fees	$4,920,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2014 A	January 31, 2013 A,B,C
PwC	$5,465,000	$5,590,000
Deloitte Entities	$1,710,000	$1,690,000

A Amounts may reflect rounding

B Reflects current period presentation

C May include amounts billed prior to the Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund's commencement of operations and may include amounts billed prior to the Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 28, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 28, 2014